[front cover]

AMERICAN CENTURY
Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Value
Equity Income
Small Cap Value
Large Cap Value

March 31, 2001

[american century logo and text logo (reg. sm)]




[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.




Our Message to You
--------------------------------------------------------------------------------

James E. Stowers, Jr., standing, with  James E. Stowers III

     We are pleased to report strong results for our value-oriented common stock funds for a year that saw our financial markets do a remarkable about-face. When we closed our 12-month books on March 31, 2001, the four value funds covered in this report had posted gains that were well into positive territory, including a 36.51% increase for Small Cap Value. Meanwhile, illuminating the sea change in investor sentiment, the S&P 500 Index fell 21.68% during the same period.

     It was almost exactly a year ago that we started to see the first wobbling in the share prices of technology-oriented companies. As 2000 progressed, we were presented with mounting evidence of a slowing U.S. economy, and companies increasingly began to warn of lower than anticipated profits. As corporate profits weakened, investors readjusted their expectations and refocused on factors that determine a stock's true value over time--business model, management, products, earnings power, cash flow and other important fundamentals.

     At this writing, the market continues to work its way through that readjustment--a favorable environment for value managers. With the current market psychology, investors appear more likely to want companies whose shares are cheap, as opposed to stocks that are more expensive. Moreover, as your investment teams explain in their performance reviews, a steep market decline expands the shopping list for value investors. Today, some of the country's best companies are "on sale." We hope those factors, combined with effective stock selection on our part, will enable us to keep posting strong performance for you.

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"-- the collective wisdom of our investment and service professionals.

     As always, we appreciate your confidence in American Century.

Sincerely,
[signature]                  [signature]

James E. Stowers, Jr.        James E. Stowers III
Founder and Chairman         Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
VALUE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    8
EQUITY INCOME
   Performance Information ................................................   10
   Management Q&A .........................................................   11
   Schedule of Investments ................................................   14
SMALL CAP VALUE
   Performance Information ................................................   17
   Management Q&A .........................................................   18
   Schedule of Investments ................................................   21
LARGE CAP VALUE
   Performance Information ................................................   23
   Management Q&A .........................................................   24
   Schedule of Investments ................................................   27
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   29
   Statement of Operations ................................................   31
   Statement of Changes
      in Net Assets .......................................................   33
   Notes to Financial
      Statements ..........................................................   35
   Financial Highlights ...................................................   41
   Independent Auditors'
      Report ..............................................................   52
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   53
   Background Information
      Portfolio Managers ..................................................   54
      Investment Philosophy
         and Policies .....................................................   54
      Comparative Indices .................................................   54
   Glossary ...............................................................   55


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The 12-month period ended March 31, 2001, was a profitable one for value investors, while growth and technology stocks staged a dramatic retreat. The S&P 500/BARRA Growth Index declined 38.19%, the Nasdaq Composite Index fell 59.66%, and the S&P 500 was down 21.68% for the period. Meanwhile, the S&P 500/ BARRA Value Index fell just 1.07%. The value arena found more dramatic success during the second half of 2000, as investors flocked to the relative safety and opportunity afforded by more reasonably valued firms.

VALUE

* Value posted exceptional results in the midst of a bear market, gaining 19.20% for the year and handily outperforming the 6.54% gain posted by its benchmark, the Lipper Multi-Cap Value Index.

* Financial stocks, particularly those of banks and financial services firms, were among the fund's best performers. This was particularly true in the latter half of the year as interest rates decline and investors became interested in the group's long-term prospects.

* Telecommunications holdings detracted the most from performance, as firms in this industry stumbled in line with the downturn in technology issues.

EQUITY INCOME

* Equity Income gained 20.85% for the year, dramatically outperforming the 1.73% gain posted by its benchmark, the Lipper Equity Income Index.

* Financial holdings emerged as the fund's best contributors, with financial services firms and banks topping the list. Electrical utilities and consumer non-cyclical firms also contributed

* Telecommunications was Equity Income's only detractor from performance at the sector level. Firms in this group struggled as investors abandoned technology-oriented firms in lieu of more attractively priced opportunities.

SMALL CAP VALUE

* Small Cap Value returned 36.51%
     for its fiscal year, surpassing the return of its benchmark, the S&P SmallCap 600/BARRA Value Index, which rose 16.44%.

* Financial firms rebounded from
     earlier weakness to boost performance. Similarly, health care firms that had been swept lower in market malaise emerged to post solid gains, led by medical supply firms.

* The downtrodden technology sector produced two of the fund's best performers.

* Every sector in which Small Cap Value was represented contributed to performance. Only individual firms that didn't meet expectations detracted from results.

LARGE CAP VALUE

* Large Cap Value gained 12.38% for its fiscal year, far outperforming its benchmark, the S&P 500/BARRA Value Index, which declined 1.07%.

* Holdings in financial firms and health care companies provided exceptional returns.

* The utility and energy sectors, two classic value interests, also were bright spots in the portfolio.

* Positions in telecommunications and computer hardware proved especially detrimental.

[right margin]
                                    VALUE(1)
                                    (TWVLX)
       TOTAL RETURNS:                                      AS OF 3/31/01
          6 Months                                           11.40%(2)
          1 Year                                             19.20%
       INCEPTION DATE:                                       9/1/93
       NET ASSETS:                                       $1.8 billion(3)

                                EQUITY INCOME(1)
                                    (TWEIX)
       TOTAL RETURNS:                                      AS OF 3/31/01
          6 Months                                           10.26%(2)
          1 Year                                             20.85%
       INCEPTION DATE:                                       8/1/94
       NET ASSETS:                                     $514.4 million(3)

                               SMALL CAP VALUE(1)
                                    (ASVIX)
       TOTAL RETURNS:                                      AS OF 3/31/01
          6 Months                                           20.19%(2)
          1 Year                                             36.51%
       INCEPTION DATE:                                      7/31/98
       NET ASSETS:                                     $254.7 million(3)

                               LARGE CAP VALUE(1)
                                    (ALVIX)
       TOTAL RETURNS:                                      AS OF 3/31/01
          6 Months                                            7.91%(2)
          1 Year                                             12.38%
       INCEPTION DATE:                                       7/30/99
       NET ASSETS:                                      $19.5 million(3)

(1)    Investor Class.

(2)    Not annualized.

(3)    Includes all classes.

See Total Returns on pages 4, 10, 17 and 23.

Investment terms are defined in the Glossary on pages 55-56.


 2     1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

     The period covered in this report was occasionally unnerving but ultimately profitable for value investors. The fiscal year began just weeks after the notorious technology collapse in March 2000, and the volatility that ensued persists even today. Accompanied by economic deceleration triggered by the Federal Reserve's tight monetary policy early in the period, the entire market seemed to retreat.

     This was especially true for growth stocks. The S&P 500/BARRA Growth Index declined 38.19% and the Nasdaq Composite Index fell 59.66% during the period as weakening corporate profits further pounded the extraordinary valuations investors had previously awarded technology stocks.

     Economic weakness later in the period was pervasive, but value stocks fared better than their growth counterparts. While the S&P 500 Index was down 21.68% for period, the S&P 500/BARRA Value Index--stocks exhibiting value-oriented characteristics--declined only 1.07%.

     And where many saw only wreckage, we saw opportunity. The long-awaited shift to value stocks during the second half of 2000 enabled our value-oriented funds to provide double-digit returns for the year ended March 31, 2001. Small Cap Value led with a remarkable 36.51% gain.

     Equally satisfying, those returns came during one of the worst one-year periods in the stock market's history. From its peak on March 10, 2000, the Nasdaq fell 61% through March 31, 2001, and the S&P 500 fell 23% from its March 2000 peak--solidly in bear market territory, which is defined as a 20% loss in value.

THREE MONTHS INTO 2001

     Stocks staged a mini-rally in January, led by technology, as the Federal Reserve ushered in 2001 by unexpectedly cutting short-term interest rates. Share prices continued to climb through the end of the month, culminating in yet another rate slash by the Fed at its meeting in late January.

     In spite of a third rate ease in March, stocks continued to stumble. The prevailing winds shifted when market leader and networking giant Cisco Systems missed its earnings estimate for the first time in the company's history. Shortly thereafter, electrical equipment provider Nortel Networks downwardly revised its earnings projection, and the rout was on.

     Even defensive categories that typically provide safe havens in uncertain times suffered declines. In the S&P 500, health care lost 14.88% during the first quarter as investors exited pharmaceuticals because their valuations had become extended. Consumer non-cyclicals (food and beverage, grocery stores, home products) fell 14.37%. The interest-rate-sensitive financial sector declined 9.95% despite Fed rate cuts, and the energy sector lost 7.78%, despite higher prices and increased drilling.

WHAT'S NEXT?

     All eyes are on the economy. A continuing slowdown in business activity has the potential to challenge equity investors across many sectors. As a result, stock selection may become increasingly important. Careful assessment of individual companies' prospects in relation to the unfolding business cycle, along with properly judging their current valuation levels, will be the keys to success. That plays well into our classic value approach of seeking sound companies that have temporarily fallen out of favor.

[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED MARCH 31, 2001

S&P 500/BARRA VALUE   -1.07%
S&P 400/BARRA VALUE   16.15%
S&P 600/BARRA VALUE   16.44%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED MARCH 31, 2001

[line chart - data below]

            S&P 500/BARRA Value    S&P 400/BARRA Value    S&P 600/BARRA Value
 3/31/2000       $1.00                  $1.00                  $1.00
 4/30/2000       $0.99                  $0.99                  $1.01
 5/31/2000       $1.00                  $1.02                  $0.99
 6/30/2000       $0.96                  $0.97                  $1.02
 7/31/2000       $0.98                  $1.01                  $1.04
 8/31/2000       $1.04                  $1.08                  $1.10
 9/30/2000       $1.04                  $1.10                  $1.10
10/31/2000       $1.06                  $1.09                  $1.10
11/30/2000       $1.01                  $1.09                  $1.03
12/31/2000       $1.06                  $1.20                  $1.18
 1/31/2001       $1.10                  $1.26                  $1.27
 2/28/2001       $1.03                  $1.21                  $1.21
 3/31/2001       $0.99                  $1.16                  $1.16


Value on 3/31/01
S&P 500/BARRA VALUE   $0.99
S&P 400/BARRA VALUE   $1.16
S&P 600/BARRA VALUE   $1.16


                                               www.americancentury.com     3



Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                          INVESTOR CLASS                    ADVISOR CLASS                     INSTITUTIONAL CLASS
                         (INCEPTION 9/1/93)              (INCEPTION 10/2/96)                  (INCEPTION 7/31/97)

                  VALUE   S&P 500    LIPPER MULTI-  VALUE      S&P 500    LIPPER MULTI-  VALUE     S&P 500  LIPPER MULTI-
                                      CAP VALUE                            CAP VALUE                         CAP VALUE
                                      FUND INDEX                           FUND INDEX                        FUND INDEX
6 MONTHS*()       11.40%  -18.75%       1.75%       11.27%     -18.75%       1.75%       11.32%    -18.75%    1.75%
1 YEAR            19.20%  -21.68%       6.54%       18.72%     -21.68%       6.54%       19.24%    -21.68%    6.54%
===============================================================================================================================
AVERAGE ANNUAL RETURNS
===============================================================================================================================
3 YEARS            2.90%    3.05%       2.65%        2.66%       3.05%       2.65%        3.12%      3.05%    2.65%
5 YEARS           12.08%   14.18%      11.83%          --          --          --           --         --       --
LIFE OF FUND      14.04%   15.04%      12.71%       11.53%      13.97%      11.88%        7.07%      6.90%    5.92%

* Returns for periods less than one year are not annualized.

See pages 53-55 for information about share classes, the indices and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart - data below]

                Value         S&P 500           Lipper Multi-Cap
                                                Value Fund Index
 9/1/1993      $10,000           $10,000            $10,000
 9/30/1993     $10,000            $9,923             $9,993
12/31/1993     $10,307           $10,153            $10,207
 3/31/1994     $10,083            $9,768             $9,925
 6/30/1994     $10,270            $9,809             $9,986
 9/30/1994     $10,741           $10,289            $10,419
12/31/1994     $10,718           $10,287            $10,217
 3/31/1995     $11,953           $11,289            $11,038
 6/30/1995     $12,743           $12,367            $11,950
 9/30/1995     $13,305           $13,350            $12,868
12/31/1995     $14,233           $14,154            $13,385
 3/31/1996     $15,295           $14,914            $14,162
 6/30/1996     $16,121           $15,584            $14,516
 9/30/1996     $16,253           $16,065            $14,944
12/31/1996     $17,683           $17,403            $16,195
 3/31/1997     $17,745           $17,870            $16,468
 6/30/1997     $20,029           $20,992            $18,687
 9/30/1997     $22,396           $22,562            $20,553
12/31/1997     $22,282           $23,209            $20,553
 3/31/1998     $24,833           $26,447            $22,903
 6/30/1998     $23,621           $27,320            $22,497
 9/30/1998     $21,058           $24,602            $19,078
12/31/1998     $23,396           $29,842            $21,895
 3/31/1999     $22,383           $31,331            $22,053
 6/30/1999     $26,512           $33,543            $24,658
 9/30/1999     $23,596           $31,446            $22,007
12/31/1999     $23,211           $36,126            $23,195
 3/31/2000     $22,701           $36,953            $23,249
 6/30/2000     $22,347           $35,970            $23,016
 9/30/2000     $24,291           $35,621            $24,342
12/31/2000     $27,451           $32,835            $25,430
 3/31/2001     $27,058           $28,941            $24,769

Value on 3/31/01
S&P 500                               $28,941
Value                                 $27,058
Lipper Multi-Cap Value Fund Index     $24,769

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison in each graph. Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

[bar chart - data below]

              Value       Lipper Multi-Cap Value Fund Index
3/31/1994*    0.83%                    -0.75%
3/31/1995    18.56%                    11.22%
3/31/1996    28.06%                    28.30%
3/31/1997    15.92%                    16.28%
3/31/1998    39.94%                    39.07%
3/31/1999    -9.88%                    -3.71%
3/31/2000     1.42%                     5.42%
3/31/2001    19.20%                     6.54%

* From 9/1/93 to 3/31/94.


 4     1-800-345-2021


Value--Q&A
--------------------------------------------------------------------------------

[photo of Phil Davidson and Scott Moore]

     An interview with Phil Davidson (left) and Scott Moore, portfolio managers on the Value investment team.

HOW DID VALUE PERFORM FOR THE YEAR ENDED MARCH 31, 2001?

     We were pleased to provide exceptional results in the midst of a bear market. Value gained 19.20%* -- a return that was 12.66% greater than the 6.54% increase posted by its benchmark, the Lipper Multi-Cap Value Index. The S&P 500 Index, representing the broad market, declined 21.68%.

WHAT FACTORS CONTRIBUTED TO VALUE'S PERFORMANCE?

     To begin with, after a long drought, we continued to operate in a climate that favored our style of investing. Value stocks held up extremely well in absolute and relative terms, particularly during the last half of the period, when Value gained 11.40%, versus a 21.68% drop in the S&P 500 and a 59.66% fall in the Nasdaq Composite. For additional perspective, looking at the 12 months on a growth-versus-value basis, the S&P 500/BARRA Growth Index (a proxy for growth-oriented stocks in the index) was down 38.19%, against a 1.07% decrease in its opposite, the S&P 500/BARRA Value Index.

     The market's shift from growth to value almost exactly coincides with the beginning of the period we're covering in this report, as high valuations across the technology sector, coupled with the specter of a slowing economy, drove newly price-conscious investors toward the types of businesses found in Value's portfolio.

     On the investment side, we were rewarded for sticking with our "pure-play" value approach and effective stock selection. During the past several years, it appeared that some value managers were wandering into foreign territory and buying pricey technology stocks when those were the market darlings. We remained true to our discipline and built Value's portfolio carefully around our rigorous price-oriented criteria. As a result, we were ready and waiting when value rebounded.

WHICH INDUSTRIES OR STOCKS ADDED THE MOST TO RETURNS?

     Financial stocks represented Value's largest sector concentration and were also among the fund's strongest contributors, particularly in the last half of the period as interest rates declined and investors became more willing to evaluate the long-term prospects of financial companies. A top performer in this group was USA Education. This firm has a solid business providing student loans to more than five million individuals. Loans and earnings have risen consistently over the years, and, unlike many financial services companies, asset quality is not an issue because the federal government guarantees the loans. However, belief that a Democratic administration would create pressure on the company by providing direct, low-interest government loans to students drove down USA Education's stock to the extent that it met our value criteria and we bought it at an attractive price. The company's shares subsequently rallied on the Bush victory. Additionally, USA Education continued to demon-

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE REMAINED TRUE TO OUR DISCIPLINE AND BUILT VALUE'S PORTFOLIO CAREFULLY AROUND OUR RIGOROUS PRICE-ORIENTED CRITERIA."

PORTFOLIO AT A GLANCE
                                                3/31/01           3/31/00
NO. OF COMPANIES                                  77                60
P/E RATIO                                        19.7              18.6
MEDIAN MARKET                                    $5.28             $2.77
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $31.7            $16.7
   CAPITALIZATION                               BILLION           BILLION
DIVIDEND YIELD                                   2.16%             2.52%
PORTFOLIO TURNOVER                               150%              115%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 55-56.


                                               www.americancentury.com     5


Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

strate its leadership by introducing an online loan application and funding process that significantly improved servicing times.

     A second name in this group worth noting is Summit Bancorp. The 25th-largest bank holding company in the United States, New Jersey-based Summit was attractive to us for several reasons. This fundamentally strong firm is well managed and has compelling growth prospects, while its strong loan portfolio and deposit base offer protection from a weakening economy and rising interest rates. The stock rose on speculation that Summit would be acquired by FleetBoston Financial. We sold our position at a substantial gain when the deal was announced in the third quarter.

     Outside of the financial sector, Value found strength in consumer non-cyclical firms. Our best stock in this group was UST, Inc. (UST), which is the nation's leading producer and marketer of smokeless tobacco. We bought the stock when its price was depressed due to an unfavorable ruling in an antitrust lawsuit. Despite this trouble, UST has maintained its 75% market share and has continued to grow. The stock also is benefiting from speculation that UST will likely be purchased by industry giant R.J. Reynolds Tobacco.

WERE THERE OTHER AREAS OF STRENGTH?

     Yes, health care was another bright spot for Value. Although this sector is typically viewed as defensive, investors were uncharacteristically slow to seek its relative safety during the first quarter of 2001, and the group stumbled. Value's underweight position therefore was an advantage, and good stock selection also played a role. Our best contributors were companies that provide medical services, products or supplies, such as HCA -- The Healthcare Co., a long-time holding, and Becton Dickinson & Co., a newer contributor.

     HCA is the largest hospital management company in the country. The firm is benefiting on several fronts, including a successful asset restructuring program and better reimbursement to hospitals resulting from recently passed legislation that restored funding previously cut by the Balanced Budget Act of 1997. The government's investigation of HCA's billing practices has also been completed, which has helped boost its stock appreciably.

     Becton Dickinson is a medical technology company that manufactures and sells a broad range of supplies, devices and systems for use by health care professionals, medical research institutions, industry and the general public. Sales slowed as a strong dollar cut into business and customers reduced inventories. However, the stock has rallied nicely as the firm's medical systems division has ramped up manufacturing to meet the need for safety products in early 2001.

HOW DID THE FUND'S TECHNOLOGY HOLDINGS FARE?

     At a time when many funds were hindered by their investments in technology, Value's small stake proved beneficial. Careful stock picking was key. For example, we bought Honeywell International when we saw this high-quality company's share price fall on cyclical slowing in its business. The stock advanced last fall when United Technologies and General Electric began bidding to buy Honeywell. GE won the competition with a price that enabled us to sell our position at a profit.

     Value also fared well in heavy electrical equipment firms, including Emerson Electric and Litton. Emerson is an established, global manufacturer of

[left margin]

TOP TEN HOLDINGS
                                                        % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               3/31/01             9/30/00
ROYAL DUTCH PETROLEUM
     CO. NEW YORK SHARES                          4.5%               1.9%
VERIZON
     COMMUNICATIONS                               4.4%               4.1%
FIRST VIRGINIA
     BANKS, INC.                                  3.7%               4.2%
AIR PRODUCTS
     & CHEMICALS, INC.                            3.0%               1.4%
SPRINT CORP.                                      2.9%               3.2%
CHEVRON CORP.                                     2.7%               4.0%
CLOROX COMPANY                                    2.6%               1.0%
AGL RESOURCES INC.                                2.4%               2.5%
CHUBB CORP.                                       2.2%               1.7%
MINNESOTA MINING
     & MANUFACTURING CO.                          2.1%               4.2%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS

                                                 AS OF              AS OF
                                                3/31/01            9/30/00
ENERGY RESERVES
     & PRODUCTION                                10.2%               5.3
TELEPHONE                                         8.9%               8.1
CHEMICALS                                         7.4%               9.0
BANKS                                             5.8%               8.9
HOME PRODUCTS                                     5.2%               2.0


 6         1-800-345-2021

Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

electronics products and systems, such as surge protectors, converters and climate systems. Electronics giant Litton supplies advanced electronics and information systems for the U.S. Navy and makes electronic components and materials for the telecommunications, industrial, and computer markets. We built our positions in both firms when their prices were beaten down as investors trashed Old Economy firms in search of faster growing opportunities. The stocks rallied when market sentiment shifted back to more reasonably valued companies; in fact, Litton's stock went even higher on news the firm would be acquired by electronics powerhouse Northrop Grumman.

WHICH HOLDINGS DAMPENED PERFORMANCE?

     Positions in traditional telephone companies detracted the most from Value's results. A highly competitive environment, as well as guilt by association during the downturn in technology-oriented companies, pressured telecom firms. Our greatest detractor in this group was Sprint, a provider of local telephone and long-distance services. Sprint was to be acquired by WorldCom, a marriage seen by investors as advantageous for both sides -- but the deal was blocked by regulators in June 2000 on the belief that the combined company would have unfair market advantages that would reduce competition. This decision, along with slowing growth in Sprint's core long-distance business and dilution of the company's shares to fund new growth initiatives, resulted in poor performance for the year. Over the long term, we remain confident that Sprint's future is bright, given its solid financial position and strategically placed assets.

     Computer Sciences Corporation, which provides consulting and information technology services, was also disappointing. We purchased this stock when its price was low due to competitive pressures and concern that a slowing economy would cause corporate clients to reduce spending. Despite the firm's current troubles, we believe Computer Sciences Corporation's solid underlying business remains a promising value opportunity, so we are maintaining a material position.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE LAST REPORT?

     The resurgence of many Old Economy firms has caused us to trim some areas that we believe have approached fair market value, including the financial and utility sectors.

     On the buy side, as oil prices have come down, a number of firms in this group have captured our attention. We've added to our energy exposure, investing in higher quality names such as Exxon and Royal Dutch Petroleum. We've also beefed up our stake in selected consumer non-cyclical firms that became attractively priced in the market's broad correction. We've trained our focus in this area on well-known branded consumer companies, such as Clorox and Procter & Gamble.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING?

     We remain optimistic. The volatile market environment continues to present many good value opportunities, and it's our job to find those that appear most promising. We remain committed to our discipline of buying undervalued, leading businesses that have transitory issues affecting the price of their stocks. Over time, these firms should offer investors good opportunities for handsome, risk-adjusted returns.

[rigth margin]

"THE RESURGENCE OF MANY OLD ECONOMY FIRMS HAS CAUSED US TO TRIM SOME AREAS THAT WE BELIEVE HAVE APPROACHED FAIR MARKET VALUE, INCLUDING THE FINANCIAL AND UTILITY SECTORS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                          AS OF MARCH 31, 2001
* COMMON STOCKS AND FUTURES                                     94.9%
* TEMPORARY CASH INVESTMENTS                                     5.1%

[pie chart]

                                                      AS OF SEPTEMBER 30, 2000
* COMMON STOCKS AND FUTURES                                     95.3%
* TEMPORARY CASH INVESTMENTS                                     4.7%

[pie chart]


                                               www.americancentury.com     7


Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS -- 88.1%

BANKS - 5.8%
                  556,300  First Union Corp.                            $                  18,357,900
                1,565,150  First Virginia Banks, Inc.                                      67,880,556
                  374,700  Marshall & Ilsley Corp.                                         19,787,907
                                                                    -----------------------------------------
                                                                                          106,026,363
                                                                    -----------------------------------------

CHEMICALS - 7.4%
                1,413,500  Air Products & Chemicals, Inc.                                  54,278,400
                  238,100  du Pont (E.I.) de Nemours & Co.                                  9,690,670
                  922,800  Minerals Technologies Inc.(1)                                   32,251,860
                  379,500  Minnesota Mining & Manufacturing Co.                            39,430,050
                                                                    -----------------------------------------
                                                                                          135,650,980
                                                                    -----------------------------------------

CLOTHING STORES - 1.3%
                1,653,400  Intimate Brands, Inc.                                           24,304,980
                                                                    -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.5%
                  279,100  Pitney Bowes, Inc.                                               9,698,725
                                                                    -----------------------------------------

COMPUTER SOFTWARE - 2.0%
                  811,800  Computer Associates International, Inc.                         22,080,960
                  102,000  International Business Machines Corp.                            9,810,360
                  114,200  Synopsys, Inc.(2)                                                5,356,694
                                                                    -----------------------------------------
                                                                                           37,248,014
                                                                    -----------------------------------------

CONSTRUCTION & REAL PROPERTY - 0.8%
                  344,300  Martin Marietta Materials, Inc.                                 14,701,610
                                                                    -----------------------------------------

CONSUMER DURABLES - 0.8%
                  302,400  Carlisle Companies, Inc.                                         9,864,288
                   80,200  Whirlpool Corp.                                                  4,009,198
                                                                    -----------------------------------------
                                                                                           13,873,486
                                                                    -----------------------------------------

DEFENSE/AEROSPACE - 1.3%
                  687,500  Lockheed Martin Corp.                                           24,509,375
                                                                    -----------------------------------------

DEPARTMENT STORES - 0.5%
                  220,100  Federated Department Stores, Inc.(2)                             9,145,155
                                                                    -----------------------------------------

DRUGS - 2.5%
                  205,400  Bristol-Myers Squibb Co.                                        12,200,760
                1,309,300  Mylan Laboratories Inc.                                         33,845,405
                                                                    -----------------------------------------
                                                                                           46,046,165
                                                                    -----------------------------------------

ELECTRICAL EQUIPMENT - 1.8%
                  731,800  Littelfuse, Inc.(2)                                             18,432,213
                  968,800  Motorola, Inc.                                                  13,815,088
                                                                    -----------------------------------------
                                                                                           32,247,301
                                                                    -----------------------------------------

ELECTRICAL UTILITIES - 4.7%
                  494,100  FPL Group, Inc.                                                 30,288,330
                1,162,400  Niagara Mohawk Holdings Inc.(2)                                 19,644,560
                1,640,900  Wisconsin Energy Corp.                                          35,410,622
                                                                    -----------------------------------------
                                                                                           85,343,512
                                                                    -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 10.2%
                  352,100  Burlington Resources, Inc.                   $                   15,756,475
                  574,200  Chevron Corp.                                                    50,414,760
                  465,800  Exxon Mobil Corp.                                                37,729,800
                1,501,200  Royal Dutch Petroleum Co.
                              New York Shares                                               83,226,527
                                                                    ------------------------------------------
                                                                                           187,127,562
                                                                    ------------------------------------------

FINANCIAL SERVICES - 3.5%
                  679,300  AON Corp.                                                        24,115,150
                   68,600  MGIC Investment Corp.                                             4,693,612
                  173,000  Student Loan Corp. (The)                                         12,089,240
                  322,400  USA Education Inc.                                               23,422,360
                                                                    ------------------------------------------
                                                                                            64,320,362
                                                                    ------------------------------------------

FOOD & BEVERAGE - 2.5%
                  735,370  Archer-Daniels-Midland Co.                                        9,670,116
                  403,900  Campbell Soup Company                                            12,064,493
                  349,700  Heinz (H.J.) Co.                                                 14,057,939
                  451,500  IBP, Inc.                                                         7,404,600
                  179,500  Lance, Inc.                                                       2,013,766
                                                                    ------------------------------------------
                                                                                            45,210,914
                                                                    ------------------------------------------

FOREST PRODUCTS & PAPER - 1.7%
                  727,300  Bemis Co., Inc.                                                  24,066,357
                  372,100  Sonoco Products Co.                                               8,000,150
                                                                    ------------------------------------------
                                                                                            32,066,507
                                                                    ------------------------------------------

GAS & WATER UTILITIES - 4.4%
                2,049,800  AGL Resources Inc.(1)                                            44,911,118
                1,302,500  WGL Holdings Inc.(3)                                             36,014,125
                                                                    ------------------------------------------
                                                                                            80,925,243
                                                                    ------------------------------------------

GROCERY STORES - 0.4%
                  224,000  Albertson's Inc.                                                  7,127,680
                                                                    ------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 1.3%
                  697,600  Cooper Industries, Inc.                                          23,334,720
                                                                    ------------------------------------------

HEAVY MACHINERY - 0.8%
                  382,700  Deere & Co.                                                      13,907,318
                                                                    ------------------------------------------

HOME PRODUCTS - 5.2%
                1,522,100  Clorox Company                                                   47,870,045
                  295,000  Fortune Brands, Inc.                                             10,148,000
                  465,200  International Flavors & Fragrances Inc.                          10,262,312
                  447,700  Procter & Gamble Co. (The)                                       28,026,020
                                                                    ------------------------------------------
                                                                                            96,306,377
                                                                    ------------------------------------------

HOTELS - 0.3%
                  193,400  Harrah's Entertainment, Inc.(2)                                   5,691,762
                                                                    ------------------------------------------

INDUSTRIAL PARTS - 1.1%
                  174,600  Flowserve Corp.(2)                                                3,918,024
                  572,900  York International Corp.                                         15,857,872
                                                                    ------------------------------------------
                                                                                            19,775,896
                                                                    ------------------------------------------

INDUSTRIAL SERVICES - 1.7%
                  639,800  XTRA Corp.(1)(2)                                                 30,518,460
                                                                    ------------------------------------------


 8         1-800-345-2021                  See Notes to Financial Statements


Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

INFORMATION SERVICES - 2.7%
                  674,900  Computer Sciences Corp.(2)                   $                  21,833,015
                  364,100  KPMG Consulting Inc.(2)                                          4,710,544
                  223,000  Reynolds & Reynolds Co. Cl A                                     4,292,750
                  665,300  Valassis Communications, Inc.(2)                                19,293,700
                                                                    -----------------------------------------
                                                                                           50,130,009
                                                                    -----------------------------------------

LEISURE - 0.4%
                  239,700  GTECH Holdings Corp.(2)                                          6,531,825
                                                                    -----------------------------------------

LIFE & HEALTH INSURANCE - 0.5%
                  338,600  MetLife, Inc.                                                   10,174,930
                                                                    -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 2.4%
                  320,500  Bard (C.R.), Inc.                                               14,550,700
                  831,400  Becton Dickinson & Co.                                          29,365,048
                                                                    -----------------------------------------
                                                                                           43,915,748
                                                                    -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.6%
                  224,100  HCA - The Healthcare Co.                                         9,024,507
                  244,500  LabOne, Inc.(1)(2)                                               1,440,258
                                                                    -----------------------------------------
                                                                                           10,464,765
                                                                    -----------------------------------------

MOTOR VEHICLES & PARTS - 0.6%
                  319,100  Superior Industries International, Inc.(1)                       11,031,287
                                                                    -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 3.4%
                  295,700  Argonaut Group, Inc.                                             4,675,756
                  562,300  Chubb Corp.                                                     40,733,012
                  920,700  Horace Mann Educators Corp.                                     16,296,390
                                                                    -----------------------------------------
                                                                                           61,705,158
                                                                    -----------------------------------------

PUBLISHING - 2.7%
                  367,100  Banta Corp.                                                      8,902,175
                  264,000  Houghton Mifflin Co.                                            12,146,640
                  693,200  New York Times Co. (The) Cl A                                   28,400,404
                                                                    -----------------------------------------
                                                                                           49,449,219
                                                                    -----------------------------------------

RAILROADS - 0.8%
                  266,300  Union Pacific Corp.                                             14,979,375
                                                                    -----------------------------------------

RESTAURANTS - 0.9%
                  753,000  Wendy's International, Inc.                                     16,806,960
                                                                    -----------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.3%
                  198,400  T. Rowe Price Group Inc.                                         6,206,200
                                                                    -----------------------------------------

TELEPHONE - 8.9%
                  326,600  BellSouth Corp.                                                 13,364,472
                  583,500  CenturyTel Inc.                                                 16,775,625
                2,380,800  Sprint Corp.                                                    52,353,792
                1,651,160  Verizon Communications                                          81,402,188
                                                                    -----------------------------------------
                                                                                          163,896,077
                                                                    -----------------------------------------

TOBACCO - 1.4%
                  843,800  UST Inc.                                                        25,356,190
                                                                    -----------------------------------------

TOTAL COMMON STOCKS                                                                     1,615,756,210
                                                                    -----------------------------------------
  (Cost $1,535,316,545)


Shares                                                         Value
-------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS -

 RESERVED FOR FUTURES* -- 6.8%
       Repurchase Agreements, Merrill Lynch & Co., Inc.,
          (U.S. Treasury obligations), in a joint trading
          account at 5.10%, dated 3/30/01, due 4/2/01
          (Delivery value $90,138,292)                                  $                   90,100,000
       Repurchase Agreements, Morgan Stanley Group,
          Inc., (U.S. Treasury obligations), in a joint trading
          account at 5.12%, dated 3/30/01, due 4/2/01
          (Delivery value $35,265,540)                                                      35,250,500
                                                                    ------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS --
RESERVED FOR FUTURES                                                                       125,350,500
                                                                    ------------------------------------------
  (Cost $125,350,500)

 TEMPORARY CASH INVESTMENTS - 5.1%
       Repurchase Agreements, Morgan Stanley Group,
          Inc., (U.S. Treasury obligations), in a joint trading
          account at 5.12%, dated 3/30/01, due 4/2/01
          (Delivery value $54,872,902)                                                      54,849,500
       Repurchase Agreements, State Street Boston
          Corp., (U.S. Treasury obligations), in a joint
          trading account at 5.20%, dated 3/30/01,
          due 4/2/01 (Delivery value $4,401,907)                                             4,400,000
       Repurchase Agreements, Salomon-Smith Barney,
          Holdings, Inc., (U.S. Treasury obligations), in a
          joint trading account at 5.10%, dated 3/30/01,
          due 4/2/01 (Delivery value $34,214,535)                                           34,200,000
                                                                    ------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS                                                            93,449,500
                                                                    ------------------------------------------
  (Cost $93,449,500)

TOTAL INVESTMENT SECURITIES - 100.0%                                                    $1,834,556,210
                                                                    ==========================================
  (Cost $1,754,116,545)

 FUTURES CONTRACTS*
                        Expiration               Underlying Face                    Unrealized
    Purchased              Date                  Amount at Value                       Loss
---------------------------------------------------------------------------------------------------------

     426 S&P               June
   500 Futures             2001                   $125,350,500                     $(4,482,322)
                                          ===========================================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2001.)

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker, as initial margin on futures contracts.


See Notes to Financial Statements               www.americancentury.com     9


Equity Income--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                    INVESTOR CLASS                      ADVISOR CLASS                    INSTITUTIONAL CLASS
                  (INCEPTION 8/1/94)                 (INCEPTION 3/7/97)                   (INCEPTION 7/8/98)

             EQUITY   S&P 500   LIPPER EQUITY   EQUITY     S&P 500  LIPPER EQUITY     EQUITY    S&P 500   LIPPER EQUITY
             INCOME                INCOME       INCOME                INCOME          INCOME                 INCOME
                                 FUND INDEX                          FUND INDEX                            FUND INDEX
6 MONTHS*()  10.26%   -18.75%      -2.86%       10.13%     -18.75%      -2.86%        10.35%     -18.75%     -2.86%
1 YEAR       20.85%   -21.68%       1.73%       20.55%     -21.68%       1.73%        21.26%     -21.68%      1.73%
===============================================================================================================================
AVERAGE ANNUAL RETURNS
===============================================================================================================================
3 YEARS       7.72%     3.05%       2.19%        7.43%       3.05%       2.19%           --          --         --
5 YEARS      14.88%    14.18%      11.06%          --          --          --            --          --         --
LIFE OF FUND 16.62%    17.05%      13.03%       13.25%      11.15%       8.80%         9.55%       1.31%      2.17%

* Returns for periods less than one year are not annualized.

See pages 53-55 for information about share classes, the indices and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart - data below]

            Equity Income       S&P 500          Lipper Equity
                                               Income Fund Index
 8/1/1994      $10,000          $10,000            $10,000
 9/30/1994     $10,248          $10,489            $10,423
12/31/1994     $10,051          $10,487            $10,166
 3/31/1995     $11,067          $11,508            $10,932
 6/30/1995     $11,807          $12,607            $11,690
 9/30/1995     $12,345          $13,610            $12,536
12/31/1995     $13,029          $14,429            $13,197
 3/31/1996     $13,910          $15,204            $13,768
 6/30/1996     $14,555          $15,886            $14,120
 9/30/1996     $14,925          $16,377            $14,481
12/31/1996     $16,067          $17,742            $15,569
 3/31/1997     $16,168          $18,217            $15,833
 6/30/1997     $18,336          $21,400            $17,894
 9/30/1997     $20,050          $23,000            $19,297
12/31/1997     $20,606          $23,660            $19,799
 3/31/1998     $22,277          $26,961            $21,802
 6/30/1998     $21,740          $27,851            $21,698
 9/30/1998     $20,386          $25,080            $19,545
12/31/1998     $23,278          $30,421            $22,131
 3/31/1999     $22,180          $31,940            $22,151
 6/30/1999     $25,149          $34,194            $24,129
 9/30/1999     $23,646          $32,057            $22,158
12/31/1999     $23,239          $36,827            $23,057
 3/31/2000     $23,041          $37,671            $22,871
 6/30/2000     $23,286          $36,669            $22,543
 9/30/2000     $25,253          $36,313            $23,950
12/31/2000     $28,332          $33,473            $24,776
 3/31/2001     $27,847          $29,503            $23,265

Value on 3/31/01
S&P 500                             $29,503
Equity Income                       $27,847
Lipper Equity Income Fund Index     $23,265

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison. Equity Income's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

[bar chart - data below]

         Equity Income      Lipper Equity Income Fund Index
3/31/1995    10.69%                      6.32%
3/31/1996    25.67%                     25.95%
3/31/1997    16.24%                     15.39%
3/31/1998    37.78%                     37.52%
3/31/1999    -0.44%                      1.59%
3/31/2000     3.88%                      3.25%
3/31/2001    20.85%                      1.73%

* From 8/1/94 to 3/31/95.


 10     1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------

     An interview with Phil Davidson and Scott Moore, portfolio managers on the Equity Income investment team. A photo of Phil and Scott appears on page 5.

HOW DID EQUITY INCOME PERFORM FOR THE YEAR ENDED MARCH 31, 2001?

     American Century Equity Income performed well, returning 20.85%.* This performance far surpasses that of its benchmark, the Lipper Equity Income Index, which posted a 1.73% gain for the year. The S&P 500 Index, representative of the broad market, declined 21.68%.

     Equity Income's longer-term performance also has been solid. Lipper Inc., reported that the fund has outperformed the average equity income fund for the one-, three-, and five-year periods ended March 31, 2001. (See the Total Return table on the previous page for other fund performance comparisons.)

WHICH SECTORS OR STOCKS ADDED THE MOST TO RETURNS?

     The financial sector, which includes banks, brokerages, credit card companies, financial services firms and insurance providers, represented Equity Income's largest sector stake and produced the greatest contributors to performance. The sector lagged at the start of the fund's fiscal year due to rising interest rates and the exodus of investors seeking faster-growing areas of the market. But as the year progressed and the economy continued to slow, investors increasingly looked for the Federal Reserve to lower rates in an effort to spark economic growth. When speculation became reality and the Fed reduced rates three times in the first quarter of 2001, investors became more willing to look at the beneficiaries of the Fed's actions.

     Financial services firms fared particularly well in this environment. A top performer in this group was Student Loan Corp., which originates, holds, and services student loans. The company has enjoyed solid business in recent years, but its shares stumbled when it rejected a buyout offer from Citigroup. The stock was further punished in 2000 by speculation that a Democratic administration would pressure earnings by offering direct, low-interest government loans to students. We purchased Student Loan when the stock was inexpensive and it has subsequently demonstrated double-digit growth. The dividend growth has been equally impressive, with the yield moving from $0.60 per share when we purchased it to $2.80 per share as of this report date, thanks to strong fundamentals and an overcapitalized balance sheet.

     Another successful financial holding was New Jersey-based Summit Bancorp, the 25th-largest holding company in the United States. This firm was attractive for several reasons. It's well managed and has compelling growth prospects, and its strong loan portfolio and deposit base protect it from a weakening economy and rising interest rates. Summit's stock rose on speculation that it would be acquired by FleetBoston Financial. We sold our position at a substantial gain when the deal was announced in the third quarter.

     Outside of financials, Equity Income found success in electric utilities and consumer non-cyclicals. Utilties represented the fund's second-largest sector stake, and our top name in this area was FPL Group. FPL's principal subsidiary is Florida Power and Light, which serves more than seven million customers on the eastern seaboard and in southern

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"THE FINANCIAL SECTOR, WHICH INCLUDES BANKS, BROKERAGES, CREDIT CARD COMPANIES, FINANCIAL SERVICES FIRMS AND INSURANCE PROVIDERS, REPRESENTED EQUITY INCOME'S LARGEST SECTOR STAKE AND PRODUCED THE GREATEST CONTRIBUTORS TO PERFORMANCE."

PORTFOLIO AT A GLANCE
                                                3/31/01           3/31/00
NO. OF COMPANIES                                  67                58
P/E RATIO                                        16.3              16.1
MEDIAN MARKET                                    $2.23            $1.87
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $26.9             $11.2
   CAPITALIZATION                               BILLION           BILLION
DIVIDEND YIELD                                   3.05%             3.46%
PORTFOLIO TURNOVER                               169%              141%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.00%             1.00%

Investment terms are defined in the Glossary on pages 55-56.


                                               www.americancentury.com     11


Equity Income--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

Florida. A solid, well-managed firm with a strong balance sheet, Florida
Power and Light saw its stock rebound during the technology rout that began in March 2000 and then rise further when the company announced it would merge with Entergy. We sold on this gain.

     Among consumer non-cyclicals, our best holding was UST, Inc. (UST), which is the nation's leading producer and marketer of smokeless tobacco. We continued buying the stock when its price was depressed due to a unfavorable ruling in an antitrust lawsuit. Our decision was based on our confidence in the company's ability to withstand the lawsuit financially. Fundamentally, UST has maintained its 75% market share and has continued to grow. The stock also is benefiting from speculation that UST will likely be purchased by industry giant R.J. Reynolds Tobacco.

WHICH OTHER SECTORS OR STOCKS ADDED TO RETURNS?

     Industrials, at 7.7% of investments, represented a heavy sector concentration. The fund fared well in heavy electrical equipment firms, including Emerson Electric. Emerson is an established, old-line manufacturer of electronics products and systems, such as surge protectors, converters and climate systems. We built our position in this stock when its price was beaten down as investors trashed Old Economy firms in search of faster growing opportunities. Emerson rallied when market sentiment shifted back to more reasonably valued companies.

     Another beneficial holding was Bush Boake Allen, a specialty chemicals company that makes flavor, fragrance, and aroma additives used in consumer products. We were attracted to the firm's strong underlying business and low price. In September 2000, International Paper sold its nearly 70% stake in Bush Boake Allen to industry leader International Flavors and Fragrance. We sold the stock at a premium, making it a top contributor for the year.

     Equity Income's returns also were boosted by Union Pacific Railroad, in which the fund held the convertible security rather than common stock. Union Pacific is the country's largest railroad. A slowing economy weighed on the firm, which also struggled to recover from a recent merger that proved problematic. Union Pacific is currently showing fundamental improvement in its core operation, which is benefiting from improving credit and a lower cost structure. Because we owned the convertible, we were able to profit from the rising value of the firm's underlying stock and also benefited from the security's generous yield.

WHICH HOLDINGS DAMPENED PERFORMANCE?

     Telecommunications was Equity Income's only detractor at the sector level. A highly competitive environment, as well as guilt by association during the downturn in technology-oriented companies, pressured telecom firms. Our greatest detractor in this group was Sprint, a provider of local telephone and long-distance services. Sprint was to be

[left margin]

TOP TEN HOLDINGS
                                                        % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               3/31/01             9/30/00
VERIZON
     COMMUNICATIONS                              4.3%                3.9%
ROYAL DUTCH PETROLEUM
     CO. NEW YORK SHARES                         4.2%                1.4%
WASHINGTON GAS
     LIGHT CO.                                   3.8%                3.5%
STUDENT LOAN
     CORP. (THE)                                 3.8%                3.7%
PIEDMONT NATURAL GAS
     CO., INC.                                   3.3%                0.6%
FIRST VIRGINIA
     BANKS, INC.                                 3.3%                4.3%
HUBBELL INC.                                     2.9%                  --
AGL RESOURCES INC.                               2.9%                1.9%
AIR PRODUCTS &
     CHEMICALS, INC.                             2.8%                1.3%
CLOROX COMPANY                                   2.6%                  --

TOP FIVE INDUSTRIES
                                                  % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               3/31/01             9/30/00

GAS & WATER UTILITIES                           12.2%                8.2%
HOME PRODUCTS                                    8.4%                3.5%
ENERGY RESERVES
     & PRODUCTION                                6.5%                5.4%
TELEPHONE                                        6.2%                6.4%
BANKS                                            5.7%               10.1%


 12         1-800-345-2021


Equity Income--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

acquired by WorldCom, a marriage seen by investors as advantageous for both sides -- but the deal was blocked by regulators in June 2000 on the belief that the combined company would have unfair market advantages that would reduce competition. This decision, along with slowing growth and increasing competition in Sprint's core long-distance business and dilution of the company's shares to fund new growth initiatives, resulted in poor performance for the year. Over the long term, we remain confident that Sprint's future is bright, given its solid financial position, strategically placed assets and competitive edge in a rapidly growing industry. Indeed, Sprint was one of the first firms in its group to benefit as investors began to redeploy cash in early 2001.

     A second detractor was Xerox. The company struggled following a problematic reorganization of its sales force and sluggish sales of its higher-end products. The firm also came under investigation by the Securities and Exchange Commission regarding accounting issues concerning its operations in Mexico. That was enough for us. We sold our position before the market further devalued the stock.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE LAST REPORT?

     The resurgence of many Old Economy firms has caused us to trim some holdings that we believe have approached fair market value. We also reduced our overall weighting in utilities.

     On the buy side, we have increased our exposure in the industrial sector with the addition of Hubbell, Inc., an electrical parts company that is struggling with what we believe are transitory problems related to below-market pricing by a competitor. We've also added selected consumer non-cyclical firms that became very attractively priced in the market's broad correction. We've trained our focus in this area on well-known branded consumer companies that offer high relative yields due to their being out of favor based on near-term reduced expectations by the market.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING?

     We remain optimistic. The volatile market environment continues to present many good value/yield opportunities, and it's our job to find those that appear most promising. We remain committed to our discipline of buying undervalued, leading businesses that have transitory issues affecting the price of their stocks. We believe that these firms should offer investors good opportunities for handsome, risk-adjusted returns.

[right margin]

"WE REMAIN COMMITTED TO OUR DISCIPLINE OF BUYING UNDERVALUED, LEADING BUSINESSES THAT HAVE TRANSITORY ISSUES AFFECTING THE PRICE OF THEIR STOCKS."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                          AS OF MARCH 31, 2001
* COMMON STOCKS AND FUTURES                                     81.1%
* CONVERTIBLE BONDS                                              9.0%
* CONVERTIBLE PREFERRED STOCKS                                   6.3%
* CORPORATE BONDS                                                0.4%
* TEMPORARY CASH INVESTMENTS                                     3.2%

[pie chart]

                                                      AS OF SEPTEMBER 30, 2000
* COMMON STOCKS AND FUTURES                                     83.3%
* CONVERTIBLE PREFERRED STOCKS                                  10.3%
* CONVERTIBLE BONDS                                              4.2%
* TEMPORARY CASH INVESTMENTS                                     2.2%

[pie chart]


                                             www.americancentury.com     13


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------


 COMMON STOCKS - 74.2%

APPAREL & TEXTILES - 0.5%
                  132,000  Kellwood Co.                                    $                2,739,000
                                                                    -----------------------------------------

BANKS - 5.7%
                  194,400  Bancorpsouth Inc.                                                2,867,400
                  173,532  Commerce Bancshares, Inc.                                        6,453,221
                  383,700  First Virginia Banks, Inc.                                      16,641,069
                   75,600  UMB Financial Corp.                                              2,865,713
                                                                    -----------------------------------------
                                                                                           28,827,403
                                                                    -----------------------------------------

CHEMICALS - 4.2%
                  365,900  Air Products & Chemicals, Inc.                                  14,050,560
                   72,500  Minnesota Mining &
                              Manufacturing Co.                                             7,532,750
                                                                    -----------------------------------------
                                                                                           21,583,310
                                                                    -----------------------------------------

CLOTHING STORES - 1.3%
                  463,900  Intimate Brands, Inc.                                            6,819,330
                                                                    -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 0.4%
                   63,600  Pitney Bowes, Inc.                                               2,210,100
                                                                    -----------------------------------------

CONSUMER DURABLES - 2.7%
                  123,600  Carlisle Companies, Inc.                                         4,031,832
                  163,800  HON INDUSTRIES Inc.                                              3,762,486
                  190,300  National Presto Industries, Inc.(1)                              5,699,485
                                                                    -----------------------------------------
                                                                                           13,493,803
                                                                    -----------------------------------------

DRUGS - 0.7%
                   57,600  Bristol-Myers Squibb Co.                                         3,421,440
                                                                    -----------------------------------------

ELECTRICAL UTILITIES - 0.7%
                  173,400  Wisconsin Energy Corp.                                           3,741,972
                                                                    -----------------------------------------

ENERGY RESERVES & PRODUCTION - 6.5%
                   73,100  Chevron Corp.                                                    6,418,180
                   64,500  Exxon Mobil Corp.                                                5,224,500
                  382,000  Royal Dutch Petroleum Co.
                              New York Shares                                              21,178,080
                                                                    -----------------------------------------
                                                                                           32,820,760
                                                                    -----------------------------------------

FINANCIAL SERVICES - 4.6%
                  111,600  AON Corp.                                                        3,961,800
                  276,300  Student Loan Corp. (The)                                        19,307,844
                                                                    -----------------------------------------
                                                                                           23,269,644
                                                                    -----------------------------------------

FOOD & BEVERAGE - 2.8%
                  186,600  Campbell Soup Company                                            5,573,742
                  104,520  Flowers Foods Inc.(2)                                            2,100,852
                  163,900  Heinz (H.J.) Co.                                                 6,588,780
                   13,700  Lance, Inc.                                                        153,697
                                                                    -----------------------------------------
                                                                                           14,417,071
                                                                    -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER - 2.0%
                   92,300  Bemis Co., Inc.                                  $                3,054,207
                  174,900  Rayonier, Inc.                                                    7,223,370
                                                                    ------------------------------------------
                                                                                            10,277,577
                                                                    ------------------------------------------

GAS & WATER UTILITIES - 12.2%
                  638,500  AGL Resources Inc.                                               13,989,535
                  477,100  Northwest Natural Gas Co.                                        11,450,400
                  477,900  Piedmont Natural Gas Co., Inc.(3)                                16,965,450
                  706,000  WGL Holdings Inc.                                                19,520,899
                                                                    ------------------------------------------
                                                                                            61,926,284
                                                                    ------------------------------------------

GOLD - 0.3%
                  118,200  Barrick Gold Corp.                                                1,689,078
                                                                    ------------------------------------------

GROCERY STORES - 0.6%
                   84,700  Weis Markets, Inc.                                                2,960,265
                                                                    ------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 4.2%
                  195,900  Cooper Industries, Inc.                                           6,552,855
                  631,100  Hubbell Inc. Cl B                                                14,704,630
                                                                    ------------------------------------------
                                                                                            21,257,485
                                                                    ------------------------------------------

HEAVY MACHINERY - 0.5%
                   68,000  Deere & Co.                                                       2,471,120
                                                                    ------------------------------------------

HOME PRODUCTS - 7.4%
                  413,800  Clorox Company                                                   13,014,010
                   77,300  Fortune Brands, Inc.                                              2,659,120
                  106,100  Gillette Company                                                  3,307,137
                  276,800  International Flavors & Fragrances Inc.                           6,106,208
                  195,700  Procter & Gamble Co. (The)                                       12,250,820
                                                                    ------------------------------------------
                                                                                            37,337,295
                                                                    ------------------------------------------

INDUSTRIAL PARTS - 1.9%
                  351,600  York International Corp.                                          9,732,288
                                                                    ------------------------------------------

INDUSTRIAL SERVICES - 1.0%
                  103,000  XTRA Corp.(2)                                                     4,913,100
                                                                    ------------------------------------------

LEISURE - 0.9%
                  189,900  Russ Berrie and Co., Inc.                                         4,789,278
                                                                    ------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 1.4%
                   60,400  Bard (C.R.), Inc.                                                 2,742,160
                  118,200  Becton Dickinson & Co.                                            4,174,824
                                                                    ------------------------------------------
                                                                                             6,916,984
                                                                    ------------------------------------------

PROPERTY & CASUALTY INSURANCE - 2.1%
                  499,600  CNA Surety Corp.                                                  6,634,688
                  240,300  Horace Mann Educators Corp.                                       4,253,310
                                                                    ------------------------------------------
                                                                                            10,887,998
                                                                    ------------------------------------------

PUBLISHING - 0.7%
                  133,500  Donnelley (R.R.) & Sons Co.                                       3,500,370
                                                                    ------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.7%
                  137,200  Manufactured Home Communities, Inc.                               3,704,400
                                                                    ------------------------------------------


 14         1-800-345-2021                   See Notes to Financial Statements


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares/Principal Amount                                         Value
--------------------------------------------------------------------------------

TELEPHONE - 6.2%

                  430,500  Sprint Corp.                                    $                9,466,695

                  448,292  Verizon Communications                                          22,100,796
                                                                    -----------------------------------------

                                                                                           31,567,491
                                                                    -----------------------------------------

THRIFTS - 1.1%

                  221,210  Washington Federal, Inc.                                         5,426,558
                                                                    -----------------------------------------

TOBACCO - 0.9%

                  149,500  UST Inc.                                                         4,492,475
                                                                    -----------------------------------------

TOTAL COMMON STOCKS                                                                       377,193,879
                                                                    -----------------------------------------
  (Cost $351,808,693)

 CONVERTIBLE BONDS - 9.0%

COMPUTER HARDWARE  & BUSINESS MACHINES - 1.6%
              $14,465,000  Hewlett-Packard Co.,
                              3.82%, 10/14/17(4)                                            8,009,994
                                                                    -----------------------------------------

ELECTRICAL EQUIPMENT - 0.3%
                1,925,000  Motorola Inc., 2.25%, 9/27/13(4)                                 1,300,578
                                                                    -----------------------------------------

ENTERTAINMENT - 0.4%
                5,267,000  Royal Caribbean Cruises Ltd.,
                              4.88%, 2/1/21(4)                                              2,017,919
                                                                    -----------------------------------------

ENVIRONMENTAL SERVICES - 1.8%
                9,050,000  Waste Management Inc.,
                              4.00%, 2/1/02                                                 8,803,975
                  657,000  Waste Management Inc.,
                              2.00%, 1/24/05                                                  507,533
                                                                    -----------------------------------------
                                                                                            9,311,508
                                                                    -----------------------------------------

INFORMATION SERVICES - 0.5%
                3,125,000  Interpublic Group Cos. Inc.,
                              1.88%, 6/1/06                                                 2,681,641
                                                                    -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 2.1%
               10,815,000  Medical Care International Inc.,
                              6.75%, 10/1/06 (Acquired
                              10/23/97- 4/27/00,
                              Cost $9,687,313)(5)                                          10,477,031
                                                                    -----------------------------------------

SEMICONDUCTOR - 0.7%
                8,938,000  Arrow Electronics Inc.,
                              4.02%, 2/21/21(4)                                             3,670,166
                                                                    -----------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 1.2%
                6,210,000  United Parcel Service Inc.,
                              1.75%, 9/27/07                                                6,326,438
                                                                    -----------------------------------------

WIRELESS TELECOMMUNICATIONS - 0.4%
                2,500,000  AT&T - Liberty Media Corp.,
                              3.50%, 1/15/31                                                1,868,750
                                                                    -----------------------------------------

TOTAL CONVERTIBLE BONDS                                                                    45,664,025
                                                                    -----------------------------------------
  (Cost $46,203,874)

Shares/Principal Amount                                        Value
-------------------------------------------------------------------------------

 CONVERTIBLE PREFERRED STOCKS - 6.3%

FOREST PRODUCTS & PAPER - 0.7%
                   88,000  International Paper Co.,
                              5.25%, 7/20/25                                $                3,795,000
                                                                    ------------------------------------------

HOME PRODUCTS - 1.0%
                  128,900  Newell Financial Trust,
                              5.25%, 12/1/27                                                 5,059,325
                                                                    ------------------------------------------

RAILROADS - 2.5%
                  253,700  Union Pacific Capital Trust,
                              6.25%, 4/1/28                                                 12,399,588
                                                                    ------------------------------------------

RESTAURANTS - 2.1%
                  219,000  Wendy's International Inc., Series A,
                              5.00%, 9/15/26                                                10,555,800
                                                                    ------------------------------------------

TOTAL CONVERTIBLE PREFERRED STOCKS                                                          31,809,713
                                                                    ------------------------------------------
  (Cost $28,783,929)

 CORPORATE BONDS - 0.4%

ELECTRICAL UTILITIES

               $2,500,000  Pacific Gas & Electric Company,
                              7.88%, 3/1/02                                                  2,312,500
                                                                    ------------------------------------------
  (Cost $2,275,586)

 TEMPORARY CASH INVESTMENTS -

 RESERVED FOR FUTURES* -- 6.9%
    Repurchase Agreements, Morgan Stanley Group,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 5.12%, dated 3/30/01, due 4/2/01
       (Delivery value $500,213)                                                               500,000
    Repurchase Agreements, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.20%, dated 3/30/01,
       due 4/2/01 (Delivery value $9,719,960)                                                9,715,750
    Repurchase Agreement, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 5.20%, dated 3/30/01, due
       4/2/01 (Delivery value $25,310,963)                                                  25,300,000
                                                                    ------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS --
RESERVED FOR FUTURES                                                                        35,515,750
                                                                    ------------------------------------------
  (Cost $35,515,750)

 TEMPORARY CASH INVESTMENTS - 3.2%

    Repurchase Agreements, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.20%, dated 3/30/01,
       due 4/2/01 (Delivery value $15,591,003)                                              15,584,250
                                                                    ------------------------------------------
  (Cost $15,584,250)

TOTAL INVESTMENT SECURITIES - 100.0%                                                      $508,080,117
                                                                    ==========================================
  (Cost $480,172,082)


See Notes to Financial Statements           www.americancentury.com     15


Equity Income--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

 FUTURES CONTRACTS*
                    Expiration            Underlying Face        Unrealized
   Purchased           Date               Amount at Value           Loss
---------------------------------------------------------------------------------------

    119 S&P            June
  500 Futures          2001                $35,015,750           $(1,082,729)
                                    ================================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have increased equity exposure while maintaining easy access to cash for additional stock purchases.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2001.

(2) Non-income producing.

(3) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as intial margin on futures contracts.

(4) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 2001, was $10,477,031, which represented 2.0% of net assets.


 16         1-800-345-2021                    See Notes to Financial Statements


Small Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                     INVESTOR CLASS                    ADVISOR CLASS              INSTITUTIONAL CLASS
                   (INCEPTION 7/31/98)              (INCEPTION 12/31/99)          (INCEPTION 10/26/98)

               SMALL CAP       S&P 600/          SMALL CAP      S&P 600/        SMALL CAP    S&P 600/
                 VALUE        BARRA VALUE          VALUE       BARRA VALUE        VALUE     BARRA VALUE
6 MONTHS*        20.19%          6.10%             20.05%          6.10%          20.49%       6.10%
1 YEAR           36.51%         16.44%             36.18%         16.44%          36.99%      16.44%
LIFE OF FUND     16.30%          7.22%             35.20%         15.50%          20.06%      12.77%

* Returns for periods less than one year are not annualized.

See pages 53-55 for information about share classes, the index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart -- data below]

Value on 3/31/01
Small Cap Value         $14,951
S&P 600/BARRA Value     $12,044

                Small Cap Value       S&P 600/BARRA Value
 7/31/1998          $10,000                 $10,000
 8/31/1998           $8,620                  $8,196
 9/30/1998           $9,020                  $8,630
10/31/1998           $9,820                  $9,008
11/30/1998          $10,240                  $9,392
12/31/1998          $10,331                  $9,761
 1/31/1999           $9,928                  $9,649
 2/28/1999           $9,443                  $8,864
 3/31/1999           $9,576                  $8,829
 4/30/1999          $10,203                  $9,598
 5/31/1999          $10,872                  $9,981
 6/30/1999          $11,089                 $10,587
 7/31/1999          $11,089                 $10,422
 8/31/1999          $10,642                  $9,985
 9/30/1999          $10,216                  $9,801
10/31/1999           $9,952                  $9,575
11/30/1999          $10,114                  $9,790
12/31/1999          $10,242                 $10,058
 1/31/2000           $9,982                  $9,543
 2/29/2000           $9,982                  $9,974
 3/31/2000          $10,952                 $10,343
 4/30/2000          $10,952                 $10,415
 5/31/2000          $11,148                 $10,245
 6/30/2000          $11,373                 $10,538
 7/31/2000          $11,656                 $10,746
 8/31/2000          $12,528                 $11,373
 9/30/2000          $12,439                 $11,351
10/31/2000          $12,766                 $11,406
11/30/2000          $12,941                 $10,652
12/31/2000          $14,278                 $12,156
 1/31/2001          $15,069                 $13,119
 2/28/2001          $14,911                 $12,565
 3/31/2001          $14,951                 $12,044

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The S&P SmallCap 600/BARRA Value Index is provided for comparison in each graph. Small Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P SmallCap 600/BARRA Value Index do not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

[bar chart -- data below]

                 Small-Cap Value              S&P 600/BARRA Value
3/31/1999            -4.24%                        -11.71%
3/31/2000            14.37%                         17.14%
3/31/2001            36.51%                         16.44%

* From 7/31/98 to 3/31/99.


                                           www.americancentury.com     17


Small Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Todd Vingers and Ben Giele]

     An interview with Todd Vingers (left) and Ben Giele, portfolio managers on the Small Cap Value investment team.

HOW DID SMALL CAP VALUE PERFORM DURING THE 12 MONTHS ENDED MARCH 31, 2001?

     A broad market retreat did not prevent us from providing exception results. Small Cap Value gained 36.51%* for its fiscal year, more than doubling the return of its benchmark, the S&P SmallCap 600/BARRA Value Index, which rose 16.44%. The S&P 500 Index, measuring the broader market, fell 21.68%.

     Small Cap Value's life-of-fund performance also has been strong. Since the fund launched on July 31, 1998, it has posted an annualized return of 16.30%, again more than twice the benchmark's 7.22% return.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

     The period was marked by a dramatic reversal in market sentiment that played to value-oriented investors. At the height of the technology mania, many quality businesses outside technology languished at unprecedented discounts to both their intrinsic values and to the overall market, a phenomenon that was particularly acute at the smaller end of the capitalization spectrum.

     Applying our disciplined value approach, we took advantage of the disparities to accumulate attractive businesses at significant discounts. When investors realized that the economics behind many technology stocks no longer justified their share prices, they turned their attention to previously overlooked, quality businesses in the small-cap universe.

WHAT STOCKS OR INDUSTRIES CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE?

     The basic materials sector was a strong contributor for the fund's fiscal year -- with performance coming entirely from the strength of a single holding. Lilly Industries produces paint, industrial coatings, and specialty chemical products. Despite its good returns on capital and strong balance sheet, the company seemed particularly undervalued. Though the market failed to recognize the firm's value, Lilly's competitor, Valspar, didn't and bought the company. We sold our position at a gain for the fund.

     Financial firms also fared well. The Federal Reserve raised interest rates several times during the period to slow a racing economy, a strategy that initially pressured interest-rate sensitive financials. We used this opportunity to build positions in this area, and when the economy slowed and investors realized that the technology enthusiasm was overdone, they poured money into financials.

     One outstanding performer in this group was Centura Banks Inc., a small regional bank whose stock had been beaten down by difficulties integrating an acquisition. We took advantage of this weakness and bought shares at a healthy discount. In early 2001, we sold the position at a nice premium when Royal Bank of Canada snapped up Centura in an acquisition of its own.

     Incidentally, Small Cap Value's performance was certainly helped by merger activity, but we would like to * All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"THE PERIOD WAS MARKED BY A DRAMATIC REVERSAL IN MARKET SENTIMENT THAT PLAYED TO VALUE- ORIENTED INVESTORS."

PORTFOLIO AT A GLANCE
                                                3/31/01           3/31/00
NO. OF COMPANIES                                  90                72
P/E RATIO                                        17.0              13.9
MEDIAN MARKET                                    $660              $614
   CAPITALIZATION                               MILLION           MILLION
WEIGHTED MARKET                                  $922              $846
   CAPITALIZATION                               MILLION           MILLION
DIVIDEND YIELD                                   1.84%             2.25%
PORTFOLIO TURNOVER                               144%              178%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               1.25%             1.25%

Investment terms are defined in the Glossary on pages 55-56.


 18     1-800-345-2021


Small Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

stress that we do not specifically look for companies that are likely to merge or be acquired. However, the qualities that make a company an attractive portfolio candidate--a fundamentally strong business experiencing transitory issues that are depressing the stock's price--are the same qualities that make it an attractive merger target. Our goal is to purchase these stocks at attractive prices and then sell them when they reach what we believe is fair market value.

WHICH OTHER STOCKS OR INDUSTRIES CONTRIBUTED TO PERFORMANCE?

     Health care firms typically have consistent, predictable growth and robust returns on capital for which the market normally pays a premium. However, medical stock valuations had been beaten down in the market's antipathy for anything that wasn't technology.

     Against this backdrop, we identified a number of solid firms trading at attractive prices. For example, we found Henry Schein, a dental supply distribution firm. This company was the product of a merger whose ensuing integration difficulties caused a temporary loss of market share. As the firm resolved its difficulties, the market took notice and the stock more than doubled in value.

     Sybron Dental Specialties Inc. was another major contributor. The company develops, manufactures, and markets dental and orthodontic devices. After being spun off by parent firm Sybron International, the stock was trading at a discount to peers, despite the equivalent strength and quality of its business. When the market finally discovered the stock, our shareholders were handsomely rewarded.

     Elsewhere, energy holdings continued to be important contributors. As energy prices remained high and production relatively sluggish, the need for producers to boost output has bolstered the fortunes of firms in the energy services group.

     Capitalizing on this situation, we purchased Hydril and W-H Energy Services last fall on their initial public offerings when each was priced at a discount to their peers. We continue to hold both firms on the expectation that further value will be realized as the market recognizes the continued strong demand for their services.

HOW DID THE FUND'S EXPOSURE TO THE VOLATILE TECHNOLOGY SECTOR AFFECT
PERFORMANCE?

     The steep correction in technology is now a year old and difficulties still plague the sector. We were underweight in this area during the period, which helped us outperform our benchmark. Still, the pervasive damage afforded us the opportunity to selectively increase our exposure in well-positioned firms whose prices had become downtrodden.

     One success was Xircom Inc., which makes digital cards used in laptop modems. The slowdown in demand for the PC hurt the company, which was also was grappling with a transition to the production of wireless applications.

     We were attracted to the stock because it was selling at a small premium to the cash on its balance sheet and we thought it would rebound from the transitory issues it was facing. Before this thesis could play out, Intel bought the company at a generous price, and we sold our shares at a healthy gain.

     Electronics for Imaging was another significant contributor. This firm produces controllers for networked digital color printers and copiers, a fundamentally sound business that was swept lower in guilt by association with Xerox's high-profile difficulties.

[right margin]

TOP TEN HOLDINGS
                                                   % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               3/31/01             9/30/00

WISCONSIN
     ENERGY CORP.                                3.1%                2.3%
HIBERNIA CORP. CL A                              1.8%                  --
BANCORPSOUTH INC.                                1.8%                  --
G & K SERVICES
     INC. CL A                                   1.7%                1.1%
ADAPTEC, INC.                                    1.6%                1.0%
LITTELFUSE, INC.                                 1.6%                  --
PENTAIR, INC.                                    1.6%                  --
GRIFFON CORP.                                    1.6%                2.0%
WAUSAU-MOSINEE
     PAPER CORP.                                 1.6%                2.0%
CLAIRE'S STORES INC.                             1.6%                2.4%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS

                                                AS OF               AS OF
                                               3/31/01             9/30/00

BANKS                                            8.7%                5.0%
MEDICAL PRODUCTS
     & SUPPLIES                                  7.2%                7.6%
FOOD & BEVERAGE                                  6.9%                9.3%
ELECTRICAL EQUIPMENT                             5.9%                  --
FOREST PRODUCTS
     & PAPER                                     5.8%                3.6%


                                            www.americancentury.com         19


Small Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Lower overall capital spending for technology only compounded the situation, leaving the stock cheap compared to the firm's sizeable assets and robust operating business, which we were able to purchase for pennies on the dollar. Eventually, the stock price began to recover as the market realized that the integrity of the business was not compromised by its earlier challenges. As the stock began to approach a reasonable valuation, we gradually eliminated our position.

WHAT WERE SOME DISAPPOINTMENTS DURING THE PERIOD?

     Caraustar Industries Inc. is a paper company that is being squeezed on two fronts. The demand for the firm's products is cyclically decreasing, dragging prices lower and generating excess inventories. We believe these issues are transitory; we like the company's long-term prospects, and we continue to hold the stock.

     WD-40 Company is a different story. The company makes the well-known multipurpose lubricant and other household products. The firm is a slow-growth business characterized by muted demand and pricing weakness for its products, which in turn prevents WD-40 from realizing earnings growth. Because the fundamentals were no longer compelling and the issues facing this firm appeared to be long-term challenges, we sold our position.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO SINCE THE SEMIANNUAL
REPORT?

     As the period drew to a close, we carefully increased our technology exposure to take advantage of bargains that appeared across industries in that sector. At the same time, we reduced our stake in areas that had proved profitable, such as health care, utilities, and energy, as stocks in those sectors climbed to reasonable valuations. Our emphasis is distributed fairly evenly across sectors, consistent with our discipline that mandates a bottom-up process of selecting stocks one at a time, wherever the compelling opportunities may appear.

WHAT'S YOUR OUTLOOK FOR VALUE INVESTING IN THE NEAR FUTURE?

     Though the recent market volatility and economic uncertainty were frequently uncomfortable, these factors created the opportunity for us to purchase good firms at what we believe are bargain prices. Risk also is a natural component of these extremes, but by consistently applying our investment process, we believe we will find promising prospects that will reward our shareholders when the market recognizes these quality stocks.

[left margin]

"THOUGH THE RECENT MARKET VOLATILITY AND ECONOMIC UNCERTAINTY WERE FREQUENTLY UNCOMFORTABLE, THESE FACTORS CREATED THE OPPORTUNITY FOR US TO PURCHASE GOOD FIRMS AT BARGAIN PRICES."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                          AS OF MARCH 31, 2001
* COMMON STOCKS                                                 94.7%
* CONVERTIBLE BONDS                                              0.8%
* TEMPORARY CASH INVESTMENTS                                     4.5%

[pie chart]

                                                      AS OF SEPTEMBER 30, 2000
* COMMON STOCKS                                                 97.8%
* TEMPORARY CASH INVESTMENTS                                     2.2%

[pie chart]


 20     1-800-345-2021


Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 94.7%

APPAREL & TEXTILES - 2.4%
                  132,000  Kellwood Co.                                    $                2,739,000
                  230,000  Wolverine World Wide, Inc.                                       3,353,400
                                                                    -----------------------------------------
                                                                                            6,092,400
                                                                    -----------------------------------------

BANKS - 8.7%
                  307,000  Bancorpsouth Inc.                                                4,528,249
                  154,000  Colonial Bancgroup Inc.                                          2,002,000
                  328,000  Hibernia Corp. Cl A                                              4,582,159
                   86,000  Mid-America Bancorp                                              1,978,000
                  166,000  Sky Financial Group Inc.                                         2,827,188
                  179,900  Susquehanna Bancshares Inc.                                      3,232,578
                   66,000  Whitney Holding Corp.                                            2,609,063
                                                                    -----------------------------------------
                                                                                           21,759,237
                                                                    -----------------------------------------

CHEMICALS - 4.3%
                   75,000  AptarGroup, Inc.                                                 2,285,250
                  213,000  Georgia Gulf Corporation                                         3,708,330
                   23,500  H.B. Fuller Co.                                                    989,203
                  109,000  Minerals Technologies Inc.                                       3,809,550
                                                                    -----------------------------------------
                                                                                           10,792,333
                                                                    -----------------------------------------

CLOTHING STORES - 0.8%
                  105,000  Buckle Inc.(1)                                                   1,968,750
                                                                    -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 1.6%
                  469,000  Adaptec, Inc.(1)                                                 4,067,109
                                                                    -----------------------------------------

COMPUTER SOFTWARE - 0.6%
                   82,000  Unigraphics Solutions Inc.(1)                                    1,476,000
                                                                    -----------------------------------------

CONSUMER DURABLES - 2.6%
                  501,000  Griffon Corp.(1)                                                 3,957,900
                   88,400  National Presto Industries, Inc.                                 2,647,580
                                                                    -----------------------------------------
                                                                                            6,605,480
                                                                    -----------------------------------------

ELECTRICAL EQUIPMENT - 5.9%
                  134,000  Anixter International Inc.(1)                                    3,229,400
                  135,000  Ditech Communications Corp.(1)                                   1,529,297
                  124,000  Integrated Measurement Systems Inc.(1)                           1,402,750
                  160,000  Littelfuse, Inc.(1)                                              4,030,000
                  191,000  Methode Electronics, Inc.                                        3,408,156
                  110,000  X-Rite, Inc.                                                     1,081,300
                                                                    -----------------------------------------
                                                                                           14,680,903
                                                                    -----------------------------------------

ELECTRICAL UTILITIES - 3.1%
                  354,000  Wisconsin Energy Corp.                                           7,639,320
                                                                    -----------------------------------------

ENERGY RESERVES & PRODUCTION - 2.1%
                  147,000  Belco Oil & Gas Corp.(1)                                         1,293,600
                  133,023  Pure Resources Inc.(1)                                           2,567,344
                   64,000  Westport Resources Corp.(1)                                      1,344,000
                                                                    -----------------------------------------
                                                                                            5,204,944
                                                                    -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 0.6%
                  144,000  MicroFinancial Inc.                              $                1,612,800
                                                                    ------------------------------------------

FOOD & BEVERAGE - 6.9%
                  150,000  AFC Enterprises(1)                                                2,896,875
                   78,000  Corn Products International Inc.                                  2,001,480
                   65,000  Flowers Foods Inc.(1)                                             1,306,500
                  194,000  International Multifoods Corp.                                    3,734,499
                   63,000  Lancaster Colony Corp.                                            1,825,031
                  201,000  Lance, Inc.                                                       2,254,969
                  138,000  Sensient Technologies Corp.                                       3,143,640
                                                                    ------------------------------------------
                                                                                            17,162,994
                                                                    ------------------------------------------

FOREST PRODUCTS & PAPER - 5.8%
                   61,000  Bemis Co., Inc.                                                   2,018,490
                  379,300  Caraustar Industries Inc.                                         3,040,327
                   52,000  Rayonier, Inc.                                                    2,147,600
                  415,000  Sappi Ltd. ADR                                                    3,394,700
                  302,000  Wausau-Mosinee Paper Corp.                                        3,926,000
                                                                    ------------------------------------------
                                                                                            14,527,117
                                                                    ------------------------------------------

GAS & WATER UTILITIES - 5.4%
                  177,000  AGL Resources Inc.                                                3,878,070
                  162,000  Northwest Natural Gas Co.                                         3,888,000
                  103,000  Piedmont Natural Gas Co., Inc.                                    3,656,500
                   74,300  WGL Holdings Inc.                                                 2,054,395
                                                                    ------------------------------------------
                                                                                            13,476,965
                                                                    ------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 0.8%
                  500,000  International FiberCom, Inc.(1)                                   1,914,063
                                                                    ------------------------------------------

HEAVY MACHINERY - 1.3%
                  197,400  Regal-Beloit Corp.                                                3,286,710
                                                                    ------------------------------------------

INDUSTRIAL PARTS - 5.7%
                  246,000  Circor International Inc.                                         3,640,800
                  130,000  Flowserve Corp.(1)                                                2,917,200
                  157,000  Pentair, Inc.                                                     4,000,360
                  150,025  W-H Energy Services Inc.(1)                                       3,628,730
                                                                    ------------------------------------------
                                                                                            14,187,090
                                                                    ------------------------------------------

INDUSTRIAL SERVICES - 2.3%
                  213,000  G & K Services Inc. Cl A                                          4,240,031
                  160,000  Schawk, Inc.                                                      1,432,000
                                                                    ------------------------------------------
                                                                                             5,672,031
                                                                    ------------------------------------------

INFORMATION SERVICES - 3.1%
                   29,000  MedQuist Inc.(1)                                                    628,031
                  245,000  Pomeroy Computer Resources, Inc.(1)                               3,437,656
                  126,000  Valassis Communications, Inc.(1)                                  3,654,001
                                                                    ------------------------------------------
                                                                                             7,719,688
                                                                    ------------------------------------------

INTERNET - 0.3%
                  258,000  Viant Corp.(1)                                                      653,063
                                                                    ------------------------------------------


See Notes to Financial Statements             www.americancentury.com     21


Small Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

LEISURE - 3.9%
                  295,000  Boyds Collection Ltd.(1)                        $                2,802,500
                  160,000  Department 56, Inc.(1)                                           1,424,000
                   63,000  GTECH Holdings Corp.(1)                                          1,716,750
                  100,000  Hasbro, Inc.                                                     1,290,000
                   99,000  Russ Berrie and Co., Inc.                                        2,496,780
                                                                    -----------------------------------------
                                                                                            9,730,030
                                                                    -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 7.2%
                   68,479  Arrow International Inc.                                         2,567,963
                    9,300  Datascope Corp.                                                    331,603
                   99,000  Dentsply International Inc.                                      3,573,281
                   67,025  Orthofix International N.V.(1)                                   1,522,724
                  191,000  Owens & Minor Inc.                                               3,157,230
                  178,000  Sybron Dental Specialties Inc.(1)                                3,737,999
                  151,000  Young Innovations Inc.(1)                                        3,086,063
                                                                    -----------------------------------------
                                                                                           17,976,863
                                                                    -----------------------------------------

MOTOR VEHICLES & PARTS - 0.8%
                  141,000  ArvinMeritor, Inc.                                               1,935,930
                                                                    -----------------------------------------

OIL REFINING - 0.4%
                   25,000  Ultramar Diamond Shamrock Corp.                                    904,500
                                                                    -----------------------------------------

OIL SERVICES - 2.3%
                  103,000  Hydril Co.(1)                                                    2,362,563
                  358,000  NATCO Group Inc.(1)                                              3,490,500
                                                                    -----------------------------------------
                                                                                            5,853,063
                                                                    -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 5.5%
                   76,000  HCC Insurance Holdings, Inc.                                     2,010,200
                  182,000  Horace Mann Educators Corp.                                      3,221,400
                    8,775  Medical Assurance, Inc.(1)                                         107,933
                   58,000  PMI Group, Inc. (The)                                            3,768,839
                  107,800  Professionals Group Inc.(1)                                      2,566,988
                   30,000  Radian Group Inc.                                                2,032,500
                                                                    -----------------------------------------
                                                                                           13,707,860
                                                                    -----------------------------------------

PUBLISHING - 0.9%
                  100,000  Banta Corp.                                                      2,425,000
                                                                    -----------------------------------------

RESTAURANTS - 3.8%
                   92,000  Jack in the Box Inc.(1)                                          2,755,400
                  154,000  Papa John's International, Inc.(1)                               3,662,313
                  140,000  Wendy's International, Inc.                                      3,124,800
                                                                    -----------------------------------------
                                                                                            9,542,513
                                                                    -----------------------------------------

SECURITIES & ASSET MANAGEMENT - 1.1%
                   26,000  John Nuveen Co. Cl A                                             1,404,000
                   58,000  W.P. Stewart & Co., Ltd.                                         1,258,600
                                                                    -----------------------------------------
                                                                                            2,662,600
                                                                    -----------------------------------------

Shares/Principal Amount                                        Value
-------------------------------------------------------------------------------

SEMICONDUCTOR - 2.1%
                  153,000  Avnet Inc.                                       $                3,136,500
                  127,000  Electroglas, Inc.(1)                                              2,079,625
                                                                    ------------------------------------------
                                                                                             5,216,125
                                                                    ------------------------------------------

SPECIALTY STORES - 2.4%
                  220,000  Claire's Stores Inc.                                              3,894,000
                   90,000  Coldwater Creek Inc.(1)                                           2,031,750
                                                                    ------------------------------------------
                                                                                             5,925,750
                                                                    ------------------------------------------

TOTAL COMMON STOCKS                                                                        236,379,231
                                                                    ------------------------------------------
  (Cost $223,769,147)

 CONVERTIBLE BONDS - 0.8%

SEMICONDUCTOR
               $4,889,000  Arrow Electronics Inc.,
                              4.00%, 2/21/21(2)                                              2,007,546
                                                                    ------------------------------------------
  (Cost $2,223,721)

 TEMPORARY CASH INVESTMENTS - 4.5%
    Repurchase Agreements, Goldman Sachs
       & Co., Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.20%, dated 3/30/01,
       due 4/2/01 (Delivery value $11,204,853)                                              11,200,000
                                                                    ------------------------------------------
  (Cost $11,200,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                                      $249,586,777
                                                                    ==========================================
  (Cost $237,192,868)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security is a zero-coupon bond. The yield to maturity at purchase is indicated. Zero coupon securities are purchased at a substantial discount from their value at maturity.


 22         1-800-345-2021                  See Notes to Financial Statements


Large Cap Value--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                       INVESTOR CLASS                    ADVISOR CLASS
                     (INCEPTION 7/30/99)               (INCEPTION 10/26/00)

              LARGE CAP S&P 500     S&P 500/      LARGE CAP   S&P 500      S&P 500/
                VALUE              BARRA VALUE      VALUE                 BARRA VALUE
6 MONTHS*()     7.91%   -18.75%      -5.00%            --          --         --
1 YEAR          12.38%  -21.68%      -1.07%            --          --         --
LIFE OF FUND    2.54%    -6.71%       0.71%         8.94%     -18.41%         --

* Returns for periods less than one year are not annualized.

See pages 53-55 for information about share classes, the index and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart -- data below]

Value on 3/31/01
Large Cap Value        $10,426
S&P 500/BARRA Value    $10,120
S&P 500                 $8,909

                Large Cap Value        S&P 500      S&P 500/BARRA Value
 7/30/1999          $10,000            $10,000           $10,000
 8/31/1999           $9,560             $9,951            $9,747
 9/30/1999           $9,144             $9,678            $9,366
10/31/1999           $9,505            $10,291            $9,894
11/30/1999           $9,465            $10,502            $9,836
12/31/1999           $9,403            $11,118           $10,206
 1/31/2000           $9,161            $10,560            $9,881
 2/29/2000           $8,316            $10,361            $9,263
 3/31/2000           $9,278            $11,374           $10,230
 4/30/2000           $9,318            $11,032           $10,161
 5/31/2000           $9,479            $10,805           $10,193
 6/30/2000           $9,077            $11,072            $9,790
 7/31/2000           $9,097            $10,900            $9,986
 8/31/2000           $9,685            $11,576           $10,656
 9/30/2000           $9,661            $10,965           $10,654
10/31/2000          $10,109            $10,919           $10,853
11/30/2000           $9,824            $10,059           $10,297
12/31/2000          $10,310            $10,108           $10,828
 1/31/2001          $10,779            $10,467           $11,285
 2/28/2001          $10,636             $9,512           $10,536
 3/31/2001          $10,426             $8,909           $10,120

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The indices are provided for comparison. Large Cap Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

[bar chart -- data below]

             Large Cap Value               S&P 500/BARRA Value
3/31/2000        -7.22%                          2.29%
3/31/2001        12.38%                         -1.07%

* From 7/30/99 to 3/31/00.


                                             www.americancentury.com     23


Large Cap Value--Q&A
--------------------------------------------------------------------------------

[photo of Mark Mallon and Chuck Ritter]

     An interview with Mark Mallon and Chuck Ritter, portfolio managers on the Large Cap Value investment team.

HOW DID LARGE CAP VALUE PERFORM DURING THE 12 MONTHS ENDED MARCH 31, 2001?

     In the midst of the volatility and uncertainty plaguing the equities market, Large Cap Value turned in an outstanding gain of 12.38%* for the period. It far outperformed its benchmark, the S&P 500/BARRA Value Index, which declined 1.07%. The S&P 500 Index, the measure of the broader market, fell 21.68%.

     Large Cap Value's longer-term performance has also been solid. Since the fund launched on July 30, 1999, it has posted an annualized return of 2.54%, ahead of the 0.71% annualized return of its benchmark.

WHAT CONTRIBUTED TO THE FUND'S  PERFORMANCE?

     The dominant theme was the well-documented collapse of technology, telecommunications and media stocks. The correction, now a year old, reflected investors' doubts that technology earnings could be sustained in the face of a slowing economy.

     As a result, money that had long flowed out of value stocks and into virtually anything in the technology universe reversed course as investors revisited Old Economy companies that before had seemed stodgy and lackluster. Unwilling to continue banking on the prospects of strong future earnings from tech companies, especially those with untested business models, investors now sought quality companies with strong fundamentals that were selling at reasonable prices.

     As value investors, that's exactly our strategy, and we were rewarded for 'staying in our lane.'

WHICH STOCKS OR INDUSTRIES CONTRIBUTED THE MOST TO THE FUND'S PERFORMANCE?

     Financial firms, long an area of emphasis for the fund, provided exceptional returns. During the period, the Federal Reserve raised interest rates several times to slow the racing economy, an environment that is unkind to interest-rate sensitive financial companies.

     Early on, the perception that rates would continue to rise only increased pressure on these stocks, causing valuations to fall. Since we carefully assess the prices we're paying for fundamentals, many firms in this group represented good values to us and we used the opportunity to build our substantial position.

     One exceptional choice from this group is Countrywide Credit Industries, Inc., a mortgage banking business that benefits from increased mortgage activity, whether it's new loans or refinancing of existing ones. The stock began to rise early in the period on indications that Countrywide was interested in joining a larger enterprise, fueling takeover speculation.

     Later, as it became clear that the interest rate environment was growing more favorable, investors began to value the franchise more highly. Both factors contributed to the stock's rise until we believed it was fully valued and sold it at a gain to the fund.

* All fund returns referenced in this interview are for Investor Class shares.

[left margin]

"...MONEY THAT HAD LONG FLOWED OUT OF VALUE STOCKS AND INTO VIRTUALLY ANYTHING IN THE TECHNOLOGY UNIVERSE REVERSED COURSE AS INVESTORS REVISITED OLD ECONOMY COMPANIES THAT BEFORE HAD SEEMED STODGY AND LACKLUSTER."

PORTFOLIO AT A GLANCE
                                                3/31/01           3/31/00
NO. OF COMPANIES                                  88                89
P/E RATIO                                        18.8              20.5
MEDIAN MARKET                                    $11.7            $12.7
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $55.6             $77.1
   CAPITALIZATION                               BILLION           BILLION
DIVIDEND YIELD                                   2.23%             2.30%
PORTFOLIO TURNOVER                                55%               51%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               0.90%             0.90%

Investment terms are defined in the Glossary on pages 55-56.


 24     1-800-345-2021


Large Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     Our discipline also led us to the health care sector, a defensive area usually characterized by high prices for earnings that make finding value, and portfolio candidates, challenging.

     Healthsouth Corp., which operates rehabilitation centers, was a noteworthy opportunity. The firm encountered difficulties two years ago, as its need for working capital rose when payments from clients such as HMOs slowed. We believed the company was operationally sound, and once it improved its collection on outstanding bills, the market regained confidence in Healthsouth's long-term prospects. As confidence increased, so did the value of the stock, and we sold our position at a nice profit.

WHICH OTHER STOCKS OR INDUSTRIES CONTRIBUTED TO PERFORMANCE?

     The utility and energy sectors also proved rewarding. One top selection among utilities was FPL Group, Inc., a long-time portfolio holding. FPL's principal subsidiary, Florida Power and Light, serves more than seven million customers on the eastern seaboard and in southern Florida. FPL's balance sheet is one of the industry's strongest, affording the company ample opportunity to respond to market opportunities.

     In addition to benefiting from robust customer growth and rising per-customer usage, the firm's stock received a healthy boost from the proposed merger with another utility, Entergy. Though the merger failed because of management control issues, we still believe in the company's fundamental strength and we continue to hold the stock.

     Energy was one of the largest weightings in the portfolio. We took a significant position here based on the number of compelling opportunities in this traditional value sector. Two strong performers in this group were Occidental Petroleum Corp. and Tosco Corp.

     Rising natural gas prices and recently streamlined operations helped Occidental, an oil production company that is also a supplier of natural gas to California. In recent years, the company borrowed money to finance expanded production capacity. With oil prices remaining high, the firm is paying down that debt faster than expected.

     Tosco is a top-flight manager of oil-refining plants and has a strong presence in the gas station industry. We weren't the only ones to recognize the potential of this organization. Phillips Petroleum Company is acquiring Tosco -- a move that has created a sizable increase in the stock price.

WHAT WERE SOME OF THE DISAPPOINTMENTS DURING THE PERIOD?

     The technology turbulence that plagued the equities market for much of 2000 persisted into the first quarter of 2001. Damage crept into the telecommunications sector as well. Though we limited our exposure to these volatile areas and avoided some of the most detrimental firms, our holdings were not exempt from the downturn.

     Telecommunications restrained the fund's performance the most, with AT&T leading the way. The consumer long- distance industry, which represents a large share of AT&T's business, has become intensely competitive and price sensitive. The firm also provides long distance services for businesses, so it is doubly exposed to areas that are creating the most pressure on stock prices. Still, AT&T has promising interests in both the cell phone and cable television Industries -- they are a major provider of each--so we continue to hold the position.

TOP TEN HOLDINGS
                                                   % OF FUND INVESTMENTS
                                                AS OF               AS OF
                                               3/31/01             9/30/00
EXXON MOBIL CORP.                               4.5%                 5.6%
CITIGROUP INC.                                  3.7%                 3.5%
VERIZON
     COMMUNICATIONS                             2.8%                 2.5%
PHILIP MORRIS
     COMPANIES INC.                             2.2%                 2.2%
FANNIE MAE                                      1.9%                 1.0%
BANK OF AMERICA CORP.                           1.9%                 1.3%
ROYAL DUTCH PETROLEUM
     CO. NEW YORK SHARES                        1.9%                 1.8%
COMPUTER ASSOCIATES
     INTERNATIONAL, INC.                        1.9%                 0.8%
INTERNATIONAL BUSINESS
     MACHINES CORP.                             1.8%                 1.4%
LOEWS CORP.                                     1.6%                 2.3%

TOP FIVE INDUSTRIES
                                                   % OF FUND INVESTMENTS
                                                 AS OF              AS OF
                                               3/31/01             9/30/00
BANKS                                          11.5%                12.2%
ENERGY RESERVES
     & PRODUCTION                               9.3%                 9.6%
FINANCIAL SERVICES                              6.5%                 6.0%
TELEPHONE                                       5.0%                 6.9%
COMPUTER SOFTWARE                               4.5%                 2.8%


                                          www.americancentury.com         25


Large Cap Value--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

     This downbeat performance was followed closely by that of the technology sector. The computer hardware industry has struggled with weakening demand and inventory excesses for some time, as the life cycle of the PC has approached maturity and growth has become more cyclical. Compaq Computer Corp. is no exception since the PC is the mainstay of the firm's business, and the slowdown has translated into stalling sales and a falling stock price.

DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO SINCE THE SEMIANNUAL
REPORT?

     The fiscal year was marked by persistent and extreme volatility as the market anticipated the slowdown in the economy. Areas such as consumer cyclicals and industrials were especially hard hit earlier in the period.

     Our value discipline led us to increase our exposure in both arenas, where solid companies trading at discounts had become plentiful. As opportunities increased, so did our stakes. Later, the market began to realize that some of the earlier sell-off was overdone and the weakness would not continue indefinitely. With that realization came renewed confidence in these firms, leading to superior returns for the fund.

WHAT'S YOUR OUTLOOK FOR THE FUTURE OF LARGE-CAP VALUE INVESTING?

     Interest rates will continue to be a pivotal near-term factor. Stabilizing or declining rates will help provide an environment in which economic growth can flourish during the next few years, which will benefit Old and New Economy firms alike. We continue to see value prospects and are applying our investment process to build positions in fundamentally sound, inexpensively priced firms. We believe our strategy will benefit investors when the market discovers these stocks.

[left margin]

"THE FISCAL YEAR WAS MARKED BY PERSISTENT AND EXTREME VOLATILITY AS THE MARKET ANTICIPATED THE SLOWDOWN IN THE ECONOMY."

TYPES OF INVESTMENTS IN  THE PORTFOLIO
                                                          AS OF MARCH 31, 2001
* COMMON STOCKS                                                 95.9%
* TEMPORARY CASH INVESTMENTS                                     4.1%

[pie chart]

                                                      AS OF SEPTEMBER 30, 2000
* COMMON STOCKS                                                 95.5%
* TEMPORARY CASH INVESTMENTS                                     4.5%

[pie chart]


 26     1-800-345-2021


Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 95.9%

APPAREL & TEXTILES - 1.6%
                    2,300  Liz Claiborne, Inc.                                $               108,215
                    5,600  VF Corp.                                                           196,000
                                                                    -----------------------------------------
                                                                                              304,215
                                                                    -----------------------------------------

BANKS - 11.5%
                    6,800  Bank of America Corp.                                              372,300
                    5,700  Bank One Corp.                                                     206,226
                   16,166  Citigroup Inc.                                                     727,146
                    6,200  First Union Corp.                                                  204,600
                    5,300  Fleet Boston Financial Corp.                                       200,075
                    5,800  KeyCorp                                                            149,640
                    6,100  National City Corp.                                                163,175
                    9,869  U.S. Bancorp                                                       228,961
                                                                    -----------------------------------------
                                                                                            2,252,123
                                                                    -----------------------------------------

CHEMICALS - 3.4%
                    1,900  Eastman Chemical Company                                            93,518
                    2,400  FMC Corp.(1)                                                       176,736
                    4,400  Praxair, Inc.                                                      196,460
                    7,900  Sherwin-Williams Co.                                               201,292
                                                                    -----------------------------------------
                                                                                              668,006
                                                                    -----------------------------------------

CLOTHING STORES - 0.6%
                    7,800  Intimate Brands, Inc.                                              114,660
                                                                    -----------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 2.1%
                   11,200  Compaq Computer Corp.                                              203,840
                    6,700  Hewlett-Packard Co.                                                209,509
                                                                    -----------------------------------------
                                                                                              413,349
                                                                    -----------------------------------------

COMPUTER SOFTWARE - 4.5%
                   13,500  Computer Associates International, Inc.                            367,200
                    3,700  International Business Machines Corp.                              355,866
                    2,800  Microsoft Corp.(1)                                                 153,038
                                                                    -----------------------------------------
                                                                                              876,104
                                                                    -----------------------------------------

CONSUMER DURABLES - 1.5%
                    4,100  Black & Decker Corporation                                         150,675
                    2,800  Whirlpool Corp.                                                    139,972
                                                                    -----------------------------------------
                                                                                              290,647
                                                                    -----------------------------------------

DEFENSE/AEROSPACE - 1.9%
                    2,600  Boeing Co.                                                         144,846
                    3,500  Raytheon Co. Cl A                                                  102,200
                    3,900  TRW Inc.                                                           132,600
                                                                    -----------------------------------------
                                                                                              379,646
                                                                    -----------------------------------------

DEPARTMENT STORES - 2.6%
                   21,300  Kmart Corp.(1)                                                     200,220
                    3,800  May Department Stores Co. (The)                                    134,824
                    5,200  Sears, Roebuck & Co.                                               183,404
                                                                    -----------------------------------------
                                                                                              518,448
                                                                    -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

DRUGS - 1.8%
                    1,500  Bristol-Myers Squibb Co.                           $                 89,100
                    3,500  Merck & Co., Inc.                                                   265,650
                                                                    ------------------------------------------
                                                                                               354,750
                                                                    ------------------------------------------

ELECTRICAL EQUIPMENT - 0.5%
                    6,900  Motorola, Inc.                                                       98,394
                                                                    ------------------------------------------

ELECTRICAL UTILITIES - 3.3%
                    4,000  DTE Energy Company                                                  159,200
                    4,700  FPL Group, Inc.                                                     288,110
                    4,900  TXU Corp.                                                           202,468
                                                                    ------------------------------------------
                                                                                               649,778
                                                                    ------------------------------------------

ENERGY RESERVES & PRODUCTION - 9.3%
                    2,000  Amerada Hess Corp.                                                  156,240
                    2,200  Chevron Corp.                                                       193,160
                   10,868  Exxon Mobil Corp.                                                   880,308
                    8,700  Occidental Petroleum Corp.                                          215,325
                    6,700  Royal Dutch Petroleum Co.
                              New York Shares                                                  371,448
                                                                    ------------------------------------------
                                                                                             1,816,481
                                                                    ------------------------------------------

ENTERTAINMENT - 0.5%
                    3,500  Disney (Walt) Co.                                                   100,100
                                                                    ------------------------------------------

ENVIRONMENTAL SERVICES - 1.0%
                    7,800  Waste Management, Inc.                                              192,660
                                                                    ------------------------------------------

FINANCIAL SERVICES - 6.5%
                    4,200  AON Corp.                                                           149,100
                    4,000  Block (H & R), Inc.                                                 200,240
                    4,700  Fannie Mae                                                          374,120
                    3,500  Household International, Inc.                                       207,340
                    2,100  MBIA Inc.                                                           169,428
                    2,600  MGIC Investment Corp.                                               177,892
                                                                    ------------------------------------------
                                                                                             1,278,120
                                                                    ------------------------------------------

FOOD & BEVERAGE - 2.0%
                   10,100  ConAgra, Inc.                                                       184,224
                    5,000  Heinz (H.J.) Co.                                                    201,000
                                                                    ------------------------------------------
                                                                                               385,224
                                                                    ------------------------------------------

FOREST PRODUCTS & PAPER - 1.0%
                    5,500  International Paper Co.                                             198,440
                                                                    ------------------------------------------

GROCERY STORES - 1.0%
                    6,000  Albertson's Inc.                                                    190,920
                                                                    ------------------------------------------

HEAVY ELECTRICAL EQUIPMENT - 2.4%
                    3,900  Cooper Industries, Inc.                                             130,455
                    5,300  Dover Corp.                                                         189,952
                    2,300  Emerson Electric Co.                                                142,508
                                                                    ------------------------------------------
                                                                                               462,915
                                                                    ------------------------------------------

HOME PRODUCTS - 1.5%
                    2,600  Avon Products, Inc.                                                 103,974
                    5,400  Fortune Brands, Inc.                                                185,760
                                                                    ------------------------------------------
                                                                                               289,734
                                                                    ------------------------------------------


See Notes to Financial Statements          www.americancentury.com         27


Large Cap Value--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

INDUSTRIAL PARTS - 2.3%
                    4,100  ITT Industries, Inc.                               $               158,875
                    3,800  Parker-Hannifin Corp.                                              150,936
                    5,000  Snap-on Inc.                                                       145,600
                                                                    -----------------------------------------
                                                                                              455,411
                                                                    -----------------------------------------

INFORMATION SERVICES - 0.8%
                    2,700  Electronic Data Systems Corp.                                      150,822
                                                                    -----------------------------------------

INVESTMENT TRUSTS - 5.5%
                    6,500  iShares Russell 1000 Value
                              Index Fund                                                      364,650
                    7,000  iShares S&P 500/BARRA Value
                              Index Fund                                                      415,590
                    2,500  Standard & Poor's 500
                              Depositary Receipt                                              291,725
                                                                    -----------------------------------------
                                                                                            1,071,965
                                                                    -----------------------------------------

LEISURE - 1.6%
                    4,600  Eastman Kodak Co.                                                  183,494
                    7,554  Mattel, Inc.                                                       134,008
                                                                    -----------------------------------------
                                                                                              317,502
                                                                    -----------------------------------------

LIFE & HEALTH INSURANCE - 1.0%
                    4,800  Torchmark Corp.                                                    186,384
                                                                    -----------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 1.0%
                    5,500  Becton Dickinson & Co.                                             194,260
                                                                    -----------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.8%
                    3,900  HCA - The Healthcare Co.                                           157,053
                                                                    -----------------------------------------

MINING & METALS - 0.5%
                    2,700  Nucor Corp.                                                        108,189
                                                                    -----------------------------------------

MOTOR VEHICLES & PARTS - 2.4%
                   10,565  Ford Motor Co.                                                     297,088
                    3,500  General Motors Corp.                                               181,475
                                                                    -----------------------------------------
                                                                                              478,563
                                                                    -----------------------------------------

OIL REFINING - 2.0%
                    4,600  Tosco Corp.                                                        196,696
                    7,500  USX-Marathon Group                                                 202,125
                                                                    -----------------------------------------
                                                                                              398,821
                                                                    -----------------------------------------

PROPERTY & CASUALTY INSURANCE - 3.2%
                    7,400  Allstate Corp.                                                     310,356
                    5,400  Loews Corp.                                                        320,814
                                                                    -----------------------------------------
                                                                                              631,170
                                                                    -----------------------------------------

PUBLISHING - 2.4%
                    8,000  American Greetings Corp. Cl A                                       84,800
                    7,300  Deluxe Corp.                                                       172,791
                    3,400  Gannett Co., Inc.                                                  203,048
                                                                    -----------------------------------------
                                                                                              460,639
                                                                    -----------------------------------------

RAILROADS - 0.5%
                    3,500  Burlington Northern Santa Fe Corp.                                 106,330
                                                                    -----------------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 1.0%
                    3,700  Equity Residential Properties Trust                $                192,511
                                                                    ------------------------------------------

RESTAURANTS - 1.3%
                    5,700  McDonald's Corp.                                                    151,335
                    4,300  Wendy's International, Inc.                                          95,976
                                                                    ------------------------------------------
                                                                                               247,311
                                                                    ------------------------------------------

SECURITIES & ASSET MANAGEMENT - 0.8%
                    2,800  Morgan Stanley Dean Witter & Co.                                    149,800
                                                                    ------------------------------------------

TELEPHONE - 5.0%
                   13,300  AT&T Corp.                                                          283,290
                    6,700  Sprint Corp.                                                        147,333
                   11,194  Verizon Communications                                              551,864
                                                                    ------------------------------------------
                                                                                               982,487
                                                                    ------------------------------------------

THRIFTS - 1.1%
                    3,900  Washington Mutual, Inc.                                             213,525
                                                                    ------------------------------------------

TOBACCO - 2.2%
                    9,000  Philip Morris Companies Inc.                                        427,050
                                                                    ------------------------------------------

TOTAL COMMON STOCKS                                                                         18,764,507
                                                                    ------------------------------------------
  (Cost $18,169,360)

 TEMPORARY CASH INVESTMENTS - 4.1%
    Repurchase Agreements, Goldman Sachs & Co.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.20%, dated 3/30/01, due
       4/2/01 (Delivery value $800,347)                                                        800,000
                                                                    ------------------------------------------
  (Cost $800,000)

TOTAL INVESTMENT SECURITIES - 100.0%                                                       $19,564,507
                                                                    ==========================================
  (Cost $18,969,360)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.


 28         1-800-345-2021             See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET
ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001
                                                             VALUE              EQUITY INCOME
ASSETS

Investment securities - unaffiliated, at value
   (identified cost of $1,646,629,280 and
   $473,380,011, respectively) (Note 3) ................ $1,714,403,227         $502,380,632

Investment securities - affiliated, at value
(identified cost of $107,487,265 and
  $6,792,071, respectively) (Note 3 and 5) .............    120,152,983            5,699,485

Cash ...................................................            --             7,510,914

Receivable for investments sold ........................     83,734,322           21,477,162

Receivable for capital shares sold .....................        639,462              552,265

Receivable for variation margin on futures contracts ...      6,388,228            1,613,681

Dividends and interest receivable ......................      1,826,407            1,584,470
                                                         ---------------      ---------------
                                                          1,927,144,629          540,818,609
                                                         ---------------      ---------------

LIABILITIES

Disbursements in excess of demand deposit cash .........      7,176,582                   --

Payable for investments purchased ......................     96,941,134           25,942,150

Accrued management fees (Note 2) .......................      1,523,775              421,008

Distribution fees payable (Note 2) .....................         21,583                5,871

Service fees payable (Note 2) ..........................         21,583                5,871

Payable for directors' fees and expenses ...............          1,597                  435

Accrued expenses and other liabilities .................          1,495                  259
                                                         ---------------      ---------------

                                                            105,687,749           26,375,594
                                                         ---------------      ---------------

Net Assets .............................................  $1,821,456,880         $514,443,015
                                                         ===============      ===============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ................ $1,843,200,661         $504,985,798

Undistributed net investment income ....................       259,656              438,641

Accumulated undistributed net realized loss
   on investment and foreign
  currency transactions ................................    (97,960,780)         (17,806,730)

Net unrealized appreciation on investments
   and translation of assets and liabilities
  in foreign currencies (Note 3) .......................     75,957,343           26,825,306
                                                         ---------------      ---------------

                                                         $1,821,456,880         $514,443,015
                                                         ===============      ===============

Investor Class, $0.01 Par Value
Net assets .............................................  $1,532,113,445         $467,425,189
Shares outstanding .....................................     244,456,265           72,271,805
Net asset value per share ..............................          $6.27                $6.47

Advisor Class, $0.01 Par Value
Net assets .............................................    $102,356,890          $27,887,455
Shares outstanding .....................................      16,333,625            4,312,029
Net asset value per share ..............................          $6.27                $6.47

Institutional Class, $0.01 Par Value
Net assets .............................................    $186,986,545          $19,130,371
Shares outstanding .....................................      29,816,177            2,956,871
Net asset value per share ..............................          $6.27                $6.47


See Notes to Financial Statements          www.americancentury.com         29


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 2001
                                                         SMALL CAP VALUE       LARGE CAP VALUE
ASSETS

Investment securities - unaffiliated, at value
   (identified cost of $237,192,868 and
   $18,969,360, respectively) (Note 3) .................    $249,586,777          $19,564,507

Cash ...................................................      4,659,356                  --

Receivable for investments sold ........................      3,706,805               37,783

Receivable for capital shares sold .....................         97,894               44,092

Dividends and interest receivable ......................        269,099               34,252
                                                         ---------------      ---------------
                                                            258,319,931           19,680,634
                                                         ---------------      ---------------

LIABILITIES

Disbursements in excess of demand deposit cash .........            --                46,201

Payable for investments purchased ......................      3,334,489              150,640

Accrued management fees (Note 2) .......................        266,106               14,693

Distribution fees payable (Note 2) .....................         4,171                   26

Service fees payable (Note 2) ..........................         4,171                   26

Payable for directors' fees and expenses ...............           229                   15

Accrued expenses and other liabilities .................           234                   16
                                                         ---------------      ---------------
                                                              3,609,400              211,617
                                                         ---------------      ---------------

Net Assets .............................................    $254,710,531          $19,469,017
                                                         ===============      ===============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) ................    $238,856,508          $19,026,066

Undistributed net investment income ....................         25,458               13,516

Accumulated undistributed net realized
   gain (loss) on investments ..........................       3,434,656            (165,712)

Net unrealized appreciation on investments (Note 3) ....      12,393,909              595,147
                                                         ---------------      ---------------

                                                            $254,710,531          $19,469,017
                                                         ===============      ===============

Investor Class, $0.01 Par Value

Net assets .............................................    $225,517,294          $19,347,690
Shares outstanding .....................................      34,165,362            3,809,455
Net asset value per share ..............................          $6.60                $5.08

Advisor Class, $0.01 Par Value
Net assets .............................................     $20,600,123             $121,327
Shares outstanding .....................................       3,119,627               23,890
Net asset value per share ..............................          $6.60                $5.08

Institutional Class, $0.01 Par Value
Net assets .............................................      $8,593,114                 N/A
Shares outstanding .....................................       1,300,888                 N/A
Net asset value per share ..............................          $6.61                  N/A


 30         1-800-345-2021                    See Notes to Financial Statements


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2001
                                                               VALUE          EQUITY INCOME

INVESTMENT INCOME

Income:

Dividends (including $3,149,008 and $420,400
   from affiliates (Note 5) and net of
   foreign taxes withheld of $123,471
   and $23,965, respectively) ..........................    $34,359,675          $11,560,517

Interest ...............................................      9,839,847            3,682,820
                                                         ---------------      ---------------
                                                             44,199,522           15,243,337
                                                         ---------------      ---------------

Expenses: (Note 2)

Management fees ........................................     15,855,725            3,691,759

Distribution fees -- Advisor Class .....................       189,630               56,557

Service fees -- Advisor Class ..........................        189,630               56,557

Directors' fees and expenses ...........................         11,042                8,193
                                                         ---------------      ---------------
                                                             16,246,027            3,813,066
                                                         ---------------      ---------------

Net investment income ..................................     27,953,495           11,430,271
                                                         ---------------      ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain (loss) on:

Investments (includes $(8,942,399) and $(989,437)
   from affiliates, respectively) (Note 5) .............     89,268,879            9,554,413

Foreign currency transactions ..........................      (114,354)              16,097
                                                         ---------------      ---------------

                                                             89,154,525            9,570,510
                                                         ---------------      ---------------

Change in net unrealized appreciation on investments ...    151,494,167           44,884,395
                                                         ---------------      ---------------


Net realized and unrealized gain on investments
   and foreign currency ................................    240,648,692           54,454,905
                                                         ---------------      ---------------

Net Increase in Net Assets Resulting from Operations ...   $268,602,187          $65,885,176
                                                         ===============      ===============


See Notes to Financial Statements         www.americancentury.com         31


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 2001
                                                        SMALL CAP VALUE       LARGE CAP VALUE
INVESTMENT INCOME

Income:

Dividends ..............................................  $   1,568,159         $    323,217

Interest ...............................................        479,728               47,833
                                                         ---------------      ---------------
                                                              2,047,887              371,050
                                                         ---------------      ---------------

Expenses: (Note 2)

Management fees ........................................      1,064,355              132,145

Distribution fees -- Advisor Class .....................         16,211                  127

Service fees -- Advisor Class ..........................         16,211                  127

Directors' fees and expenses ...........................            786                  110
                                                         ---------------      ---------------
                                                              1,097,563              132,509
                                                         ---------------      ---------------

Net investment income ..................................        950,324              238,541
                                                         ---------------      ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3)

Net realized gain (loss) on investments ................      6,623,119            (112,578)

Change in net unrealized appreciation on investments ...     11,824,005            1,454,752
                                                         ---------------      ---------------


Net realized and unrealized gain on investments ........     18,447,124            1,342,174
                                                         ---------------      ---------------


Net Increase in Net Assets Resulting from Operations ...    $19,397,448           $1,580,715
                                                         ===============      ===============


 32         1-800-345-2021               See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase (Decrease) in Net Assets
                                                                VALUE                                  EQUITY INCOME
                                                      2001                2000                 2001                 2000
OPERATIONS

Net investment income ..........................$    27,953,495      $    27,456,716       $   11,430,271      $    12,072,464

Net realized gain (loss) on
   investments and
   foreign currency transactions ...............     89,154,525          (64,634,047)          9,570,510           (4,967,548)

Change in net unrealized appreciation (depreciation)
  on investments and translation of assets and
  liabilities in foreign currencies ............    151,494,167           54,410,260          44,884,395             (946,610)
                                                 ---------------      ---------------     ---------------      ---------------

Net increase in net assets resulting
  from operations ..............................    268,602,187           17,232,929          65,885,176             6,158,306
                                                 ---------------      ---------------     ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...............................    (24,112,107)         (25,653,978)        (10,112,059)         (11,012,731)
  Advisor Class ................................     (1,122,754)            (772,801)           (599,193)            (597,277)
  Institutional Class ..........................     (2,561,456)          (1,071,307)           (481,009)            (364,992)

From net realized gains on investment transactions:
  Investor Class ...............................            --                   --                  --            (1,310,069)
  Advisor Class ................................            --                   --                  --               (86,899)
  Institutional Class ..........................            --                   --                  --               (37,489)

In excess of net realized gains on investment transactions:
  Investor Class ...............................            --          (115,434,046)                --            (24,998,209)
  Advisor Class ................................            --            (4,234,803)                --             (1,632,922)
  Institutional Class ..........................            --            (4,904,936)                --               (714,849)
                                                 ---------------      ---------------     ---------------      ---------------

Decrease in net assets from distributions ......    (27,796,317)        (152,071,871)        (11,192,261)         (40,755,437)
                                                 ---------------      ---------------     ---------------      ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets from capital
  share transactions ...........................     35,479,630         (129,951,071)        143,061,180            39,795,865
                                                 ---------------      ---------------     ---------------      ---------------

Net increase (decrease) in net assets ..........    276,285,500         (264,790,013)        197,754,095             5,198,734
                                                 ---------------      ---------------     ---------------      ---------------

NET ASSETS

Beginning of period ............................  1,545,171,380        1,809,961,393         316,688,920           311,490,186
                                                 ---------------      ---------------     ---------------      ---------------

End of period .................................. $1,821,456,880       $1,545,171,380        $514,443,015          $316,688,920
                                                 ===============      ===============     ===============      ===============

Undistributed net investment income ............       $259,656             $216,825            $438,641              $169,371
                                                 ===============      ===============     ===============      ===============


See Notes to Financial Statements         www.americancentury.com         33


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase in Net Assets
                                                           SMALL CAP VALUE                         LARGE CAP VALUE
                                                      2001                2000                 2001                 2000(1)
OPERATIONS

Net investment income .......................... $      950,324         $    194,751        $    238,541         $     137,224

Net realized gain (loss) on investments ........      6,623,119              733,268            (112,578)             (54,978)

Change in net unrealized appreciation (depreciation)
  on investments ...............................     11,824,005              969,916           1,454,752             (859,605)
                                                 ---------------      ---------------     ---------------      ---------------

Net increase (decrease) in net assets resulting
  from operations ..............................     19,397,448            1,897,935           1,580,715             (777,359)
                                                 ---------------      ---------------     ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ...............................       (818,407)            (195,699)           (224,757)            (134,963)
  Advisor Class ................................        (54,711)                (260)               (685)                 --
  Institutional Class ..........................        (55,853)             (17,199)                --                   --

From net realized gains on investment transactions:
  Investor Class ...............................     (2,360,869)            (674,150)                --                   --
  Advisor Class ................................       (291,687)                 --                  --                   --
  Institutional Class ..........................       (174,515)             (19,226)                --                   --

In excess of net realized gains on investment transactions:
  Investor Class ...............................            --              (351,429)                --                   --
  Advisor Class ................................            --                   --                  --                   --
  Institutional Class ..........................            --                (9,963)                --                   --
                                                 ---------------      ---------------     ---------------      ---------------

Decrease in net assets from distributions ......     (3,756,042)          (1,267,926)           (225,442)            (134,963)
                                                 ---------------      ---------------     ---------------      ---------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from capital
  share transactions ...........................    218,928,801            7,114,046           5,442,765            13,583,301
                                                 ---------------      ---------------     ---------------      ---------------

Net increase in net assets .....................    234,570,207            7,744,055           6,798,038            12,670,979

NET ASSETS

Beginning of period ............................     20,140,324           12,396,269          12,670,979                   --
                                                 ---------------      ---------------     ---------------      ---------------

End of period ..................................   $254,710,531          $20,140,324         $19,469,017           $12,670,979
                                                 ===============      ===============     ===============      ===============


Undistributed net investment income ............        $25,458               $4,105             $13,516                $2,261
                                                 ===============      ===============     ===============      ===============

(1)  July 30, 1999 (inception) through March 31, 2000.


 34         1-800-345-2021                  See Notes to Financial Statements


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Value Fund (Value), Equity Income Fund (Equity Income), Small Cap Value Fund (Small Cap Value), and Large Cap Value Fund (Large Cap Value) (the funds) are four of the six funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Value, Small Cap Value and Large Cap Value is long-term capital growth. The production of income is a secondary objective. Value, Small Cap Value and Large Cap Value seek to achieve their investment objective by primarily investing in equity securities of companies that management believes to be undervalued at the time of purchase. Small Cap Value invests in equity securities of smaller companies, Value invests in equity securities of small, medium and large companies, and Large Cap Value invests in equity securities of larger companies. The investment objective of Equity Income is the production of current income through investments in income-producing equity securities. Capital appreciation is a secondary objective. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- Value, Equity Income, and Small Cap Value are authorized to issue four classes of shares: the Investor Class, the Advisor Class, the Institutional Class, and the C Class. Large Cap Value is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Institutional Class had not commenced for Large Cap Value as of March 31, 2001. Sale of the C Class had not commenced for Value, Equity Income, and Small Cap Value as of March 31, 2001.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage each fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, each fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

    Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash


                                             www.americancentury.com       35


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2001, Value, Equity Income and Large Cap Value had accumulated net realized capital loss carryovers for federal income tax purposes of $50,151,092, $3,115,873, and $11,154 (expiring in 2008 through 2009 for Large
Cap Value and 2009 for Value and Equity Income) which may be used to offset future taxable gains.

    For the five month period ended March 31, 2001, Equity Income, Small Cap Value and Large Cap Value incurred net capital losses of $6,222,504, $841,352, and $103,499, respectively. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's class average daily closing net assets during the previous month. Following are the management fee schedules for the funds:

                      VALUE     EQUITY        SMALL CAP        LARGE CAP
                                INCOME         VALUE             VALUE

Investor Class        1.00%      1.00%          1.25%        0.70% to 0.90%
Advisor Class         0.75%      0.75%          1.00%        0.45% to 0.65%
Institutional Class   0.80%      0.80%          1.05%        0.50% to 0.70%

    The management fee for Large Cap Value varies depending on fund asset levels. As fund assets increase, the fee applied decreases. For the year ended March 31, 2001, the effective annual management fee was 0.90% for the Investor Class and 0.65% for the Advisor Class.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class and C Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class and C Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class and C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended March 31, 2001, were $379,260, $113,114, $32,422, and $254 for Value, Equity Income, Small Cap Value, and Large Cap Value, respectively. No fees were incurred for the C Class because the C Class had not commenced operations.

    The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The funds have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 6 for more information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.


 36     1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

  Investment transactions, excluding short-term investments, for the year ended March 31, 2001, were as follows:

                           VALUE               EQUITY INCOME       SMALL CAP VALUE         LARGE CAP VALUE         \
Purchases              $2,214,456,413           $679,499,047          $320,952,923            $12,848,099
Proceeds from sales    $2,341,299,321           $586,244,112          $120,582,755             $7,690,944

  On March 31, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                            VALUE               EQUITY INCOME       SMALL CAP VALUE         LARGE CAP VALUE         \
Appreciation           $  132,241,511           $  32,326,541         $  18,498,374          $  1,731,212
Depreciation             (105,222,849)            (14,058,913)           (9,673,649)           (1,187,123)
                    --------------------   --------------------  --------------------  --------------------

Net                    $   27,018,662           $  18,267,628          $  8,824,725          $    544,089
                    ====================   ====================  ====================  ====================

Federal Tax Cost       $1,807,537,548           $489,812,489          $240,762,052            $19,020,418
                    ====================   ====================  ====================  ====================


                                        www.americancentury.com         37


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the funds were as follows:
                                                                          VALUE                        EQUITY INCOME
                                                                 SHARES           AMOUNT           SHARES          AMOUNT
INVESTOR CLASS

Year ended March 31, 2001

Shares Authorized ..........................................    500,000,000                      100,000,000
                                                             ===============                   ===============
Sold .......................................................    124,671,469     $735,837,064      60,792,919     $371,372,336
Issued in reinvestment of distributions ....................      4,089,771       23,634,086       1,564,335        9,539,230
Redeemed ...................................................   (143,634,066)    (826,526,085)    (41,464,333)   (244,967,970)
                                                             ---------------  ---------------  --------------- ---------------
Net increase (decrease) ....................................    (14,872,826)   $ (67,054,935)     20,892,921     $135,943,596
                                                             ===============  ===============  =============== ===============

Year ended March 31, 2000
Shares Authorized ..........................................    500,000,000                       75,000,000
                                                             ===============                   ===============
Sold .......................................................    186,053,261   $1,117,033,732      35,646,612     $220,011,159
Issued in reinvestment of distributions ....................     25,598,938      139,493,288       6,084,481       34,369,985
Redeemed ...................................................   (250,174,546)  (1,463,357,452)    (40,203,694)   (237,400,931)
                                                             ---------------  ---------------  --------------- ---------------
Net increase (decrease) ....................................    (38,522,347) $  (206,830,432)      1,527,399   $   16,980,213
                                                             ===============  ===============  =============== ===============

ADVISOR CLASS

Year ended March 31, 2001
Shares Authorized ..........................................     25,000,000                       12,500,000
                                                             ===============                   ===============
Sold .......................................................     11,580,721      $67,065,318       2,167,357      $13,051,275
Issued in reinvestment of distributions ....................        187,735        1,093,054          95,698          583,341
Redeemed ...................................................     (6,886,009)     (38,107,770)     (1,637,005)     (9,612,655)
                                                             ---------------  ---------------  --------------- ---------------
Net increase ...............................................      4,882,447      $30,050,602         626,050    $   4,021,961
                                                             ===============  ===============  =============== ===============

Year ended March 31, 2000
Shares Authorized ..........................................     25,000,000                       25,000,000
                                                             ===============                   ===============
Sold .......................................................      8,119,010      $47,286,198       4,221,019      $25,880,618
Issued in reinvestment of distributions ....................        900,517        4,889,948         387,918        2,177,940
Redeemed ...................................................     (6,972,925)     (40,826,420)     (2,982,534)    (17,692,229)
                                                             ---------------  ---------------  --------------- ---------------
Net increase ...............................................      2,046,602      $11,349,726       1,626,403      $10,366,329
                                                             ===============  ===============  =============== ===============

INSTITUTIONAL CLASS

Year ended March 31, 2001
Shares Authorized ..........................................     50,000,000                       12,500,000
                                                             ===============                   ===============
Sold .......................................................     26,143,232     $157,178,061       3,623,430      $21,712,214
Issued in reinvestment of distributions ....................        427,895        2,519,084          42,465          256,459
Redeemed ...................................................    (14,518,814)     (87,213,182)     (3,201,296)    (18,873,050)
                                                             ---------------  ---------------  --------------- ---------------
Net increase ...............................................     12,052,313    $  72,483,963         464,599    $   3,095,623
                                                             ===============  ===============  =============== ===============

Year ended March 31, 2000
Shares Authorized ..........................................     25,000,000                       25,000,000
                                                             ===============                   ===============
Sold .......................................................     15,501,895       $89,167,470      2,511,738      $15,122,592
Issued in reinvestment of distributions ....................      1,078,998        5,826,592         182,011        1,022,370
Redeemed ...................................................     (5,102,420)     (29,464,427)       (647,360)     (3,695,639)
                                                             ---------------  ---------------  --------------- ---------------
Net increase ...............................................     11,478,473       $65,529,635      2,046,389      $12,449,323
                                                             ===============  ===============  =============== ===============

C CLASS

Year ended March 31, 2001
Shares Authorized ..........................................     50,000,000                        10,000,000
                                                             ===============                   ===============


 38         1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

    Transactions in shares of the funds were as follows:
                                                                     SMALL CAP VALUE                  LARGE CAP VALUE
                                                                 SHARES           AMOUNT           SHARES          AMOUNT
INVESTOR CLASS

Year ended March 31, 2001
Shares Authorized ..........................................     50,000,000                       50,000,000
                                                             ===============                   ===============
Sold .......................................................     53,080,906     $340,286,883       2,364,763      $11,619,399
Issued in reinvestment of distributions ....................        505,751        3,080,342          44,124          210,974
Redeemed ...................................................    (22,933,515)    (148,542,548)     (1,361,565)     (6,499,780)
                                                             ---------------  ---------------  --------------- ---------------
Net increase ...............................................     30,653,142     $194,824,677       1,047,322    $   5,330,593
                                                             ===============  ===============  =============== ===============

Year ended March 31, 2000
Shares Authorized ..........................................     50,000,000                       50,000,000
                                                             ===============                   ===============
Sold .......................................................      5,348,105       $26,704,906      4,620,800      $22,127,099
Issued in reinvestment of distributions ....................        261,755        1,209,414          27,851          128,228
Redeemed ...................................................     (4,509,836)     (22,066,727)     (1,886,518)     (8,672,026)
                                                             ---------------  ---------------  --------------- ---------------
Net increase ...............................................      1,100,024     $   5,847,593      2,762,133      $13,583,301
                                                             ===============  ===============  =============== ===============

ADVISOR CLASS

Year ended March 31, 2001
Shares Authorized ..........................................     12,500,000                      12,500,000
                                                             ===============                   ===============
Sold .......................................................      4,183,728      $25,400,148          23,752         $111,487
Issued in reinvestment of distributions ....................         56,927          345,070             138              685
Redeemed ...................................................     (1,139,120)      (6,687,866)             --               --
                                                             ---------------  ---------------  --------------- ---------------
Net increase ...............................................      3,101,535      $19,057,352          23,890         $112,172
                                                             ===============  ===============  =============== ===============

Year ended March 31, 2000
Shares Authorized ..........................................     25,000,000                      25,000,000
                                                             ===============                   ===============
Sold .......................................................         18,043           $84,220
Issued in reinvestment of distributions ....................             52               260
Redeemed ...................................................             (3)             (12)
                                                             ---------------  ---------------
Net increase ...............................................         18,092           $84,468
                                                             ===============  ===============

INSTITUTIONAL CLASS

Year ended March 31, 2001
Shares Authorized ..........................................     12,500,000                      12,500,000
                                                             ===============                   ===============
Sold .......................................................        864,408        $5,238,345
Issued in reinvestment of distributions ....................         35,401           212,883
Redeemed ...................................................        (66,973)        (404,456)
                                                             ---------------  ---------------
Net increase ...............................................        832,836        $5,046,772
                                                             ===============  ===============

Year ended March 31, 2000
Shares Authorized ..........................................     25,000,000                       25,000,000
                                                             ===============                   ===============
Sold .......................................................        383,046        $1,788,334
Issued in reinvestment of distributions ....................          7,871            36,738
Redeemed ...................................................       (131,063)        (643,087)
                                                             ---------------  ---------------
Net increase ...............................................        259,854        $1,181,985
                                                             ===============  ===============

C CLASS

Year ended March 31, 2001
Shares Authorized ..........................................     12,500,000
                                                             ===============


                                                  www.americancentury.com     39


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the year ended March 31, 2001 follows:



                         SHARE BALANCE   PURCHASE         SALES        REALIZED       DIVIDEND        MARCH 31, 2001
FUND/ISSUER                 3/31/00        COST           COST        GAIN (LOSS)      INCOME     SHARE BALANCE  MARKET VALUE

VALUE

AGL Resources Inc.         2,550,800    $2,357,985    $11,695,885      $(59,676)     $2,370,384     2,049,800    $44,911,118

Interstate Bakeries Corp.  3,333,400           --      70,229,917   (12,430,490)        432,257           --             --

LabOne, Inc.                 620,000           --      8,722,385     (5,849,104)            --        244,500      1,440,258

Superior Industries
International, Inc.        1,382,300           --     24,505,622      9,400,619         323,297    319,100        11,031,287

XTRA Corp.                   621,200       927,491        56,416         (3,748)            --  639,800           30,518,460

Mineral Technologies Inc.        --     30,462,065           --             --           23,070      922,800       32,251,860
                                      ------------   ------------   ------------    ------------                 ------------
                                       $33,747,541   $115,210,225    $(8,942,399)     $3,149,008                 $120,152,983
                                      ============   ============   ============    ============                 ============

EQUITY INCOME

National Presto
Industries, Inc.             335,800      $834,441     $6,401,076      $(989,437)       $420,400     190,300      $5,699,485
                                      ============   ============   ============    ============                 ============

--------------------------------------------------------------------------------
6. BANK LOANS

    The funds, along with certain other funds managed by ACIM, entered into an unsecured $620,000,000 bank line of credit agreement with J.P Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended March 31, 2001.


 40     1-800-345-2021


Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                                       Investor Class
                                                                2001          2000          1999          1998          1997
PER-SHARE DATA

Net Asset Value, Beginning of Period ......................... $5.35         $5.77         $7.73         $6.58          $6.32
                                                              -------      -------       -------       -------        -------

Income From Investment Operations

  Net Investment Income(1) ...................................  0.10          0.09          0.08          0.10           0.12

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ....................................  0.92         (0.01)        (0.80)         2.35           0.87
                                                              -------      -------       -------       -------        -------

  Total From Investment Operations ...........................  1.02          0.08         (0.72)         2.45           0.99
                                                              -------      -------       -------       -------        -------

Distributions

  From Net Investment Income ................................. (0.10)        (0.09)        (0.09)        (0.10)        (0.12)

  In Excess of Net Investment Income .........................    --           --             --            --            --(2)

  From Net Realized Gains on Investment Transactions .........    --           --          (1.15)        (1.20)        (0.61)

  In Excess of Net Realized Gains on Investment Transactions .    --         (0.41)          --            --             --
                                                              -------      -------       -------       -------        -------

  Total Distributions ........................................ (0.10)        (0.50)        (1.24)        (1.30)        (0.73)
                                                              -------      -------       -------       -------        -------

Net Asset Value, End of Period ............................... $6.27         $5.35         $5.77         $7.73          $6.58
                                                              =======      =======       =======       =======        =======

  Total Return(3) ............................................ 19.20%         1.42%       (9.88)%        39.94%        15.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.00%         1.00%         1.00%         1.00%          1.00%

Ratio of Net Investment Income to Average Net Assets .........  1.71%         1.48%         1.19%         1.38%          1.86%

Portfolio Turnover Rate ......................................   150%          115%          130%          130%           111%

Net Assets, End of Period (in thousands) ...................$1,532,113    $1,388,646    $1,719,367    $2,713,562    $1,743,582

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital
(4) gains distributions, if any.


See Notes to Financial Statements         www.americancentury.com         41


Value--Financial Highlights
--------------------------------------------------------------------------------

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                      Advisor Class
                                                               2001          2000          1999          1998         1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................... $5.36         $5.77         $7.73         $6.58          $6.71
                                                              -------      -------       -------       -------        -------

Income From Investment Operations

  Net Investment Income(2) ...................................  0.08          0.07          0.06          0.08           0.05

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ....................................  0.92          0.01         (0.80)         2.35           0.48
                                                              -------      -------       -------       -------        -------

  Total From Investment Operations ...........................  1.00          0.08         (0.74)         2.43           0.53
                                                              -------      -------       -------       -------        -------

Distributions

  From Net Investment Income ................................. (0.09)        (0.08)        (0.07)        (0.08)        (0.05)

  In Excess of Net Investment Income .........................    --            --            --            --            --(3)

  From Net Realized Gains on Investment Transactions .........    --            --         (1.15)        (1.20)        (0.61)

  In Excess of Net Realized Gains on Investment Transactions .    --         (0.41)           --            --            --
                                                              -------      -------       -------       -------        -------

  Total Distributions ........................................ (0.09)        (0.49)        (1.22)        (1.28)        (0.66)
                                                              -------      -------       -------       -------        -------

Net Asset Value, End of Period ............................... $6.27         $5.36         $5.77         $7.73          $6.58
                                                              =======      =======       =======       =======        =======

  Total Return(4) ............................................ 18.72%         1.36%      (10.09)%        39.60%         8.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.25%         1.25%         1.25%         1.25%       1.25%(5)

Ratio of Net Investment Income to Average Net Assets .........  1.46%         1.23%          .94%         1.13%       1.50%(5)

Portfolio Turnover Rate ......................................   150%          115%          130%          130%        111%(6)

Net Assets, End of Period (in thousands) ....................$102,357       $61,323       $54,277       $56,118       $29,250

(1)  October 2, 1996 (commencement of sale) through March 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1997.


 42         1-800-345-2021                 See Notes to Financial Statements


Value--Financial Highlights
--------------------------------------------------------------------------------

                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                           Institutional Class
                                                                             2001          2000          1999         1998(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ....................................... $5.36         $5.78         $7.73          $7.84
                                                                            -------       -------       -------        -------

Income From Investment Operations

  Net Investment Income(2) .................................................  0.11          0.10          0.10           0.15

  Net Realized and Unrealized Gain (Loss) on Investment Transactions .......  0.91         (0.01)        (0.80)          1.02
                                                                            -------       -------       -------        -------

  Total From Investment Operations .........................................  1.02          0.09         (0.70)          1.17
                                                                            -------       -------       -------        -------

Distributions

  From Net Investment Income ............................................... (0.11)        (0.10)        (0.10)        (0.08)

  From Net Realized Gains on Investment Transactions .......................    .--           .--        (1.15)        (1.20)

  In Excess of Net Realized Gains on Investment Transactions ...............    .--        (0.41)           .--           .--
                                                                            -------       -------       -------        -------

  Total Distributions ...................................................... (0.11)        (0.51)        (1.25)        (1.28)
                                                                           -------       -------       -------        -------

Net Asset Value, End of Period ............................................. $6.27         $5.36         $5.78          $7.73
                                                                           =======       =======       =======        =======

  Total Return(3) .......................................................... 19.24%         1.65%       (9.52)%        17.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ..........................  0.80%         0.80%        0.80%       0.80%(4)

Ratio of Net Investment Income to Average Net Assets .......................  1.91%         1.68%        1.39%       2.97%(4)

Portfolio Turnover Rate ....................................................   150%          115%         130%        130%(5)

Net Assets, End of Period (in thousands) ..................................$186,987       $95,202      $36,318        $5,944

(1)  July 31, 1997 (commencement of sale) through March 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1998.


See Notes to Financial Statements          www.americancentury.com         43


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                                                  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                                                                      Investor Class
                                                                2001          2000          1999          1998          1997

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................... $5.50         $5.95         $7.15         $6.31          $6.10
                                                              -------      -------       -------       -------        -------

Income From Investment Operations

  Net Investment Income(1) ...................................  0.18          0.21          0.22          0.25           0.22

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ....................................  0.96          0.03         (0.23)         1.99           0.75
                                                              -------      -------       -------       -------        -------

  Total From Investment Operations ...........................  1.14          0.24         (0.01)         2.24           0.97
                                                              -------      -------       -------       -------        -------

Distributions

  From Net Investment Income ................................. (0.17)        (0.21)        (0.23)        (0.24)        (0.21)

  In Excess of Net Investment Income .........................    --            --            --            --            --(2)

  From Net Realized Gains on Investment Transactions .........    --         (0.02)        (0.96)        (1.16)        (0.55)

  In Excess of Net Realized Gains on Investment Transactions .    --         (0.46)           --            --            --
                                                              -------      -------       -------       -------        -------

  Total Distributions ........................................ (0.17)        (0.69)        (1.19)        (1.40)        (0.76)
                                                              -------      -------       -------       -------        -------

Net Asset Value, End of Period ............................... $6.47         $5.50         $5.95         $7.15          $6.31
                                                              =======      =======       =======       =======        =======

  Total Return(3) ............................................ 20.85%         3.88%       (0.44)%        37.78%        16.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.00%         1.00%        1.00%         1.00%          1.00%

Ratio of Net Investment Income to Average Net Assets .........  3.02%         3.41%        3.31%         3.52%          3.46%

Portfolio Turnover Rate ......................................   169%          141%         180%          158%           159%

Net Assets, End of Period (in thousands) .....................$467,425      $282,692     $296,585      $355,962      $199,388

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any.


 44         1-800-345-2021                   See Notes to Financial Statements


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                                                FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                       Advisor Class
                                                               2001          2000          1999          1998         1997(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................... $5.50         $5.95         $7.16         $6.31          $6.57
                                                              -------      -------       -------       -------        -------

Income From Investment Operations

  Net Investment Income(2) ...................................  0.17          0.20          0.21          0.23           0.02

  Net Realized and Unrealized Gain (Loss) on
  Investment Transactions ....................................  0.96          0.02         (0.24)         2.00         (0.21)
                                                              -------      -------       -------       -------        -------

  Total From Investment Operations ...........................  1.13          0.22         (0.03)         2.23         (0.19)
                                                              -------      -------       -------       -------        -------

Distributions

  From Net Investment Income ................................. (0.16)        (0.19)        (0.22)        (0.22)        (0.07)

  In Excess of Net Investment Income .........................    --            --            --            --            --(3)

  From Net Realized Gains on Investment Transactions .........    --         (0.02)        (0.96)        (1.16)           --

  In Excess of Net Realized Gains on Investment Transactions .    --         (0.46)           --            --            --
                                                              -------      -------       -------       -------        -------

  Total Distributions ........................................ (0.16)        (0.67)        (1.18)        (1.38)        (0.07)
                                                              -------      -------       -------       -------        -------

Net Asset Value, End of Period ............................... $6.47         $5.50         $5.95         $7.16          $6.31
                                                              =======      =======       =======       =======        =======

  Total Return(4) ............................................ 20.55%         3.61%       (0.75)%        37.71%       (2.89)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.25%         1.25%         1.25%         1.25%       1.25%(5)

Ratio of Net Investment Income to Average Net Assets. ........  2.77%         3.16%         3.06%         3.27%       1.64%(5)

Portfolio Turnover Rate ......................................   169%          141%          180%          158%        159%(6)

Net Assets, End of Period (in thousands) .....................$27,887       $20,281       $12,251          $731           $18

(1)  March 7, 1997 (commencement of sale) through March 31, 1997.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1997.


See Notes to Financial Statements        www.americancentury.com         45


Equity Income--Financial Highlights
--------------------------------------------------------------------------------

                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                       Institutional Class
                                                                2001          2000         1999(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........................  $5.50         $5.95          $6.96
                                                              -------       -------        -------

Income From Investment Operations

  Net Investment Income(2) ...................................   0.20          0.22           0.07

  Net Realized and Unrealized Gain on Investment Transactions    0.95          0.03           0.06
                                                              -------       -------        -------

  Total From Investment Operations ...........................   1.15          0.25           0.13
                                                              -------       -------        -------

Distributions

  From Net Investment Income .................................  (0.18)        (0.22)        (0.18)

  From Net Realized Gains on Investment Transactions .........     --         (0.02)        (0.96)

  In Excess of Net Realized Gains on Investment Transactions .     --         (0.46)           --
                                                              -------       -------        -------

  Total Distributions ........................................  (0.18)        (0.70)        (1.14)
                                                              -------       -------        -------

Net Asset Value, End of Period ...............................  $6.47         $5.50          $5.95
                                                              =======       =======        =======

  Total Return(3) ............................................  21.26%         4.09%         1.60%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............   0.80%         0.80%       0.80%(4)

Ratio of Net Investment Income to Average Net Assets .........   3.22%         3.61%       1.61%(4)

Portfolio Turnover Rate ......................................    169%          141%        180%(5)

Net Assets, End of Period (in thousands) ..................... $19,130       $13,716         $2,654

(1)  July 8, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1999.


 46         1-800-345-2021                See Notes to Financial Statements


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                          Investor Class
                                                                2001          2000         1999(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........................  $5.04         $4.73          $5.00
                                                              -------       -------        -------

Income From Investment Operations

  Net Investment Income(2) ...................................   0.07          0.05           0.03

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .................................   1.74          0.60         (0.24)
                                                              -------       -------        -------

  Total From Investment Operations ...........................   1.81          0.65         (0.21)
                                                              -------       -------        -------

Distributions

  From Net Investment Income .................................  (0.05)        (0.06)        (0.02)

  From Net Realized Gains on Investment Transactions .........  (0.20)        (0.17)        (0.02)

  In Excess of Net Realized Gains on Investment Transactions .     --         (0.11)        (0.02)
                                                              -------       -------        -------

  Total Distributions ........................................  (0.25)        (0.34)        (0.06)
                                                              -------       -------        -------

Net Asset Value, End of Period ...............................  $6.60         $5.04          $4.73
                                                              -------       -------        -------

  Total Return(3) ............................................  36.51%        14.37%       (4.24)%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............   1.25%         1.25%       1.25%(4)

Ratio of Net Investment Income to Average Net Assets .........   1.10%         1.04%       1.02%(4)

Portfolio Turnover Rate ......................................    144%          178%          153%

Net Assets, End of Period (in thousands) .....................$225,517       $17,690       $11,410

(1)  July 31, 1998 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements         www.americancentury.com         47


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                 Advisor Class

                                                                2001    2000(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period ......................... $5.04        $4.73
                                                              -------      -------

Income From Investment Operations

  Net Investment Income(2) ...................................  0.05         0.03

  Net Realized and Unrealized Gain on Investment Transactions   1.75         0.29
                                                              -------      -------

  Total From Investment Operations ...........................  1.80         0.32
                                                              -------      -------

Distributions

  From Net Investment Income ................................. (0.04)       (0.01)

  From Net Realized Gains on Investment Transactions ......... (0.20)          --
                                                              -------      -------

  Total Distributions ........................................ (0.24)        (0.01)
                                                              -------      -------

Net Asset Value, End of Period ............................... $6.60         $5.04
                                                              -------      -------

  Total Return(3) ............................................ 36.18%         6.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.50%       1.50%(4)

Ratio of Net Investment Income to Average Net Assets .........  0.85%       2.21%(4)

Portfolio Turnover Rate ......................................   144%        178%(5)

Net Assets, End of Period (in thousands) .....................$20,600           $91

(1)  December 31, 1999 (commencement of sale) through March 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2000.

 48         1-800-345-2021                  See Notes to Financial Statements


Small Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                       Institutional Class
                                                                2001          2000         1999(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .........................  $5.04         $4.74          $4.83
                                                              -------       -------        -------

Income From Investment Operations

  Net Investment Income(2) ...................................   0.07          0.07           0.03

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .................................   1.76          0.58          (0.06)
                                                              -------       -------        -------

  Total From Investment Operations ...........................   1.83          0.65          (0.03)
                                                              -------       -------        -------

Distributions

  From Net Investment Income .................................  (0.06)        (0.07)         (0.02)

  From Net Realized Gains on Investment Transactions .........  (0.20)        (0.17)         (0.04)

  In Excess of Net Realized Gains on Investment Transactions .     --         (0.11)            --
                                                              -------       -------        -------

  Total Distributions ........................................  (0.26)        (0.35)         (0.06)
                                                              -------       -------        -------


Net Asset Value, End of Period ...............................  $6.61         $5.04          $4.74
                                                              =======       =======        =======

  Total Return(3) ............................................  36.99%        14.39%        (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.05%         1.05%        1.05%(4)

Ratio of Net Investment Income to Average Net Assets .........  1.30%         1.24%        1.22%(4)

Portfolio Turnover Rate ......................................   144%          178%         153%(5)

Net Assets, End of Period (in thousands) ..................... $8,593        $2,359           $986

(1)  October 26, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 1999.


See Notes to Financial Statements          www.americancentury.com         49


Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                  Investor Class
                                                                2001         2000(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........................  $4.59          $5.00
                                                              -------        -------

Income From Investment Operations

  Net Investment Income(2) ...................................   0.08           0.05

  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions .................................   0.48          (0.41)
                                                              -------        -------

  Total From Investment Operations ...........................   0.56          (0.36)
                                                              -------        -------

Distributions

  From Net Investment Income .................................  (0.07)         (0.05)
                                                              -------        -------

Net Asset Value, End of Period ...............................  $5.08          $4.59
                                                              =======        =======

  Total Return(3) ............................................  12.38%        (7.22)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............   0.90%       0.90%(4)

Ratio of Net Investment Income to Average Net Assets .........   1.62%       1.72%(4)

Portfolio Turnover Rate ......................................     55%           51%

Net Assets, End of Period (in thousands) .....................  $19,348       $12,671

(1)  July 30, 1999 (inception) through March 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


 50         1-800-345-2021                See Notes to Financial Statements


Large Cap Value--Financial Highlights
--------------------------------------------------------------------------------

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                            Advisor Class
                                                               2001(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........................  $4.69
                                                               -------

Income From Investment Operations

  Net Investment Income(2) ...................................   0.03

  Net Realized and Unrealized Gain on Investment Transactions    0.39
                                                               -------

  Total From Investment Operations ...........................   0.42
                                                               -------

Distributions

  From Net Investment Income .................................  (0.03)
                                                               -------
Net Asset Value, End of Period ...............................  $5.08
                                                               =======

  Total Return(3) ............................................  8.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets ............  1.15%(4)

Ratio of Net Investment Income to Average Net Assets .........  1.53%(4)

Portfolio Turnover Rate ......................................  55%(5)

Net Assets, End of Period (in thousands) .....................   $121

(1)  October 16, 2000 (commencement of sale) through March 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2001.


See Notes to Financial Statements             www.americancentury.com     51


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Fund, Equity Income Fund, Small Cap Value Fund, and Large Cap Value Fund, (collectively the "Funds"), four of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended (July 30, 1999 (inception) through March 31, 2000 for Large Cap Value
Fund), and the respective financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of Value Fund, Equity Income Fund, Small Cap Value Fund, and Large Cap Value Fund as of March 31, 2001, the respective results of their operations for the year then ended, the respective changes in their net assets for each of the two years in the period then ended (July 30, 1999 (inception) through March 31, 2000 for Large Cap Value
Fund), and the respective financial highlights for periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2001


 52     1-800-345-2021


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Three classes of shares are authorized for sale by the funds: Investor Class, Advisor Class and Institutional Class. Although not available at the period end of this report, C Class will be authorized for sale in the near future.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                              www.americancentury.com     53


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Value, Equity Income, Small Cap Value, and Large Cap Value are general equity funds managed to provide growth over time with less volatility than more aggressive growth funds. Stock purchases are based on a company-by-company analysis to determine whether a stock is trading below what the fund management team considers fair value. Equity Income may buy stocks that are trading at fair value if the stock pays a generous dividend. In all four funds, broad diversification across many industries is stressed to prevent the performance of one sector from dominating fund returns.

     AMERICAN CENTURY VALUE invests in the equity securities of seasoned, established businesses that the management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may look secondarily for income.

     AMERICAN CENTURY EQUITY INCOME purchases the securities of seasoned companies that pay steady income, with the goal of providing shareholders a higher yield than the aggregate yield of the stocks making up the S&P 500. The team may secondarily search out stocks whose share prices are undervalued or fairly valued. Under normal circumstances, the fund can be expected to have less share-price volatility than American Century Value.

     AMERICAN CENTURY SMALL CAP VALUE focuses on the stocks of small companies with market capitalizations of less than the largest company in the S&P SmallCap 600/BARRA Value Index. Historically, small-cap stocks have been more volatile than the stocks of larger, more established companies. The fund seeks capital appreciation over time by investing in common stocks that the management team believes to be undervalued. Income is a secondary objective.


     AMERICAN CENTURY LARGE CAP VALUE seeks long-term capital growth with income as a secondary objective. The fund invests primarily in equity securities of large well-established companies that have good cash flow and reasonable growth prospects, and appear to be undervalued at the time of purchase. It uses a relative value approach, which considers the price for a company's fundamentals within the context of its historical relationship to the overall market.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 INDEX is a capitalization- weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by Standard & Poor's, it is intended to be a broad measure of U.S. stock market performance.

     THE S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with value-style stocks.

     THE LIPPER EQUITY INCOME FUND INDEX is a non-weighted index of the 30 largest equity income mutual funds. Lipper, Inc., is an independent mutual fund ranking service.

     THE LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper Inc., that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to- current earnings, book value, asset value, or other factors.

     THE S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P SmallCap 600 stocks that have lower price-to-book ratios. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

[left margin]

PORTFOLIO MANAGERS

  Value and Equity Income
       PHIL DAVIDSON, CFA
       SCOTT MOORE, CFA

  Small Cap Value
       TODD VINGERS, CFA
       BEN GIELE, CFA

  Large Cap Value
       MARK MALLON, CFA
       CHARLES RITTER, CFA


 54     1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 41-51.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.8 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.2 billion and $9.8 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


                                              www.americancentury.com     55


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


 56     1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0105                                 American Century Investment Services, Inc.
SH-ANN-25361                      (c)2001 American Century Services Corporation

[front cover]
                                AMERICAN CENTURY
                                 Annual Report

[graphic of men rowing boat]

[graphic of chart]

Real Estate
March 31, 2001

[american century logo and text logo (reg. sm)]

[inside front cover]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.

[graphic of Dalbar seal]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]

James E. Stowers, Jr., standing, with James E. Stowers III

     Real estate investment trusts (REITs) proved their value as diversifiers during the year ended March 31, 2001--a year that saw the stock market do a remarkable about-face. It was almost exactly a year ago that the major U.S. stock indexes reached all-time highs, thanks to remarkable profit growth driven by a nine-year economic expansion.

     But it wasn't long before stock prices began to wobble, especially among technology-oriented companies. As 2000 progressed, we were presented with mounting evidence of a slowing U.S. economy, and more and more companies--not just technology firms--began to warn of lower-than-expected profits. Consequently, the major U.S. stock indexes slid into bear-market territory, falling more than 20% during the one-year period.

     In contrast, REITs posted positive returns, with many recording gains of 20% or more. Investors were drawn to the strong earnings growth, high dividend yields, and attractive values of real estate stocks.

     In this environment, the American Century Real Estate fund turned in its best performance in four years while outperforming the average real estate fund. The fund's management team discusses the market and the fund in more detail beginning on page 3.

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital"--the collective wisdom of our investment and service professionals.

     As always, we appreciate your confidence in American Century.

Sincerely,
/signature/ James E. Stowers, Jr                /signature/ James E. StowersIII
James E. Stowers, Jr.                           James E. Stowers III
Founder and Chairman                            Co-Chairman of the Board


                                                  www.americancentury.com      1

[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
REAL ESTATE
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Top Ten Holdings .......................................................    6
   Yield ..................................................................    6
   Fund Allocation ........................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
   Liabilities ............................................................    9
   Statement of Operations ................................................   10
   Statement of Changes
   in Net Assets ..........................................................   11
   Notes to Financial
   Statements .............................................................   12
   Financial Highlights ...................................................   16
   Independent
   Auditors' Report .......................................................   19
OTHER INFORMATION
   Share Class and Retirement
   Account Information ....................................................   20
   Background Information
      Investment Philosophy
   and Policies ...........................................................   21
      Comparative Indices .................................................   21
      Portfolio Managers ..................................................   21
   Glossary ...............................................................   22


Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

* Real estate investment trusts (REITs) rebounded during the year ended March 31, 2001, after several years of neglect.

* REITs returned nearly 25%, moving in the opposite direction of the broader stock market, which went from record highs to losses of more than 20% during the past year.

* While the broader market reported weaker profits as the economy slowed, REITs continued to show strong earnings growth thanks to favorable supply and demand conditions in the real estate market.

* Nearly every industry within the REIT sector turned in returns of 20% to 40% during the year; hotel REITs performed the best, benefiting from high room rates and occupancy levels.

ACRE

* The American Century Real Estate (ACRE) fund posted its best return in four years during the fiscal year ended March 31. ACRE outperformed both the Morgan Stanley REIT Index and the average real estate fund, according to Lipper Inc., as well as the 22% decline of the S&P 500.

* ACRE's best performers in the past year were selected overweights in the office, industrial, and apartment industries. The fund focuses on REITs that generate sustainable cash flows, and that helped ACRE avoid the worst performers in the REIT market.

* Merger and acquisition activity boosted the performance and long-term strategies of several fund holdings.

* On the downside, an underweight in hotel REITs, the best-performing industry within the REIT market, detracted from fund performance.

* We expect the economic slowdown to curb rent growth going forward. However, existing long-term leases and a lack of overdevelopment should allow REITs to maintain their earnings growth.

* The fund is positioned to perform well during an economic downturn. ACRE is also holding more retail REITs, which should be the first to perform well when the economy rebounds.

[left margin]

                                 REAL ESTATE(1)
                                   (REACX)
                     TOTAL RETURNS:          AS OF 3/31/01
                     6 Months                  3.76%(2)
                     1 Year                      24.57%
                     30 Day SEC Yield             5.35%
                     INCEPTION DATE:               9/21/95
                     NET ASSETS:           $96.2 million(3)

Investment terms are defined in the Glossary on pages 22-23.

(1)    Investor Class.
(2)    Not annualized.
(3)    Includes Investor, Advisor, and Institutional classes.


2      1-800-345-2021


Market Perspective from Mark Mallon
--------------------------------------------------------------------------------
[photo of Mark Mallon]

Mark Mallon, head of specialty, asset allocation, and growth and income equity funds at American Century

PERFORMANCE OVERVIEW

     The U.S. stock market experienced a dramatic reversal during the year ended March 31, 2001. A slumping economy, weaker corporate profits, and a shift in investor sentiment sent the broader market into a tailspin after five years of strong returns. Real estate investment trusts (REITs), on the other hand, rebounded to post their strongest returns since 1997 (see the table at right).

THAT WAS THEN, THIS IS NOW

     What a difference a year makes. In March 2000, the major stock indexes were at all-time highs, thanks to a robust economy that was producing record profit growth for public companies. Technology stocks were the market leaders--the tech-dominated Nasdaq Composite Index returned 86% for the year ended March 31, 2000.

     Fast-forward to March 2001. Overcapacity and excess inventories brought the economy to an abrupt halt, forcing an increasing number of public companies to warn of disappointing profits and revenues. Investors fell out of love with the technology sector; many tech stocks were down 70% or more. The major stock indexes slid more than 20% during the year ended March 31, 2001, and the Nasdaq fell 60% below its all-time high.

A DAY IN THE SUN

     REITs--which own and operate properties such as shopping malls, apartment complexes, and office buildings--proved their worth as diversifiers, moving in the opposite direction of the broader stock market over the past year (see the chart at right).

     Despite good earnings and a healthy real estate market, REITs were left behind during the tech-stock boom of the late '90s. However, REITs finally garnered some attention in 2000 as investors became disillusioned with technology and other growth stocks and went looking for undervalued sectors of the market.

     In addition to the attractive valuations and high dividend yields in the REIT sector, investors were drawn to the positive fundamental characteristics of the property market. For much of the past year, demand for both commercial and residential real estate outstripped supply, allowing for steady rent growth. Although the recent economic slowdown has created more balanced supply and demand conditions, the fundamental environment has still contributed to strong earnings growth for most REITs.

SECTOR PERFORMANCE

     Nearly every industry within the REIT sector posted returns ranging from 20% to 40% during the one-year period. Hotel REITs were the best performers, benefiting from historically high room rates and occupancy levels. Low vacancy rates in apartments, industrial sites, and office buildings led to very strong rent growth, which in turn boosted the earnings of REITs in those markets.

      Retailers, such as shopping centers, outlet malls, and self-storage companies, have performed especially well since the beginning of 2001. Retail-oriented REITs are expected to be the first to benefit from the Federal Reserve's recent efforts to stimulate economic growth.

[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED MARCH 31, 2001

S&P 500                                -21.68%
MORGAN STANLEY REIT                     22.93%
NASDAQ COMPOSITE                       -59.67%

Source: Lipper Inc.

These indices represent the performance of the broad market, as well as the sector.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED MARCH 31, 2001

          S&P 500   Morgan Stanley    NASDAQ Composite
                      REIT Index           Index
3/31/00    $1.00        $1.00              $1.00
4/30/00    $0.97        $1.07              $0.84
5/31/00    $0.95        $1.08              $0.74
6/30/00    $0.97        $1.10              $0.87
7/31/00    $0.96        $1.20              $0.82
8/31/00    $1.02        $1.15              $0.92
9/30/00    $0.96        $1.19              $0.80
10/31/00   $0.96        $1.13              $0.74
11/30/00   $0.88        $1.15              $0.57
12/31/00   $0.89        $1.24              $0.54
1/31/01    $0.92        $1.24              $0.61
2/28/01    $0.84        $1.22              $0.47
3/31/01    $0.78        $1.23              $0.40

Value on 3/31/01
S&P 500                    $0.78
Morgan Stanley REIT        $1.23
Nasdaq composite           $0.40


                                                  www.americancentury.com      3


ACRE--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                                     INVESTOR CLASS                    ADVISOR CLASS             INSTITUTIONAL CLASS
                                 (INCEPTION 9/21/95)(1)             (INCEPTION 10/6/98)           (INCEPTION 6/16/97)
                                   ACRE          MORGAN            ACRE          MORGAN           ACRE       MORGAN
                                              STANLEY REIT                    STANLEY REIT                STANLEY REIT
6 MONTHS(2)                        3.76%          3.31%            3.72%          3.31%           3.94%       3.31%
1 YEAR                            24.57%         22.93%           24.28%         22.93%          24.80%      22.93%
=====================================================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS                            0.39%          0.27%               --             --             0.67           0.27
5 YEARS                           11.31%          9.60%               --             --              --              --
LIFE OF FUND                      11.90%       9.94%(3)             11.30%        6.81%(4)          4.83%    3.28%(5)

(1)  The inception date for RREEF Real Estate Securities Fund, ACRE's predecessor. That fund merged with ACRE on 6/13/97 and was first offered to the public on 6/16/97.

(2)  Returns for periods less than one year are not annualized.

(3)  Since 9/30/95, the date nearest the class's inception for which data are available.

(4)  Since 9/30/98, the date nearest the class's inception for which data are available.

(5)  Since 6/30/97, the date nearest the class's inception for which data are available.

See pages 20-22 for information about share classes, the indices and returns.

GROWTH OF $10,000 OVER LIFE OF FUND
            Real Estate       Morgan Stanley
             Fund REIT             Index
9/21/95       $10,000             $10,000
12/31/95      $10,500             $10,441
3/31/96       $10,883             $10,651
6/30/96       $11,350             $11,106
9/30/96       $12,329             $11,827
12/31/96      $14,784             $14,189
3/31/97       $15,320             $14,220
6/30/97       $16,096             $14,921
9/30/97       $18,438             $16,661
12/31/97      $18,510             $16,825
3/31/98       $18,386             $16,704
6/30/98       $17,529             $15,970
9/30/98       $15,189             $14,285
12/31/98      $15,159             $13,982
3/31/99       $14,518             $13,309
6/30/99       $16,287             $14,628
9/30/99       $14,743             $13,445
12/31/99      $14,749             $13,345
3/31/00       $14,934             $13,700
6/30/00       $16,579             $15,121
9/30/00       $17,929             $16,302
9/30/00       $18,753             $16,924
9/30/00       $18,605             $16,842

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Morgan Stanley REIT Index is provided for comparison in each graph. The index returns in both graphs are since 9/30/95, the date nearest the Investor Class's inception for which data are available. ACRE's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index does not. The graphs are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

        Real Estate Stanley REIT
          Morgan        Index
3/31/96     8.83         6.51
3/31/97     40.77       33.51
3/31/98     20.03       17.47
3/31/99    -21.04      -20.32
3/31/00      2.87        2.94
3/31/01     24.57       22.93

* From 9/21/95 to 3/31/96.


4      1-800-345-2021


ACRE--Q&A
--------------------------------------------------------------------------------
[photo of Daniel O'Connor]

     An interview with Daniel O'Connor, a portfolio manager on the American Century Real Estate (ACRE) fund investment team.

HOW DID ACRE PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 2001?

     The fund posted its best return in four years, reflecting the healthy revival of real estate investment trusts (REITs), and it also outperformed its benchmark and peer group. ACRE's total return of 24.57%* was better than both the 22.93% return of its benchmark, the Morgan Stanley REIT Index, and the 21.55% average return of the 151 real estate funds tracked by Lipper Inc. The fund also trounced the S&P 500, a broad stock market measure, which fell 21.68%. (See the previous page for additional fund performance comparisons.)

WHY DID THE FUND OUTPERFORM ITS  BENCHMARK AND PEERS?

     Nearly all of the sectors in the REIT market posted equally strong returns, so individual stock selection within each industry was the key to the fund's outperformance.

     Part of our success was the result of selected overweights in specific stocks, especially in the office, industrial, and apartment sectors. Just as important, though, was our avoidance of the worst performers in the REIT market

CAN YOU BRIEFLY DESCRIBE YOUR INVESTMENT APPROACH?

     Our target is the fund's benchmark, the Morgan Stanley REIT Index. The fund typically holds 35 to 40 stocks--about a third of the index--and each of these holdings may be overweight or underweight relative to the index. We set a limit of plus or minus 3% of the benchmark weight; for example, Equity Office Properties (EOP) makes up about 7% of the MS REIT Index, so EOP could comprise as little as 4% or as much as 10% of the fund's portfolio.

     In deciding which stocks to hold in the portfolio, we do thorough fundamental research on each company. We look beyond earnings growth and focus on companies that are generating sustainable cash flows. We believe that this is the best indicator of a company's fundamental health and financial strength.

WHERE WAS YOUR APPROACH MOST SUCCESSFUL DURING THE FISCAL YEAR?

     Equity Residential Properties, one of our biggest holdings and a substantial overweight throughout the year, was the top contributor to fund performance. It's the largest apartment REIT in the nation and holds a dominant position in a number of strong property markets on both coasts, where low vacancy rates have produced solid rent increases. Equity Residential returned nearly 40% during the fiscal year.

     A more recent overweight is Chelsea Properties, which we added within the last six months as part of an effort to enhance the portfolio's ability to weather a downturn. Chelsea owns and operates outlet malls, which tend to do well during tight economic times because they provide quality goods at discount prices. Chelsea returned 30% in the past six months alone.

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"WE LOOK BEYOND EARNINGS GROWTH AND FOCUS ON COMPANIES THAT ARE GENERATING SUSTAINABLE CASH FLOWS."

PORTFOLIO AT A GLANCE
                          3/31/01           3/31/00
NO. OF COMPANIES            38                36
MEDIAN REIT
FFO* RATIO                 8.5               7.9
MEDIAN MARKET             $1.30             $1.25
CAPITALIZATION           BILLION           BILLION
WEIGHTED MARKET           $2.72             $2.13
CAPITALIZATION           BILLION           BILLION
PORTFOLIO TURNOVER         242%              102%
EXPENSE RATIO (FOR
INVESTOR CLASS)            1.19%             1.20%

*funds from operations
Investment terms are defined in the Glossary on pages 22-23.


                                                  www.americancentury.com      5


ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     One of the best examples of our stock selection process is Post Properties, an apartment REIT. ACRE held an overweight position in Post at the beginning of the fiscal year, but we jettisoned our entire position in mid-2000 after the company reported disappointing earnings. However, we knew that Post had a strong base of apartment properties that generated top-flight cash flows, so we rebuilt our overweight in October after the stock price had taken a tumble.

     The company outperformed in the fourth quarter, and we subsequently sold all our shares in early 2001. As a result, Post was one of the fund's top-10 performance contributors for the fiscal year despite posting a negative return overall.

YOU MENTIONED EARLIER THAT THE FUND AVOIDED SOME OF THE WORST PERFORMERS IN THE REIT MARKET. CAN YOU GIVE AN EXAMPLE?

     The most glaring example is Pinnacle Holdings. Pinnacle owns communications towers, and the company rents space on these towers to firms that provide wireless services.

     Since the company's cash flows are dependent on the growth of the wireless industry, Pinnacle essentially trades like a technology stock. And the past 12 months have not been good to tech stocks--Pinnacle's stock price fell more than 80%.

     We tend to focus more on traditional income properties, so we avoided Pinnacle for virtually the entire fiscal year. We added a very small position to the portfolio in the last few weeks; at this point, we believe the stock is relatively inexpensive, and the company may be a potential takeover candidate.


THERE WERE A NUMBER OF MERGERS AND ACQUISITIONS IN THE REIT MARKET DURING THE PAST YEAR. HOW DID THEY IMPACT THE PORTFOLIO?

     ACRE benefited from a number of high-profile acquisitions. The most significant of these was the purchase of Urban Shopping Centers, a high-quality shopping mall REIT, by Rodamco, a Dutch real estate company. Rodamco paid a substantial premium for Urban's properties, and Urban's share price surged by nearly 70%. The fund held an overweight position in Urban at the time the deal was announced, and we maintained the overweight until the acquisition was finalized.

     Equity Office Properties, the nation's largest REIT and one of the fund's biggest holdings, completed one acquisition and announced another during the fiscal year. EOP finalized its purchase of Cornerstone Properties in June 2000, and in February of this year the company agreed to acquire Spieker Properties, a large office REIT based on the West Coast.

     Both takeovers give EOP greater exposure to key markets on the West Coast--half of Spieker's properties are in Silicon Valley, which is a strong market with high barriers to entry. Over the long term, we view these transactions as positive for EOP, strengthening its position as the largest REIT in the market.

     Having said that, we recently eliminated all the fund's holdings of Spieker--we had an overweight position at the time the acquisition was announced--and we began to cut back on our EOP holdings as well. We've been trimming the fund's holdings of REITs with exposure to high-tech centers around the country, especially Northern California, where vacancy rates and utility costs are climbing.

[left margin]

TOP TEN HOLDINGS
                      % OF FUND INVESTMENTS
                            AS OF           AS OF
                           3/31/01         9/30/00
EQUITY RESIDENTIAL
     PROPERTIES TRUST        8.1%            8.6%
EQUITY OFFICE
     PROPERTIES TRUST        6.5%            9.5%
PROLOGIS TRUST               5.5%            4.7%
PUBLIC STORAGE, INC.         5.0%            3.5%
GENERAL GROWTH
     PROPERTIES, INC.        4.8%            3.4%
HIGHWOODS
     PROPERTIES, INC.        4.3%            .--
WEINGARTEN REALTY
     INVESTORS               4.1%            .--
COUSINS
     PROPERTIES INC.         4.0%            2.2%
CENTERPOINT PROPERTIES
     CORP. CL A              4.0%            2.7%
KIMCO REALTY
     CORPORATION             4.0%            2.9%


YIELD AS OF MARCH 31, 2001
                               30-DAY SEC YIELD
INVESTOR CLASS                       5.35%
ADVISOR CLASS                        5.10%
INSTITUTIONAL CLASS                  5.56%


6      1-800-345-2021


ACRE--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT ABOUT NEGATIVE CONTRIBUTORS TO FUND PERFORMANCE?

     Very few REITs produced negative returns during the past year, so it's more appropriate to talk about missed opportunities.

     An underweight in hotel REITs, the top-performing industry of the REIT market, detracted from fund performance. We were concerned that overcapacity and the slowing economy would restrain growth of room rates, but we underestimated the resiliency of hotel occupancy levels.

     Our most noteworthy underweight was Host Marriott, which returned about 45% during the fiscal year. In addition to our other concerns about the hotel sector, we felt that Host Marriott's high debt levels would ultimately be reflected in reduced cash flows. However, its stable of high-quality hotels in the biggest U.S. cities helped the company maintain its cash flows despite the debt load.

     We remain underweight in hotel REITs because we expect the increasingly weak economy to eventually have a negative impact on their cash flows and earnings.

HOW DO YOU THINK REITS WILL FARE IN THE CURRENT ECONOMIC SLOWDOWN?

     There's no doubt that the slowing economy will curb future rent increases. So far, rising vacancy rates have been modest and limited to areas dominated by technology businesses, but we wouldn't be surprised to see it spread to other property markets.

     Nonetheless, we're still optimistic about the outlook for REITs in 2001, for a couple of reasons. First, many REITs have longer-term leases already in place, locking in favorable rental rates to ride out the economic slowdown. At the very least, this will help postpone the restraints on rent growth.

     Second, the discipline shown by real estate developers has been remarkable. Historically, the peak of the economic cycle has been accompanied by an excess of new development; when the economy downshifts--and it always does at some point--the oversupply of rental property causes a drop-off in rent growth.

     The excesses of the past didn't happen this time around despite a decade-long economic boom. Supply and demand in most property markets has been fairly balanced throughout the '90s and remains in equilibrium today, so we don't expect to see any major supply problems.

     That means it should be easier for REITs to continue growing their earnings at a time when the rest of the economy is reporting profit shortfalls. Add to that a current dividend yield of better than 8%, and we expect REITs to continue to attract investors' attention.

WHAT ARE YOUR PLANS FOR ACRE IN THE COMING MONTHS?

     As we mentioned before, the portfolio is positioned with a focus on REITs that tend to perform well during an economic downturn. We've also increased our holdings of retail REITs, which should lead the market when the economy bottoms and starts to rebound.

     Ultimately, we believe that the best REITs in this environment will be those with healthy fundamentals, strong balance sheets, and sustainable cash flows.

[right margin]

"THE EXCESSES OF THE PAST DIDN'T HAPPEN THIS TIME AROUND DESPITE A DECADE-LONG ECONOMIC BOOM."

FUND ALLOCATION
================================================================================
                               AS OF MARCH 31, 2001
 OFFICE                               24.7%
 MULTI-FAMILY RESIDENTIAL             24.6%
 MALLS & SHOPPING CENTER              24.2%
 STORAGE                               9.0%
 INDUSTRIAL                            7.5%
 OTHER                                 6.2%
 DIVERSIFIED COMPANIES                 3.8%

================================================================================
                               AS OF SEPTEMBER 30, 2000
 OFFICE                               24.9%
 MULTI-FAMILY RESIDENTIAL             23.2%
 MALLS & SHOPPING CENTER              20.6%
 STORAGE                               6.2%
 INDUSTRIAL                            8.7%
 OTHER                                 9.1%
 DIVERSIFIED COMPANIES                 7.3%


                                                  www.americancentury.com      7


ACRE--Schedule of Investments
--------------------------------------------------------------------------------
MARCH 31, 2001

Shares                                                               Value
--------------------------------------------------------------------------------
 COMMON STOCKS - 97.1%
DIVERSIFIED COMPANIES - 3.8%
                   40,700  Duke-Weeks Realty Corp.             $     942,205
                   54,500  Franchise Finance
                              Corporation of America               1,358,140
                   35,500  Pinnacle Holdings Inc.(1)                 314,508
                   49,100  Security Capital Group Inc. Cl A(1)     1,018,825
                                                              ------------------
                                                                   3,633,678
                                                              ------------------
HOTELS - 3.3%
                   41,000  Hospitality Properties Trust            1,082,400
                  129,900  LaSalle Hotel Properties                2,103,081
                                                              ------------------
                                                                   3,185,481
                                                              ------------------
INDUSTRIAL - 7.5%
                   43,600  First Industrial Realty Trust, Inc.     1,379,504
                   17,800  Liberty Property Trust                    502,672
                  260,310  Prologis Trust                          5,227,025
                                                              ------------------
                                                                   7,109,201
                                                              ------------------
MULTI-FAMILY RESIDENTIAL - 24.6%
                   54,100  Apartment Investment and
                              Management Co.                       2,404,745
                  109,200  Archstone Communities Trust             2,686,320
                   17,789  Camden Property Trust                     591,484
                  148,122  Equity Residential Properties Trust     7,706,788
                  106,230  Gables Residential Trust                3,081,732
                  122,300  Home Properties of New York, Inc.       3,485,550
                   22,600  Summit Properties Inc.                    553,700
                  224,800  United Dominion Realty Trust, Inc.      2,854,960
                                                              ------------------
                                                                  23,365,279
                                                              ------------------
NEIGHBORHOOD & COMMUNITY
SHOPPING CENTERS - 13.7%
                   64,500  JP Realty, Inc.                         1,253,235
                   88,400  Kimco Realty Corporation                3,801,200
                   29,800  Pan Pacific Retail Properties, Inc.       660,070
                   24,800  Regency Centers Corp.                     620,000
                   80,300  Vornado Realty Trust                    2,877,149
                   91,500  Weingarten Realty Investors             3,870,450
                                                              ------------------
                                                                  13,082,104
                                                              ------------------
OFFICE - 24.7%
                  154,050  Cousins Properties Inc.                 3,852,791
                  222,148  Equity Office Properties Trust          6,220,143
                  166,000  Highwoods Properties, Inc.              4,091,900
                   43,500  Mack-Cali Realty Corp.                  1,174,500
                  161,000  Mission West Properties Inc.            2,044,700
                  153,200  Prentiss Properties Trust               3,776,380
                  101,500  Reckson Associates
                              Realty Corporation                   2,263,450
                                                              ------------------
                                                                  23,423,864
                                                              ------------------
Shares                                                              Value
-------------------------------------------------------------------------------
REGIONAL MALLS - 10.5%
                   21,300  CBL & Associates Properties, Inc. $       566,580
                   52,600  Chelsea Property Group Inc.             2,219,720
                  130,400  General Growth Properties, Inc.         4,557,480
                   27,000  Rouse Company                             698,220
                   41,900  Simon Property Group, Inc.              1,072,640
                   74,900  Taubman Centers Inc.                      902,545
                                                              ------------------
                                                                  10,017,185
                                                              ------------------
STORAGE - 9.0%
                   82,260  CenterPoint Properties Corp. Cl A       3,837,429
                  179,948  Public Storage, Inc.                    4,723,635
                                                              ------------------
                                                                   8,561,064
                                                              ------------------
TOTAL COMMON STOCKS                                               92,377,856
                                                              ------------------
  (Cost $84,472,784)
===============================================================================
 TEMPORARY CASH INVESTMENTS - 2.9%
    Repurchase Agreement, Goldman
       Sachs & Co., Inc., (U.S. Treasury obligations),
       in a joint trading account at 5.20%,
       dated 3/30/01, due 4/2/01
       (Delivery value $2,801,213)                                2,800,000
                                                               -----------------
   (Cost $2,800,000)

TOTAL INVESTMENT SECURITIES - 100.0%                            $95,177,856
                                                               =================
   (Cost $87,272,784)

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.


8          1-800-345-2021                      See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001

ASSETS

Investment securities, at value
  (identified cost of $87,272,784) (Note 3) ..................    $  95,177,856
Cash .........................................................          426,408
Receivable for investments sold ..............................        4,534,383
Receivable for capital shares sold ...........................          118,384
Dividends and interest receivable ............................          471,910
                                                                  -------------
                                                                    100,728,941
                                                                  -------------

LIABILITIES
Payable for investments purchased ............................        4,419,414
Accrued management fees (Note 2) .............................           93,957
Distribution fees payable (Note 2) ...........................            1,848
Service fees payable (Note 2) ................................            1,848
Payable for directors' fees and expenses .....................               88
Accrued expenses and other liabilities .......................               81
                                                                  -------------
                                                                      4,517,236
                                                                  -------------
Net Assets ...................................................    $  96,211,705
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) ......................    $ 116,040,030
Undistributed net investment income ..........................           82,246
Accumulated net realized loss on investment transactions .....      (27,815,643)
Net unrealized appreciation on investments (Note 3) ..........        7,905,072
                                                                  -------------
                                                                  $  96,211,705
                                                                  =============
Investor Class, $0.01 Par Value
Net assets ...................................................    $  74,776,062
Shares outstanding ...........................................        5,340,919
Net asset value per share ....................................    $       14.00
Advisor Class, $0.01 Par Value
Net assets ...................................................    $   9,046,022
Shares outstanding ...........................................          646,035
Net asset value per share ....................................    $       14.00
Institutional Class, $0.01 Par Value
Net assets ...................................................    $  12,389,621
Shares outstanding ...........................................          884,279
Net asset value per share ....................................    $       14.01


See Notes to Financial Statements                 www.americancentury.com      9


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2001
INVESTMENT INCOME
Income:
Dividends .....................................................      $ 6,766,353
Interest ......................................................          204,948
                                                                     -----------
                                                                       6,971,301
                                                                     -----------
Expenses (Note 2):
Management fees ...............................................        1,232,069
Distribution fees - Advisor Class .............................           17,898
Service fees - Advisor Class ..................................           17,898
Directors' fees and expenses ..................................              641
                                                                     -----------
                                                                       1,268,506
                                                                     -----------
Net investment income .........................................        5,702,795
                                                                     -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ..............................        8,291,009
Change in net unrealized appreciation on investments ..........        8,856,825
                                                                     -----------
Net realized and unrealized gain on investments ...............       17,147,834
                                                                     -----------
Net Increase in Net Assets Resulting from Operations ..........      $22,850,629
                                                                     ===========


10        1-800-345-2021                       See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase (Decrease) in Net Assets
                                                                       2000            2001
OPERATIONS
Net investment income ........................................   $   5,702,795    $   7,998,276
Net realized gain (loss) on investments ......................       8,291,009      (22,624,326)
Change in net unrealized appreciation on investments .........       8,856,825       17,189,552
                                                                 -------------    -------------
Net increase in net assets resulting from operations .........      22,850,629        2,563,502
                                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
  Investor Class .............................................      (3,674,453)      (5,683,209)
  Advisor Class ..............................................        (301,315)        (208,155)
  Institutional Class ........................................        (629,054)      (1,271,720)
                                                                 -------------    -------------
Decrease in net assets from distributions ....................      (4,604,822)      (7,163,084)
                                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS (Note 4)
Net decrease in net assets from capital share transactions ...     (16,656,065)     (37,826,998)
                                                                 -------------    -------------

Net increase (decrease) in net assets ........................       1,589,742      (42,426,580)

NET ASSETS
Beginning of period ..........................................      94,621,963      137,048,543
                                                                 -------------    -------------
End of period ................................................   $  96,211,705    $  94,621,963
                                                                 =============    =============
Undistributed net investment income ..........................   $      82,246    $      48,198
                                                                 =============    =============


See Notes to Financial Statements            www.americancentury.com          11


Notes to Financial Statements
--------------------------------------------------------------------------------
MARCH 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Real Estate Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The fund's investment objective is long-term capital appreciation with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. There are certain additional risks involved in investing in the fund as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct ownership of real estate including but not limited to: local or regional economic conditions, changes in zoning laws, credit risk, and interest rate risk. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal and state income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the policy of the fund to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2001 the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $26,538,254 (expiring in 2007 through 2009) which may be used to offset future taxable gains.


12      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month.

The annual management fee for each class of the fund is as follows:

                                 INVESTOR         ADVISOR        INSTITUTIONAL
                                   CLASS           CLASS             CLASS
FUND AVERAGE NET ASSETS
$0 to $100,000,000                 1.20%           0.95%             1.00%
Over $100,000,000                  1.15%           0.90%             0.95%

    ACIM has entered into a Subadvisory Agreement with J.P. Morgan Investment Management Inc. (JPMIM) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies, and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining JPMIM as the subadvisor of the fund. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. an equity investor in American Century Companies, Inc.

    The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the fund will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan for the year ended March 31, 2001 were $35,796.

    The fund may invest in a money market fund for temporary purposes that is managed by JPMIM. The fund also has a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for information on the bank line of credit.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2001, were $241,097,488 and $257,858,292, respectively.

    As of March 31, 2001, accumulated net unrealized appreciation was $6,627,681, based on the aggregate cost of investments for federal income tax purposes of $88,550,175, which consisted of unrealized appreciation of $7,445,920 and unrealized depreciation of $818,239.


                                                 www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

    Transactions in shares of the fund were as follows:

                                                   SHARES             AMOUNT
INVESTOR CLASS

Year ended March 31, 2001

Shares Authorized ..........................       50,000,000
                                                =============
Sold .......................................        8,980,231     $ 114,843,954
Issued in reinvestment of distributions ....          255,071         3,442,824
Redeemed ...................................      (10,179,667)     (131,467,654)
                                                -------------     -------------
Net decrease ...............................         (944,365)    $ (13,180,876)
                                                =============     =============

Year ended March 31, 2000
Shares Authorized ..........................       50,000,000
                                                =============
Sold .......................................       10,178,382     $ 125,814,882
Issued in reinvestment of distributions ....          443,712         5,211,042
Redeemed ...................................      (13,447,772)     (164,093,568)
                                                -------------     -------------
Net decrease ...............................       (2,825,678)    $ (33,067,644)
                                                =============     =============

ADVISOR CLASS
Year ended March 31, 2001
Shares Authorized ..........................       12,500,000
                                                =============
Sold .......................................          464,316     $   6,029,093
Issued in reinvestment of distributions ....           21,221           287,758
Redeemed ...................................         (295,422)       (3,712,092)
                                                -------------     -------------
Net increase ...............................          190,115     $   2,604,759
                                                =============     =============
Year ended March 31, 2000
Shares Authorized ..........................       25,000,000
                                                =============
Sold .......................................          496,150     $   6,097,594
Issued in reinvestment of distributions ....           16,812           192,141
Redeemed ...................................          (94,105)       (1,087,568)
                                                -------------     -------------
Net increase ...............................          418,857     $   5,202,167
                                                =============     =============

INSTITUTIONAL CLASS
Year ended March 31, 2001
Shares Authorized ..........................       12,500,000
                                                =============
Sold .......................................          629,583     $   7,677,465
Issued in reinvestment of distributions ....           44,204           596,170
Redeemed ...................................       (1,105,318)      (14,353,583)
                                                -------------     -------------
Net decrease ...............................         (431,531)    $  (6,079,948)
                                                =============     =============
Year ended March 31, 2000
Shares Authorized ..........................       25,000,000
                                                =============
Sold .......................................        2,415,404     $  28,971,588
Issued in reinvestment of distributions ....           91,834         1,074,105
Redeemed ...................................       (3,364,595)      (40,007,214)
                                                -------------     -------------
Net decrease ...............................         (857,357)    $  (9,961,521)
                                                =============     =============


14          1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 2001

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2001.


                                                 www.americancentury.com      15


ACRE--Financial Highlights
--------------------------------------------------------------------------------
This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

                                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                        Investor Class

                                                            2001         2000          1999        1998(1)         1997        1996

PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $  11.74     $  12.10     $   16.12     $   16.06      $  12.29     $  9.82
                                                        --------     --------     ---------     ---------      --------     -------
Income (Loss) From Investment Operations
  Net Investment Income ...............................     0.71(2)      0.74(2)       0.73(2)       0.25(2)       0.67(2)     0.55
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................     2.14        (0.41)        (4.09)         0.26          4.13        2.27
                                                        --------     --------     ---------     ---------      --------     -------
  Total From Investment Operations ....................     2.85         0.33         (3.36)         0.51          4.80        2.82
                                                        --------     --------     ---------     ---------      --------     -------
Distributions
  From Net Investment Income ..........................    (0.59)       (0.69)        (0.54)        (0.18)        (0.48)      (0.35)
  From Net Realized Gains on Investment Transactions ..     --           --           (0.12)        (0.27)        (0.55)       --
                                                        --------     --------     ---------     ---------      --------     -------
  Total Distributions .................................    (0.59)       (0.69)        (0.66)        (0.45)        (1.03)      (0.35)
                                                        --------     --------     ---------     ---------      --------     -------
Net Asset Value, End of Period ........................ $  14.00     $  11.74     $   12.10     $   16.12      $  16.06     $ 12.29
                                                        ========     ========     =========     =========      ========     =======

  Total Return(3) .....................................    24.57%        2.87%       (21.04)%        3.26%        40.69%      29.28%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ....................................     1.19%        1.20%         1.20%         1.15%(4)      1.17%       1.00%
Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(5) ........     1.19%        1.20%         1.20%         1.20%(4)      1.82%       6.83%
Ratio of Net Investment Income to Average
Net Assets ............................................     5.32%        5.95%         5.41%         3.75%(4)      4.48%       5.84%
Ratio of Net Investment Income to Average Net Assets
(before expense waivers and reimbursements)(5) ........     5.32%        5.95%         5.41%         3.70%(4)      3.84%       0.01%
Portfolio Turnover Rate ...............................      242%         102%           66%           28%           69%         86%
Net Assets, End of Period (in thousands) .............. $ 74,776     $ 73,812     $ 110,285     $ 135,922      $ 76,932     $ 7,209

(1)  The period ended March 31, 1998 represents a five month reporting period.
The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5)  During the period ended October 31, 1996 and for a portion of the period
October 31, 1997, the manager voluntarily agreed to waive its management fee and reimburse certain expenses incurred by the fund. Also, prior to the unified management fee structure, effective July 13, 1997, the custodian offset part of its fees for balance credits given to the fund. During the period ended March
31, 1998, a portion of the subadvisory fee which is paid for subadvisory services, was waived.


16          1-800-345-2021                     See Notes to Financial Statements


ACRE--Financial Highlights
--------------------------------------------------------------------------------

                              FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                                                    Advisor Class

                                                                             2001        2000       1999(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period ................................... $   11.74   $   12.10   $   12.22
                                                                         ---------   ---------   ---------
Income From Investment Operations
  Net Investment Income(2) .............................................      0.68        0.75        0.43
  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...      2.14       (0.45)      (0.15)
                                                                         ---------   ---------   ---------
  Total From Investment Operations .....................................      2.82        0.30        0.28
                                                                         ---------   ---------   ---------
Distributions
  From Net Investment Income ...........................................     (0.56)      (0.66)      (0.28)
  From Net Realized Gains on Investment Transactions ...................      --          --         (0.12)
                                                                         ---------   ---------   ---------
  Total Distributions ..................................................     (0.56)      (0.66)      (0.40)
                                                                         ---------   ---------   ---------
Net Asset Value, End of Period ......................................... $   14.00   $   11.74   $   12.10
                                                                         =========   =========   =========

  Total Return(3) ......................................................     24.28%       2.62%       2.25%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ......................      1.44%       1.45%       1.45%(4)
Ratio of Net Investment Income to Average Net Assets ...................      5.07%       5.70%       5.16%(4)
Portfolio Turnover Rate ................................................       242%        102%         66%(5)
Net Assets, End of Period (in thousands) ............................... $   9,046   $   5,353   $     449

(1)  October 6, 1998 (commencement of sale) through March 31, 1999.

(2)  Computed using averages shares outstanding throughout the period.

(3)  Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended
March 31, 1999.

See Notes to Financial Statements                               www.americancentury.com          17


ACRE--Financial Highlights
--------------------------------------------------------------------------------
  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)
                                                                               Institutional Class
                                                             2001         2000         1999        1998(1)         1997(2)

PER-SHARE DATA
Net Asset Value, Beginning of Period .................. $    11.75   $    12.11   $    16.12   $    16.06      $    14.24
                                                        ----------   ----------   ----------   ----------      ----------
Income (Loss) From Investment Operations
  Net Investment Income(3) ............................       0.73         0.75         0.78         0.26            0.28
  Net Realized and Unrealized Gain (Loss)
  on Investment Transactions ..........................       2.15        (0.38)       (4.09)        0.26            1.63
                                                        ----------   ----------   ----------   ----------      ----------
  Total From Investment Operations ....................       2.88         0.37        (3.31)        0.52            1.91
                                                        ----------   ----------   ----------   ----------      ----------
Distributions
  From Net Investment Income ..........................      (0.62)       (0.73)       (0.58)       (0.19)          (0.09)
  From Net Realized Gains on Investment Transactions ..         --           --        (0.12)       (0.27)             --
                                                        ----------   ----------   ----------   ----------      ----------
  Total Distributions .................................      (0.62)       (0.73)       (0.70)       (0.46)          (0.09)
                                                        ----------   ----------   ----------   ----------      ----------
Net Asset Value, End of Period ........................ $    14.01   $    11.75   $    12.11   $    16.12      $    16.06
                                                        ==========   ==========   ==========   ==========      ==========

  Total Return(4) .....................................      24.80%        3.18%      (20.77)%       3.32%          13.40%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets .....       0.99%        1.00%        1.00%        0.95%(5)        1.00%(5)
Ratio of Operating Expenses to Average Net Assets
(before expense waivers and reimbursements)(6) ........       0.99%        1.00%        1.00%        1.00%(5)        1.00%(5)
Ratio of Net Investment Income to Average Net Assets ..       5.52%        6.15%        5.61%        4.00%(5)        4.85%(5)
Ratio of Net Investment Income to Average Net Assets
(before expense waivers and reimbursements)(6) ........       5.52%        6.15%        5.61%        3.95%(5)        4.85%(5)
Portfolio Turnover Rate ...............................        242%         102%          66%          28%             69%(7)
Net Assets, End of Period (in thousands) .............. $   12,390   $   15,457   $   26,315   $   14,795      $   13,365

(1)  The period ended March 31, 1998 represents a five month reporting period.
The fund's fiscal year end was changed from October 31 to March 31 during the period. Periods prior to 1998 are based on a fiscal year ended October 31.

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

(6) During the period ended March 31, 1998, a portion of the subadvisory fee, which is paid for subadvisory services was waived.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 1997.


18      1-800-345-2021                         See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Directors and Shareholders,
American Century Capital Portfolios, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Real Estate Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2001


                                                 www.americancentury.com      19


Share Class and Retirement Account Information
--------------------------------------------------------------------------------
SHARE CLASSES

    Three classes of shares are authorized for sale by the fund: Investor Class, Advisor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


20      1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty. Specialty equity funds concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries.

     AMERICAN CENTURY REAL ESTATE FUND'S primary investment objective is long-term capital appreciation, with income as a secondary objective.

     ACRE typically invests at least 80% of its assets in the equity securities of real estate investment trusts (REITs) and other companies engaged in the real estate industry. The fund's management team evaluates potential investments based on cash flow, property types, and exposure to growing property markets.

     Real estate investing involves inherent risks, including interest rate fluctuations, credit risk, and the impact of changing economic conditions. In addition, by focusing on a specific market sector, the fund may experience greater volatility than do funds with a broader investment strategy. The fund is not intended to serve as a complete investment program by itself.

FUND MANAGEMENT TEAM

     RREEF America LLC, and its predecessor company, served as the fund's investment subadvisor from its inception until it resigned on December 31, 1999. In connection with its resignation, RREEF informed ACIM and the fund that RREEF had entered into an arrangement with J.P. Morgan Investment Management Inc. (JPMIM), providing for RREEF's resignation as subadvisor and the purchase by JPMIM from RREEF of certain books and records relating to the fund. JPMIM began subadvising the fund on January 1, 2000. JPMIM's parent company is a significant minority shareholder of ACIM's parent company. (See Note 2 in Notes to Financial Statements.)

FUND BACKGROUND

     To better serve investors, RREEF and American Century merged an existing fund managed by RREEF, RREEF Real Estate Securities Fund, into ACRE on June 13, 1997.

     The RREEF fund commenced operations on September 21, 1995, and had $25 million in assets at the time of the merger. ACRE was offered to the public by American Century on June 16, 1997.

COMPARATIVE INDICES

     The following indices are used in the report as fund performance comparisons. They are not investment products available for purchase.

     The S&P SMALL CAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

     The S&P MIDCAP 400 INDEX is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks in general.

     The S&P 500 INDEX is a capitalization-weighted index of 500 widely traded stocks. Created by Standard & Poor's, it is considered to represent the performance of the stock market in general.

     The MORGAN STANLEY REIT INDEX is a market capitalization-weighted total-return index of real estate investment trusts (REITs) that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks, assuming dividend reinvestment in the index on the ex-dividend date.

[right margin]

PORTFOLIO MANAGERS
       ACRE
       DANIEL O'CONNOR


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 16-18.

INVESTMENT TERMS

* FUNDS FROM OPERATIONS (FFO)-- FFO is the most commonly used measure of a REIT's earnings performance. It is similar to the net income of non-real estate companies. FFO is the company's net income with real estate depreciation and amortization (excluding deferred financing costs) added back in. The FFO ratio is the price of the stock divided by the company's FFO. It is comparable to a P/E ratio. The median FFO is in the middle of the REIT's portfolio. Half the companies in the portfolio have FFOs greater than the median, and half have FFOs that are less. If the portfolio contains an even number of companies, then the median is the average of the two company FFOs in the middle.

* MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care and consumer staple companies.


22      1-800-345-2021


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

*   LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--

the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.8 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S& P 500 Index generally consist of stocks in this range.

*   MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--

the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.2 billion and $9.8 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.

*   SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--

the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

*While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX:
816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

[graphic of men rowing boat]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200
www.americancentury.com

                                   PRSRT STD
                               U.S. POSTAGE PAID
                                AMERICAN CENTURY
                                   COMPANIES

                                  American Century Investment Services, Inc.
                                  (c)2001 American Century Services Corporation
0105
SH-ANN-25362

[front cover]

AMERICAN CENTURY
Annual Report

[graphic of rowers]
[graphic of markets diary/stocks chart]

Equity Index

March 31, 2001

[american century logo and text logo (reg. sm)]




[inside front cover]

[graphic of dalbar logo]

     American Century's reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

[left margin]

Turn to the inside back cover to see a list of American Century funds classified by objective and risk.




Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr., and James E.Stowers III]

James E. Stowers, Jr., standing, with  James E. Stowers III

     It was roughly a year ago that we started to see the first wobbling in the share prices of technology-oriented companies. As 2000 progressed, we were presented with mounting evidence of a slowing U.S. economy, and more and more companies began to warn of lower than anticipated profits.

     As corporate profits weakened, investors adjusted their expectations and focused on factors that determine a stock's value over time --business model, management, products, earnings power, cash flow, and other important fundamentals. When we closed our 12-month books on March 31, 2001, Equity Index posted a decline roughly in line with its benchmark, the S&P 500 Index.

     At this writing, the market continues to adjust to the new environment. Current market psychology has investors leaning toward owning companies whose shares are relatively inexpensive. Moreover, as explained in the performance review, the steep market decline in technology stocks has opened up investment opportunities in other areas. We hope these factors will enable us to post strong performance for you.

     Turning to corporate matters, we're proud to announce that for the second consecutive year, American Century's fund performance reports, like this one, earned the Communications Seal from DALBAR, Inc., an independent financial services research firm. The seal recognizes communications demonstrating a level of excellence in the industry.

     What's more, American Century made Fortune Magazine's list of the "100 Best Companies to Work for in America" for the second year in a row. This is an important designation for us because we think it demonstrates how far we go to attract and retain the best people to serve our shareholders. We believe that ultimately our success, and that of our investors, is based on the quality of our "intellectual capital" -- the collective wisdom of our investment and service professionals.

     As always, we appreciate your confidence in American Century.

Sincerely,
[signature]                    [signature]
James E. Stowers, Jr.          James E. Stowers III
Founder and Chairman           Co-Chairman of the Board

[right margin]

                               Table of Contents

   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
EQUITY INDEX
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Top Ten Holdings .........................................................  6
   Top Five Industries ......................................................  6
   Types of Investments .....................................................  7
   Schedule of Investments ..................................................  8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ........................................................... 15
   Statement of Operations .................................................. 16
   Statement of Changes
      in Net Assets ......................................................... 17
   Notes to Financial
      Statements ............................................................ 18
   Financial Highlights ..................................................... 21
   Independent
      Auditors' Report ...................................................... 23
OTHER INFORMATION
   Share Class and Retirement
      Account Information ................................................... 24
   Background Information
      Investment Philosophy
         and Policies ....................................................... 25
      Comparative Indices ................................................... 25
      Portfolio Managers .................................................... 25
   Glossary ................................................................. 26


                                                  www.americancentury.com   1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* After nearly a decade of sustained expansion, the economy decelerated during 2000 as a series of interest rate increases started in 1999 by an inflation-conscious Federal Reserve finally took hold. Most of the major stock indices posted losses for the twelve months ended March 31, 2001. The S&P 500 Index, Equity Index's benchmark, declined 21.68% during the period.

* The technology sector bore the brunt of the economic slowdown as corporations reduced spending on tech equipment and software upgrades. Reflecting the negative sentiment toward technology-oriented companies, the Nasdaq Composite Index fell 59.66% during the period.

* While the prices of technology and other growth stocks returned to earth, more attractively priced stocks in areas such as energy, utilities, consumer staples, financials, and health care posted healthy returns.

* Despite the Federal Reserve's three interest-rate cuts in the first quarter of 2001, many stocks stumbled when uncertainty about the economy and corporate earnings caused investors to reconsider valuations.

* Volatility is likely to remain part of the picture as investors sift through data to determine when the economy will recover and which companies are poised to rebound.

EQUITY INDEX

* Equity Index declined 22.04% for the twelve months ended March 31, 2001. The fund's slight underperformance versus that of the S&P 500 Index, which it tracks, reflects the fund's management fee.

* Weakness in the technology sector was widespread, with the electrical equipment, semiconductor, and computer software industries all posting significant losses. Defense and aerospace was the sole tech industry that performed well as investors were drawn to its attractively valued stocks.

* Telecommunications firms, particularly those offering wireless services, suffered from tight credit conditions. Many of these companies had ambitious network build-out plans that were highly dependent on a steady flow of capital.

* The financial sector provided mixed performance when the slowing economy raised concerns about commercial and consumer credit quality at banks and financial services companies. However, institutions with higher quality assets provided strong performance. Not surprisingly, securities and asset management companies lost ground as the stock market declined.

* Traditionally defensive investments fared relatively well. Select food and tobacco companies posted solid returns for the year, and medical providers also were very strong. Utilities held up well despite California's energy crisis.

* With valuations back in focus, the direction of the market likely will be a more accurate reflection of the direction of corporate earnings.

* Unless a period of protracted
     weakness occurs, lower interest rates should help rekindle and sustain corporate profitability.

[left margin]
                                EQUITY INDEX(1)
                                    (ACIVX)
       TOTAL RETURNS:                                      AS OF 3/31/01
          6 Months                                          -18.84%(2)
          1 Year                                             -22.04%
       INCEPTION DATE:                                       2/26/99
       NET ASSETS:                                     $513.4 million(3)

(1)    Investor Class.
(2)    Not annualized.
(3)    Includes all classes.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 26-27.


 2     1-800-345-2021

Market Perspective from Mark Mallon
--------------------------------------------------------------------------------

[photo of Mark Mallon]

Mark Mallon, chief investment officer, specialty, asset allocation, and growth and income equities

     The period covered by this report will not be soon forgotten by equity investors. After several years of blistering performance, most of the major stock indices posted losses for the twelve months ended March 31, 2001. The period saw the S&P 500 Index decline 21.68%, landing solidly in bear market territory. Meanwhile, the Nasdaq Composite Index, caught in the downturn of technology issues, fell 63% from its March 2000 high.

     While dramatic, those numbers tend to obscure what happened in other parts of the stock market. The turbulence in the technology sector -- representing more than one-fourth of the S&P 500 -- was well documented. But as investors registered their doubts that technology firms could continue their growth amid slowing business conditions, the market broadened, and a number of other sectors went on to close the period in positive territory.

THE ECONOMY DOWNSHIFTED

     After nearly a decade of sustained expansion, the economy decelerated during 2000 as a series of interest-rate increases started in 1999 by an inflation-conscious Federal Reserve finally took hold. Among the first to feel the effects were electrical equipment manufacturers, particularly those serving the telecommunications service providers building out the Internet. As telecoms reduced their capital spending, the array of companies that provided them with technology and equipment were left with glutted inventories -- and stock valuations that had reached unsustainable heights. The malaise spread to other parts of the tech universe.

     While the valuations of technology and other growth stocks fell back to earth, more attractively priced stocks in areas such as energy, utilities, consumer staples, financials, and health care posted healthy returns. The broadening extended across the capitalization spectrum as well: small- and mid-cap value stocks enjoyed renewed popularity after lagging large-cap shares for several years, a result of their attractive valuations and potential for faster earnings growth.

     As 2001 unfolded, though, and the evidence of a slowing economy mounted, companies in and out of technology began to warn that their earning power was being restrained. Despite the Federal Reserve's three interest rate cuts in the first quarter, many stocks stumbled--even defensive categories that typically provide safe havens in uncertain times--as investors reconsidered valuations.

WHAT'S NEXT?

     Just after we closed our books, the stock market began a rebound in April. Whether stocks will continue their move to higher ground remains to be seen. In any event, volatility is likely to remain part of the picture as investors sift through data to determine when the economy will recover and which companies are poised to rebound. While the current downturn has been painful for many investors, there is a silver lining: the purging of excess valuations and the restoration of more reasonable growth expectations has unlocked a broader range of opportunities.

[right margin]

MARKET RETURNS
FOR THE 12 MONTHS ENDED MARCH 31, 2001

S&P 500            -21.68%
S&P MIDCAP 400      -6.96%
RUSSELL 2000       -15.33%

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE 12 MONTHS ENDED MARCH 31, 2001

[line chart - data below]

             S&P 500 Index   S&P Mid-Cap 400    Russell 2000
 3/31/2000       1.00           1.00               1.00
 4/30/2000       0.97           0.97               0.94
 5/31/2000       0.95           0.95               0.89
 6/30/2000       0.97           0.97               0.96
 7/31/2000       0.96           0.98               0.93
 8/31/2000       1.02           1.09               1.00
 9/30/2000       0.96           1.08               0.97
10/31/2000       0.96           1.05               0.93
11/30/2000       0.88           0.97               0.83
12/31/2000       0.89           1.04               0.91
 1/31/2001       0.92           1.07               0.95
 2/28/2001       0.84           1.01               0.89
 3/31/2001       0.78           0.93               0.85

Value on 3/31/01
S&P 500           $0.78
S&P MidCap 400    $0.93
Russell 2000      $0.85


                                                www.americancentury.com     3


Equity Index--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 2001

                                INVESTOR CLASS              INSTITUTIONAL CLASS
                              (INCEPTION 2/26/99)           (INCEPTION 2/26/99)
                             EQUITY        S&P 500          EQUITY    S&P 500
                             INDEX                          INDEX
6 MONTHS*                   -18.84%        -18.75%         -18.73%    -18.75%
1 YEAR                      -22.04%        -21.68%         -21.72%    -21.68%
================================================================================
AVERAGE ANNUAL RETURNS
LIFE OF FUND                -2.42%         -1.91%          -2.13%      -1.91%

*Returns for periods less than one year are not annualized.

See pages 24-26 for information about share classes, the S&P 500 Index, and returns.

GROWTH OF $10,000 OVER LIFE OF FUND

[line chart - data below]

              Equity Index       S&P 500 Index
 2/26/1999      $10,000             $10,000
 3/31/1999      $10,400             $10,400
 4/30/1999      $10,780             $10,802
 5/31/1999      $10,520             $10,548
 6/30/1999      $11,097             $11,134
 7/31/1999      $10,757             $10,785
 8/31/1999      $10,696             $10,733
 9/30/1999      $10,402             $10,439
10/31/1999      $11,046             $11,099
11/30/1999      $11,267             $11,327
12/31/1999      $11,923             $11,992
 1/31/2000      $11,314             $11,390
 2/29/2000      $11,110             $11,174
 3/31/2000      $12,186             $12,267
 4/30/2000      $11,800             $11,898
 5/31/2000      $11,556             $11,654
 6/30/2000      $11,826             $11,942
 7/31/2000      $11,643             $11,756
 8/31/2000      $12,357             $12,486
 9/30/2000      $11,707             $11,827
10/31/2000      $11,646             $11,777
11/30/2000      $10,747             $10,849
12/31/2000      $10,775             $10,902
 1/31/2001      $11,184             $11,289
 2/28/2001      $10,160             $10,259
 3/31/2001       $9,501              $9,609

Value on 3/31/01
S&P 500          $9,609
Equity Index     $9,501


The graph at left shows the growth of a $10,000 investment over the life of the fund. The S&P 500 Index is provided for comparison. Equity Index's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)

[bar chart - data below]

              Equity Index     S&P 500 Index
3/31/1999*        4.00%           4.00%
3/31/2000        17.17%          17.94%
3/31/2001       -22.04%         -21.68%

* From 2/26/99 to 3/31/99.


 4     1-800-345-2021


Equity Index--Q&A
--------------------------------------------------------------------------------

     An interview with Barclays Global Investors, the subadvisor on the Equity Index Fund.

HOW DID EQUITY INDEX PERFORM DURING ITS FISCAL YEAR ENDED MARCH 31, 2001?

     Equity Index fell 22.04%* during the period, compared to a 21.68% decline for the Standard & Poor's 500 Index.

WHAT FACTORS LED TO THE STOCK  MARKET'S DECLINE?

     The speculative fervor that pumped up stock valuations in 1999 and early 2000 was replaced by a wave of pessimism that caused stock prices to tumble. Market sentiment turned negative at the beginning of Equity Index's fiscal year when it became apparent that the Federal Reserve's (the Fed) series of interest rate hikes, begun in mid-1999, were starting to cool economic growth to more sustainable levels.

     The economic slowdown was particularly felt by the technology sector as corporations reduced spending on tech equipment and software upgrades. Faced with an uncertain earnings outlook, investors fled high-flying technology shares and gravitated toward safer, steadier stocks selling at more reasonable values. Two rate cuts by the Fed in early 2001 brightened the gloom temporarily in January and were followed by another cut in March. However, a continued lack of clarity about the direction of the economy and corporate earnings caused stocks to stumble at the end of the fund's fiscal year. Most of the market's decline resulted from the precipitous fall of technology stocks, but nearly every sector of the S&P 500 experienced some difficulty during Equity Index's fiscal year.

DID ANY INDUSTRY WITHIN THE TECHNOLOGY SECTOR PERFORM WELL?

     Only one, defense and aerospace. Firms such as Northrop Grumman, Raytheon, and Lockheed Martin enjoyed a nice run-up when investors were drawn to attractively valued, previously out-of-favor segments of the market.

     Beyond that, the carnage within technology was fairly widespread. The electrical equipment industry was an area within technology that traditionally experienced a steady flow of corporate orders for equipment, components, and technology. Over the past several years, telecommunications service providers became key customers with their projects for building out the Internet. When telecoms and corporate buyers suddenly reduced their capital spending, equipment manufacturers were left with glutted inventories and depressed earnings. The market was rocked by a wave of earnings disappointments, particularly from bellwether electrical equipment providers Nortel Networks and Cisco Systems. The latter missed an earnings target for the first time in the company's history.

     The slowdown in equipment spending hit the semiconductor industry, which makes the computer chips for the telecommunications and data communications markets. These companies found themselves trimming forecasts because customers such as Cisco were selling less equipment to phone companies.

     Computer software companies, another area that traditionally experienced consistent demand from corporations maintaining and upgrading their business software, were compelled to

* All fund returns referenced in this interview are for Investor Class shares.

[right margin]

"FACED WITH AN UNCERTAIN EARNINGS OUTLOOK, INVESTORS FLED HIGH-FLYING TECHNOLOGY SHARES AND GRAVITATED TOWARD SAFER, STEADIER STOCKS SELLING AT MORE REASONABLE VALUES."

PORTFOLIO AT A GLANCE
                                                3/31/01           3/31/00
NO. OF EQUITY SECURITIES                          500               502
P/E RATIO                                        27.0              38.7
MEDIAN MARKET                                    $7.60             $7.61
   CAPITALIZATION                               BILLION           BILLION
WEIGHTED MARKET                                  $97.2             $157
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                                10%               13%
EXPENSE RATIO (FOR
   INVESTOR CLASS)                               0.49%             0.49%

Investment terms are defined in the Glossary on pages 26-27.


                                                www.americancentury.com     5


Equity Index--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

reduce earnings projections when corporate information technology officers swiftly and sharply reduced spending.

     Nevertheless, there were technology stocks that recovered during the first quarter of 2001. Dell Computer and Microsoft were two examples. Because Dell sells direct, it did not face the same inventory pressures as its competitors. Microsoft persevered by meeting conservative earnings estimates, introducing its Windows 2000 operating software, and weathering concerns about the company's antitrust litigation. In addition, established semiconductor manufacturers such as Micron Technology and Advanced Micro Devices gained when their competitive advantages shone through the industry's down cycle and investors began to anticipate more positive trends.

WHAT ABOUT TELECOMMUNICATIONS?

     Telecommunications firms, particularly those offering wireless services, suffered from tight credit conditions. Many of these companies had ambitious network build-out plans that were highly dependent on a steady flow of capital. A tight credit backdrop raised doubts about the future prospects of highly leveraged wireless service providers. During the first quarter of 2001, some of the more traditional telephone service providers, such as WorldCom and AT&T, regained favor due to their defensive qualities, attractive share prices, and the perception that they would be the first to benefit from a recovery in the telecommunications sector. For the year, however, they suffered as well.

FINANCIALS IS THE SECOND-LARGEST SECTOR IN THE S&P 500. HOW DID IT FARE?

     The financial sector provided mixed performance during the fund's fiscal year. While falling interest rates would ordinarily be a positive influence on the sector, the slowing economy raised concerns about commercial and consumer credit quality at banks and financial services companies. However, two thrifts included in the S&P 500 -- Golden West Financial and Washington Mutual -- provided strong performance because their higher quality assets were less susceptible to credit pressures. Not surprisingly, the securities and asset management component of the S&P 500 lost ground when the stock market declined.

WERE THERE ANY AREAS THAT PERFORMED WELL IN THIS DIFFICULT MARKET ENVIRONMENT?

     For the most part, defensive investments offering stable, but not spectacular earnings, fared relatively well. The utilities, health care, and consumer non-cyclical sectors posted significant share-price growth. Many of these stocks started the period at very depressed valuations and within an uncertain environment they thrived. Then in early 2001, Fed rate cuts brightened prospects for other parts of the market, and these stocks sold off as investors sought to take profits on what had become overvalued securities. Nevertheless, Winn-Dixie and Kroger, Anheuser-Busch, and select food and tobacco companies posted solid returns for the year. Medical providers such as

[left margin]

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            3/31/01            9/30/00

GENERAL ELECTRIC CO.                         3.9%                4.4%
MICROSOFT CORP.                              2.7%                2.4%
EXXON MOBIL CORP.                            2.6%                2.4%
PFIZER, INC.                                 2.4%                2.2%
WAL-MART STORES, INC.                        2.1%                1.7%
CITIGROUP INC.                               2.0%                1.9%
AMERICAN INTERNATIONAL
     GROUP, INC.                             1.7%                1.7%
INTEL CORP.                                  1.6%                2.1%
AOL TIME WARNER INC.(1)                      1.6%                1.7%
INTERNATIONAL BUSINESS
     MACHINES CORP.                          1.6%                1.5%

(1) America Online, Inc. and Time Warner, Inc. merged 1/12/01. The 9/30/00 percentage represents both America Online, Inc. and Time Warner, Inc. shares owned by the fund.

TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                              AS OF              AS OF
                                             3/31/01            9/30/00

DRUGS                                         9.3%               7.8%
BANKS                                         8.4%               7.0%
FINANCIAL SERVICES                            7.3%               7.5%
COMPUTER SOFTWARE                             6.0%               5.7%
ENERGY RESERVES
     & PRODUCTION                             5.7%               5.3%


 6         1-800-345-2021


Equity Index--Q&A
--------------------------------------------------------------------------------

                                                                    (Continued)

Healthsouth and Tenet Healthcare also were very strong, and utilities held up well despite California's energy crisis.

     The transportation sector, although a very small part of the S&P 500, was a source of strength as railroads gained business due to increased need to transport coal for electricity generation. Industrials, environmental services, and construction and real property also performed well. Additionally, specialty stores Toys 'R' Us, CVS, and Walgreens provided strong returns.

WHAT IS THE OUTLOOK?

     While it's impossible to predict the direction of the stock market, we can evaluate some factors that might influence stock prices. One factor is valuation. Historically, a company's ability to grow profits and meet its earnings estimates dictated how much the market was willing to pay for the stock. That approach was ignored for some time during the tech run-up when investors were willing to pay astronomical prices for companies that offered only the promise of future earnings. During the past 12 months, concern about the direction of the economy and corporate earnings reawakened investors to the importance of how much they were paying for a company's projected earnings. With valuation back in focus, the direction of the market likely will be a more accurate reflection of the direction of corporate earnings.

     Another factor in the market's favor is the Fed's current rate-cut program. Market prices currently anticipate continued Fed easings through the remainder of 2001. Unless we experience a period of protracted weakness, lower interest rates should help rekindle and sustain corporate profitability.

[right margin]

"UNLESS WE EXPERIENCE A PERIOD OF PROTRACTED WEAKNESS, LOWER INTEREST RATES SHOULD HELP REKINDLE AND SUSTAIN CORPORATE PROFITABILITY."

TYPES OF INVESTMENTS IN  THE PORTFOLIO

                                                          AS OF MARCH 31, 2001
* COMMON STOCKS & FUTURES                                      100.0%

[pie chart]

                                                      AS OF SEPTEMBER 30, 2000
* COMMON STOCKS & FUTURES                                       99.9%
* TEMPORARY CASH INVESTMENTS                                     0.1%

[pie chart]


                                                www.americancentury.com     7


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

 COMMON STOCKS - 96.6%

AIRLINES - 0.2%
                    7,222  AMR Corp.(1)                         $                  253,637
                    5,903  Delta Air Lines Inc.                                    233,169
                   36,173  Southwest Airlines Co.                                  642,070
                    3,226  US Airways Group Inc.(1)                                114,362
                                                                ---------------------------------
                                                                                 1,243,238
                                                                ---------------------------------

ALCOHOL - 0.4%
                   43,170  Anheuser-Busch Companies, Inc.                        1,982,798
                    3,268  Brown-Forman Corp. Cl B                                 202,453
                    1,743  Coors (Adolph) Co. Cl B                                 114,062
                                                                ---------------------------------
                                                                                 2,299,313
                                                                ---------------------------------

APPAREL & TEXTILES - 0.3%
                    2,462  Liz Claiborne, Inc.                                     115,837
                   12,934  NIKE, Inc.                                              524,474
                    2,715  Reebok International Ltd.(1)                             67,495
                   39,509  Sara Lee Corp.                                          852,604
                    5,435  VF Corp.                                                190,225
                                                                ---------------------------------
                                                                                 1,750,635
                                                                ---------------------------------

BANKS - 8.4%
                   17,913  Amsouth Bancorporation                                  301,118
                   77,854  Bank of America Corp.                                 4,262,506
                   35,354  Bank of New York Co., Inc. (The)                      1,740,831
                   55,242  Bank One Corp.                                        1,998,656
                   19,231  BB&T Corporation                                        676,354
                    9,975  Charter One Financial Inc.                              282,293
                  240,183  Citigroup Inc.                                       10,803,430
                    8,489  Comerica Inc.                                           522,074
                   22,304  Fifth Third Bancorp                                   1,191,870
                   46,815  First Union Corp.                                     1,544,895
                   51,766  Fleet Boston Financial Corp.                          1,954,167
                   11,941  Huntington Bancshares Inc.                              169,413
                   90,982  J.P. Morgan Chase & Co.                               4,085,091
                   20,310  KeyCorp                                                 523,998
                   23,344  Mellon Financial Corp.                                  945,899
                   29,082  National City Corp.                                     777,944
                   10,608  Northern Trust Corp.                                    662,669
                    6,616  Old Kent Financial Corp.                                251,408
                   13,877  PNC Bank Corp.                                          940,167
                   10,601  Regions Financial Corp.                                 301,135
                    8,123  SouthTrust Corp.                                        371,373
                    7,761  State Street Corp.                                      724,877
                   14,203  SunTrust Banks, Inc.                                    920,354
                   13,689  Synovus Financial Corp.                                 369,603
                   92,187  U.S. Bancorp                                          2,138,737
                    6,632  Union Planters Corp.                                    255,266
                   10,031  Wachovia Corp.                                          604,368
                   81,725  Wells Fargo & Co.                                     4,042,935
                                                                ---------------------------------
                                                                                43,363,431
                                                                ---------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

CHEMICALS - 1.7%
                   10,975  Air Products & Chemicals, Inc.       $                  421,440
                    3,307  Ashland Inc.                                            126,989
                    5,282  Avery Dennison Corp.                                    274,770
                   42,806  Dow Chemical Co.                                      1,351,385
                   49,851  du Pont (E.I.) de Nemours & Co.                       2,028,935
                    3,697  Eastman Chemical Company                                181,966
                    6,114  Engelhard Corp.                                         158,108
                    1,451  FMC Corp.(1)                                            106,852
                    7,579  Goodyear Tire & Rubber Co. (The)                        180,759
                    2,392  Great Lakes Chemical Corp.                               73,530
                    5,133  Hercules Inc.                                            66,678
                   18,985  Minnesota Mining & Manufacturing Co.                  1,972,542
                    8,041  PPG Industries, Inc.                                    370,610
                    7,608  Praxair, Inc.                                           339,697
                   10,512  Rohm and Haas Co.                                       323,875
                    4,004  Sealed Air Corp.(1)                                     133,453
                    7,671  Sherwin-Williams Co.                                    195,457
                    4,836  Vulcan Materials Co.                                    226,470
                                                                ---------------------------------
                                                                                 8,533,516
                                                                ---------------------------------

CLOTHING STORES - 0.4%
                   40,588  Gap, Inc. (The)                                         962,747
                   20,300  Limited, Inc. (The)                                     319,116
                    6,425  Nordstrom, Inc.                                         104,599
                   13,374  TJX Companies, Inc. (The)                               427,968
                                                                ---------------------------------
                                                                                 1,814,430
                                                                ---------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 3.0%
                    4,755  Adaptec, Inc.(1)                                         41,235
                   16,568  Apple Computer, Inc.(1)                                 365,739
                   13,531  Avaya Inc.(1)                                           175,903
                   80,752  Compaq Computer Corp.                                 1,469,686
                  123,691  Dell Computer Corp.(1)                                3,177,312
                  104,658  EMC Corp. (Mass.)                                     3,076,944
                   15,392  Gateway Inc.(1)                                         258,740
                   92,454  Hewlett-Packard Co.                                   2,891,037
                    6,106  Lexmark International Group, Inc. Cl A(1)               277,945
                   15,362  Network Appliances, Inc.(1)                             257,794
                   27,094  Palm Inc.(1)                                            227,759
                   12,090  Pitney Bowes, Inc.                                      420,128
                    4,420  Qlogic Corp.(1)                                          99,450
                  155,908  Sun Microsystems, Inc.(1)                             2,395,526
                    7,000  Symbol Technologies, Inc.                               244,300
                   32,026  Xerox Corp.                                             191,836
                                                                ---------------------------------
                                                                                15,571,334
                                                                ---------------------------------

COMPUTER SOFTWARE - 6.0%
                   11,508  Adobe Systems Inc.                                      402,607
                    2,700  Autodesk, Inc.                                           82,434
                   11,582  BMC Software Inc.(1)                                    249,013
                    8,840  Citrix Systems, Inc.(1)                                 187,021
                   27,570  Computer Associates International, Inc.                 749,904
                   17,554  Compuware Corp.(1)                                      170,877


 8         1-800-345-2021                   See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

                   83,884  International Business Machines Corp. $               8,067,963
                    3,890  Mercury Interactive Corp.(1)                            162,894
                  255,159  Microsoft Corp.(1)(2)                                13,946,034
                    4,606  NCR Corp.(1)                                            179,772
                   15,218  Novell, Inc.(1)                                          76,328
                  267,050  Oracle Corp.(1)                                       3,999,074
                   12,701  Parametric Technology Corp.(1)                          115,103
                   13,612  PeopleSoft, Inc.(1)                                     318,606
                    6,329  Sabre Holdings Corp.(1)                                 292,210
                   20,480  Siebel Systems, Inc.(1)                                 556,749
                   15,024  Unisys Corp.(1)                                         210,336
                   19,578  Veritas Software Corp.(1)                               905,189
                                                                ---------------------------------
                                                                                30,672,114
                                                                ---------------------------------

CONSTRUCTION & REAL PROPERTY - 0.2%
                    2,848  Centex Corp.                                            118,619
                    3,548  Fluor Corporation                                       157,886
                    2,103  KB Home                                                  68,642
                   21,291  Masco Corp.                                             513,965
                    1,957  Pulte Corp.                                              79,082
                                                                ---------------------------------
                                                                                   938,194
                                                                ---------------------------------

CONSUMER DURABLES - 0.1%
                    3,852  Black & Decker Corporation                              141,561
                    9,345  Leggett & Platt, Inc.                                   179,704
                    3,703  Maytag Corp.                                            119,422
                    3,188  Whirlpool Corp.                                         159,368
                                                                ---------------------------------
                                                                                   600,055
                                                                ---------------------------------

DEFENSE/AEROSPACE - 1.2%
                   39,859  Boeing Co.                                            2,220,546
                    9,530  General Dynamics Corp.                                  597,912
                    4,906  Goodrich (B.F.) Company (The)                           188,243
                   38,103  Honeywell International Inc.                          1,554,602
                   20,635  Lockheed Martin Corp.                                   735,638
                    3,470  Northrop Grumman Corp.                                  301,890
                   16,309  Raytheon Co. Cl B                                       479,158
                    5,946  TRW Inc.                                                202,164
                                                                ---------------------------------
                                                                                 6,280,153
                                                                ---------------------------------

DEPARTMENT STORES - 3.2%
                   21,435  Costco Companies, Inc.(1)                               840,654
                    4,195  Dillards Inc.                                            92,038
                   15,785  Dollar General Corp.                                    322,645
                    9,502  Federated Department Stores, Inc.(1)                    394,808
                   23,139  Kmart Corp.(1)                                          217,507
                   15,868  Kohl's Corp.(1)                                         978,897
                   14,266  May Department Stores Co. (The)                         506,158
                   12,507  Penney (J.C.) Company, Inc.                             199,987
                   15,981  Sears, Roebuck & Co.                                    563,650
                   42,790  Target Corporation                                    1,543,863
                  213,597  Wal-Mart Stores, Inc.                                10,786,648
                                                                ---------------------------------
                                                                                16,446,855
                                                                ---------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

DRUGS - 9.3%
                    6,282  Allergan, Inc.                       $                  465,810
                   11,344  Alza Corp.(1)                                           459,432
                   62,646  American Home Products Corp.                          3,680,453
                   49,791  Amgen Inc.(1)                                         2,995,240
                    7,090  Biogen, Inc.(1)                                         449,107
                   93,549  Bristol-Myers Squibb Co.                              5,556,811
                   13,423  Cardinal Health, Inc.                                 1,298,675
                    9,180  Chiron Corp.(1)                                         403,346
                    8,430  Forest Laboratories, Inc. Cl A(1)                       499,393
                    8,100  King Pharmaceuticals, Inc.(1)                           330,075
                   53,893  Lilly (Eli) & Co.                                     4,131,437
                   13,646  McKesson HBOC, Inc.                                     365,031
                   10,150  MedImmune, Inc.(1)                                      363,814
                  110,236  Merck & Co., Inc.                                     8,366,912
                  301,688  Pfizer, Inc.                                         12,354,123
                   61,650  Pharmacia Corporation                                 3,105,311
                   69,908  Schering-Plough Corp.                                 2,553,739
                    3,674  Sigma-Aldrich Corp.                                     175,778
                    4,943  Watson Pharmaceuticals, Inc.(1)                         260,002
                                                                ---------------------------------
                                                                                47,814,489
                                                                ---------------------------------

ELECTRICAL EQUIPMENT - 3.3%
                   37,194  ADC Telecommunications Inc.(1)                          315,568
                    3,824  Andrew Corp.(1)                                          55,090
                    8,799  Cabletron Systems, Inc.(1)                              113,507
                  347,928  Cisco Systems Inc.(1)(2)                              5,490,738
                    7,952  Comverse Technology, Inc.(1)                            468,333
                   43,932  Corning Inc.                                            908,953
                    9,151  Jabil Circuit, Inc.(1)                                  197,845
                   62,440  JDS Uniphase Corp.(1)                                 1,151,238
                  162,757  Lucent Technologies Inc.                              1,622,687
                    2,224  Millipore Corp.                                         102,882
                    9,363  Molex Inc.                                              329,753
                  104,403  Motorola, Inc.                                        1,488,787
                  152,166  Nortel Networks Corp.                                 2,137,932
                    3,680  POWER-ONE INC.(1)                                        53,305
                   14,650  Sanmina Corp.(1)                                        286,133
                    7,746  Scientific-Atlanta, Inc.                                322,156
                   30,820  Solectron Corp.(1)                                      585,888
                    4,516  Tektronix, Inc.(1)                                      123,242
                   19,573  Tellabs, Inc.(1)                                        795,153
                    8,611  Thermo Electron Corp.(1)                                193,575
                                                                ---------------------------------
                                                                                16,742,765
                                                                ---------------------------------

ELECTRICAL UTILITIES - 2.9%
                   25,412  AES Corp. (The)(1)                                    1,269,583
                    5,280  Allegheny Energy, Inc.                                  244,253
                    6,545  Ameren Corp.                                            268,018
                   15,431  American Electric Power                                 725,257
                   13,500  Calpine Corp.(1)                                        743,445
                    7,596  Cinergy Corp.                                           254,846
                    6,264  CMS Energy Corp.                                        185,352
                   10,133  Consolidated Edison, Inc.                               375,934
                    7,784  Constellation Energy Group                              343,274


See Notes to Financial Statements           www.americancentury.com         9


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------
                   11,457  Dominion Resources Inc. (Va.)        $                  738,633
                    6,852  DTE Energy Company                                      272,710
                   36,680  Duke Energy Corp.                                     1,567,702
                   15,480  Dynegy Inc. Cl A                                        789,635
                   15,556  Edison International                                    196,628
                   10,655  Entergy Corp.                                           404,890
                   15,223  Exelon Corp.                                            998,629
                   10,777  FirstEnergy Corp.                                       300,894
                    8,460  FPL Group, Inc.                                         518,598
                    5,822  GPU Inc.                                                189,157
                    7,590  Niagara Mohawk Holdings Inc.(1)                         128,271
                   18,513  PG&E Corp.                                              230,487
                    4,063  Pinnacle West Capital Corp.                             186,370
                    6,938  PP&L Resources, Inc.                                    304,994
                    9,820  Progress Energy Inc.                                    422,947
                   10,291  Public Service Enterprise Group Inc.                    444,160
                   14,093  Reliant Energy, Inc.                                    637,708
                    9,770  Sempra Energy                                           227,446
                   32,266  Southern Co.                                          1,132,214
                   12,366  Texas Utilities Co.                                     510,963
                   16,320  XCEL Energy Inc.                                        491,395
                                                                ---------------------------------
                                                                                15,104,393
                                                                ---------------------------------

ENERGY RESERVES & PRODUCTION - 5.7%
                    4,233  Amerada Hess Corp.                                      330,682
                   11,896  Anadarko Petroleum Corp.                                746,831
                    5,933  Apache Corp.                                            341,800
                   10,318  Burlington Resources, Inc.                              461,731
                   30,709  Chevron Corp.                                         2,696,250
                    6,150  Devon Energy Corporation                                357,930
                   35,735  Enron Corp.                                           2,076,204
                    5,580  EOG Resources Inc.                                      230,063
                  166,233  Exxon Mobil Corp.                                    13,464,872
                    4,503  Kerr-McGee Corp.                                        292,245
                   17,683  Occidental Petroleum Corp.                              437,654
                   12,200  Phillips Petroleum Co.                                  671,610
                  102,113  Royal Dutch Petroleum Co.
                              New York Shares                                    5,661,145
                    6,938  Tosco Corp.                                             296,669
                   11,648  Unocal Corp.                                            402,671
                   23,054  Williams Companies, Inc. (The)                          987,864
                                                                ---------------------------------
                                                                                29,456,221
                                                                ---------------------------------

ENTERTAINMENT - 0.7%
                   27,995  Carnival Corp. Cl A                                     774,622
                   99,494  Disney (Walt) Co.                                     2,845,528
                                                                ---------------------------------
                                                                                 3,620,150
                                                                ---------------------------------

ENVIRONMENTAL SERVICES - 0.2%
                    9,435  Allied Waste Industries Inc.(1)                         147,941
                   29,685  Waste Management, Inc.                                  733,219
                                                                ---------------------------------
                                                                                   881,160
                                                                ---------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 7.3%
                    5,050  Ambac Financial Group, Inc.          $                  320,322
                   63,584  American Express Co.                                  2,626,019
                   12,253  AON Corp.                                               434,982
                    4,372  Block (H & R), Inc.                                     218,862
                    9,428  Capital One Financial Corp.                             523,254
                   36,748  Cendant Corporation(1)                                  536,153
                   12,550  CIT Group Inc.                                          362,444
                   10,300  Concord EFS, Inc.(1)                                    415,863
                    5,593  Countrywide Credit Industries, Inc.                     276,015
                    6,781  Equifax Inc.                                            211,906
                   48,128  Fannie Mae                                            3,830,989
                   33,193  Federal Home Loan
                              Mortgage Corporation                               2,151,902
                  473,857  General Electric Co.(2)                              19,835,653
                   22,470  Household International, Inc.                         1,331,123
                   13,193  Marsh & McLennan Companies, Inc.                      1,253,731
                    4,684  MBIA Inc.                                               377,905
                   40,685  MBNA Corp.                                            1,346,674
                    5,114  MGIC Investment Corp.                                   349,900
                   13,684  Providian Financial Corp.                               671,200
                    7,831  USA Education Inc.                                      568,922
                                                                ---------------------------------
                                                                                37,643,819
                                                                ---------------------------------

FOOD & BEVERAGE - 3.1%
                   30,228  Archer-Daniels-Midland Co.                              397,498
                   20,038  Campbell Soup Company                                   598,535
                  118,903  Coca-Cola Company (The)                               5,369,658
                   20,002  Coca-Cola Enterprises Inc.                              355,636
                   25,615  ConAgra, Inc.                                           467,218
                   13,583  General Mills, Inc.                                     584,205
                   16,667  Heinz (H.J.) Co.                                        670,013
                    6,505  Hershey Foods Corp.                                     450,927
                   19,420  Kellogg Co.                                             524,923
                   69,019  PepsiCo, Inc.                                         3,033,385
                    6,326  Quaker Oats Co. (The)                                   619,948
                    6,273  Supervalu Inc.                                           83,619
                   32,274  SYSCO Corp.                                             855,584
                   27,360  Unilever N.V. New York Shares                         1,440,230
                   10,798  Wrigley (Wm.) Jr. Company                               521,004
                                                                ---------------------------------
                                                                                15,972,383
                                                                ---------------------------------

FOREST PRODUCTS & PAPER - 0.8%
                    2,538  Bemis Co., Inc.                                          83,982
                    2,728  Boise Cascade Corp.                                      85,659
                   10,809  Georgia-Pacific Corp.                                   317,785
                   23,049  International Paper Co.                                 831,608
                   25,488  Kimberly-Clark Corp.                                  1,728,851
                    4,987  Louisiana-Pacific Corp.                                  47,925
                    4,733  Mead Corp. (The)                                        118,751
                    7,507  Pactiv Corp.(1)                                          90,910
                    1,357  Potlatch Corp.                                           43,356
                    2,340  Temple-Inland Inc.                                      103,545


 10         1-800-345-2021                   See Notes to Financial Statements


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------
                    4,830  Westvaco Corp.                       $                  117,031
                   10,394  Weyerhaeuser Co.                                        527,911
                    5,217  Willamette Industries, Inc.                             239,982
                                                                ---------------------------------
                                                                                 4,337,296
                                                                ---------------------------------

GAS & WATER UTILITIES - 0.5%
                   23,777  El Paso Corp.                                         1,552,638
                    6,440  Keyspan Energy Corp.                                    245,557
                    5,470  Kinder Morgan, Inc.                                     291,004
                    2,180  NICOR Inc.                                               81,249
                    9,744  NiSource Inc.                                           303,233
                    1,393  ONEOK, Inc.                                              56,960
                    1,671  People's Energy Corp.                                    64,952
                                                                ---------------------------------
                                                                                 2,595,593
                                                                ---------------------------------

GOLD - 0.1%
                   18,870  Barrick Gold Corp.                                      269,653
                   12,685  Homestake Mining Co.                                     66,723
                    9,202  Newmont Mining Corp.                                    148,336
                   15,740  Placer Dome Inc.                                        136,151
                                                                ---------------------------------
                                                                                   620,863
                                                                ---------------------------------

GROCERY STORES - 0.6%
                   19,591  Albertson's Inc.                                        623,386
                   39,078  Kroger Co. (The)(1)                                   1,007,822
                   23,990  Safeway Inc.(1)                                       1,323,048
                    6,717  Winn-Dixie Stores, Inc.                                 190,561
                                                                ---------------------------------
                                                                                 3,144,817
                                                                ---------------------------------

HEAVY ELECTRICAL EQUIPMENT - 0.5%
                    9,330  American Power Conversion Corp.(1)                      120,415
                    4,452  Cooper Industries, Inc.                                 148,919
                    2,896  Crane Co.                                                75,441
                    1,957  Cummins Engine Company, Inc.                             73,466
                    9,718  Dover Corp.                                             348,293
                    3,286  Eaton Corp.                                             225,091
                   20,524  Emerson Electric Co.                                  1,271,668
                    1,976  National Service Industries, Inc.                        46,337
                    8,719  Rockwell International Corp.                            316,936
                    2,759  Thomas & Betts Corp.                                     47,896
                                                                ---------------------------------
                                                                                 2,674,462
                                                                ---------------------------------

HEAVY MACHINERY - 0.1%
                   11,243  Deere & Co.                                             408,571
                                                                ---------------------------------

HOME PRODUCTS - 1.8%
                    2,688  Alberto-Culver Company Cl B                             106,606
                   11,401  Avon Products, Inc.                                     455,926
                   11,324  Clorox Company                                          356,140
                   27,392  Colgate-Palmolive Co.                                 1,513,682
                    7,407  Fortune Brands, Inc.                                    254,801
                   50,324  Gillette Company                                      1,568,599
                    4,658  International Flavors & Fragrances Inc.                 102,755
                   12,687  Newell Co.                                              336,206

Shares                                                          Value
--------------------------------------------------------------------------------
                   62,144  Procter & Gamble Co. (The)           $                3,890,214
                   14,745  Ralston Purina Co.                                      459,307
                    2,749  Tupperware Corp.                                         65,591
                                                                ---------------------------------
                                                                                 9,109,827
                                                                ---------------------------------

HOTELS - 0.2%
                    5,614  Harrah's Entertainment, Inc.(1)                         165,220
                   17,592  Hilton Hotels Corporation                               183,836
                   11,489  Marriott International, Inc.                            473,117
                    9,250  Starwood Hotels & Resorts
                              Worldwide, Inc.                                      314,593
                                                                ---------------------------------
                                                                                 1,136,766
                                                                ---------------------------------

INDUSTRIAL PARTS - 1.0%
                    1,042  Briggs & Stratton Corp.                                  39,982
                   16,472  Caterpillar Inc.                                        731,027
                    8,293  Genuine Parts Company                                   214,872
                   14,471  Illinois Tool Works Inc.                                822,531
                    7,666  Ingersoll-Rand Co.                                      304,417
                    4,206  ITT Industries, Inc.                                    162,983
                    5,851  Pall Corp.                                              128,254
                    5,564  Parker-Hannifin Corp.                                   221,002
                    2,798  Snap-on Inc.                                             81,478
                    4,116  Stanley Works (The)                                     135,622
                    6,788  Textron Inc.                                            385,830
                    2,881  Timken Co.                                               45,088
                   22,455  United Technologies Corp.                             1,645,951
                                                                ---------------------------------
                                                                                 4,919,037
                                                                ---------------------------------

INDUSTRIAL SERVICES - 0.9%
                    8,100  Cintas Corp.                                            319,262
                    6,805  Danaher Corp.                                           371,281
                    8,500  Robert Half International Inc.(1)                       189,975
                    2,843  Ryder System, Inc.                                       51,146
                   83,788  Tyco International Ltd.                               3,622,154
                                                                ---------------------------------
                                                                                 4,553,818
                                                                ---------------------------------

INFORMATION SERVICES - 1.5%
                   10,090  Applera Corp.-Applied Biosystems                        279,998
                   30,326  Automatic Data Processing, Inc.                       1,649,127
                    8,066  Computer Sciences Corp.(1)                              260,935
                    7,370  Convergys Corp.(1)                                      265,836
                   22,311  Electronic Data Systems Corp.                         1,246,292
                   18,910  First Data Corp.                                      1,129,116
                    5,900  Fiserv, Inc.(1)                                         264,394
                   14,042  IMS Health Inc.                                         349,646
                   14,735  Interpublic Group of Companies, Inc.                    506,147
                    7,792  Moody's Corp.                                           214,748
                    8,468  Omnicom Group Inc.                                      701,828
                   17,837  Paychex, Inc.                                           660,526
                    5,850  Sapient Corp.(1)                                         41,590
                                                                ---------------------------------
                                                                                 7,570,183
                                                                ---------------------------------


See Notes to Financial Statements               www.americancentury.com     11


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

INTERNET - 1.8%
                  206,880  AOL Time Warner Inc.(1)              $                8,306,232
                   12,870  BroadVision, Inc.(1)                                     68,573
                    9,900  Intuit Inc.(1)                                          273,797
                   26,660  Yahoo! Inc.(1)                                          418,229
                                                                ---------------------------------
                                                                                 9,066,831
                                                                ---------------------------------

LEISURE - 0.3%
                    4,159  Brunswick Corp.                                          81,641
                   14,384  Eastman Kodak Co.                                       573,777
                   14,510  Harley-Davidson, Inc.                                   550,655
                    8,213  Hasbro, Inc.                                            105,948
                   20,371  Mattel, Inc.                                            361,382
                                                                ---------------------------------
                                                                                 1,673,403
                                                                ---------------------------------

LIFE & HEALTH INSURANCE - 1.1%
                    6,893  AETNA Inc.(1)                                           247,597
                   25,382  Aflac Inc.                                              699,020
                   24,082  American General Corp.                                  921,137
                    7,343  CIGNA Corp.                                             788,344
                   15,512  Conseco Inc.                                            249,743
                    9,160  Lincoln National Corp.                                  389,025
                   36,511  MetLife, Inc.                                         1,097,156
                    6,053  Torchmark Corp.                                         235,038
                   15,294  United HealthCare Corp.                                 906,322
                   11,544  UnumProvident Corp.                                     337,316
                                                                ---------------------------------
                                                                                 5,870,698
                                                                ---------------------------------

MEDIA - 1.6%
                   27,914  Clear Channel Communications, Inc.(1)                 1,519,917
                   44,863  Comcast Corp. Cl A(1)                                 1,882,844
                    2,384  Meredith Corp.                                           83,225
                   14,479  Tribune Co.                                             589,874
                    9,900  Univision Communications Inc. Cl A(1)                   377,784
                   83,429  Viacom, Inc. Cl B(1)                                  3,668,374
                                                                ---------------------------------
                                                                                 8,122,018
                                                                ---------------------------------

MEDICAL PRODUCTS & SUPPLIES - 3.2%
                   73,966  Abbott Laboratories                                   3,490,455
                    2,427  Bard (C.R.), Inc.                                       110,186
                    2,551  Bausch & Lomb Inc. Cl A                                 116,479
                   14,060  Baxter International, Inc.                            1,323,608
                   12,284  Becton Dickinson & Co.                                  433,871
                    8,560  Biomet Inc.                                             337,318
                   19,379  Boston Scientific Corp.(1)                              391,068
                    6,090  Ecolab Inc.                                             258,338
                   14,740  Guidant Corp.(1)                                        663,153
                   66,471  Johnson & Johnson                                     5,814,217
                   57,424  Medtronic, Inc.                                       2,626,573
                    2,366  PerkinElmer, Inc.                                       124,097
                    4,063  St. Jude Medical, Inc.(1)                               218,793
                    9,370  Stryker Corp.                                           489,583
                                                                ---------------------------------
                                                                                16,397,739
                                                                ---------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 0.5%
                   26,433  HCA - The Healthcare Co.             $                1,064,457
                    4,891  HCR Manor Care, Inc.(1)                                  99,776
                   18,404  HEALTHSOUTH Corp.(1)                                    237,228
                    8,015  Humana Inc.(1)                                           83,997
                    5,442  Quintiles Transnational Corp.(1)                        102,548
                   15,354  Tenet Healthcare Corp.(1)                               675,576
                    3,000  Wellpoint Health Networks Inc.(1)                       285,930
                                                                ---------------------------------
                                                                                 2,549,512
                                                                ---------------------------------

MINING & METALS - 0.5%
                   15,239  Alcan Inc.                                              548,603
                   41,330  Alcoa Inc.                                            1,485,813
                    3,860  Allegheny Technologies Inc.                              67,203
                    1,343  Ball Corporation                                         61,603
                    7,072  Freeport-McMoRan Copper & Gold,
                              Inc. Cl B(1)                                          92,290
                    8,646  Inco Ltd.(1)                                            128,220
                    3,752  Nucor Corp.                                             150,343
                    3,792  Phelps Dodge Corp.                                      152,363
                    4,172  USX-U.S. Steel Group                                     61,287
                    4,085  Worthington Industries, Inc.                             37,991
                                                                ---------------------------------
                                                                                 2,785,716
                                                                ---------------------------------

MOTOR VEHICLES & PARTS - 1.0%
                    3,429  Cooper Tire & Rubber Company                             38,919
                    7,042  Dana Corp.                                              120,982
                   26,717  Delphi Automotive Systems                               378,580
                   88,648  Ford Motor Company                                    2,492,782
                   26,258  General Motors Corp.                                  1,361,477
                    4,111  Johnson Controls, Inc.                                  256,773
                    2,818  Navistar International Corp.(1)                          64,250
                    3,683  PACCAR Inc.                                             165,160
                    6,206  Visteon Corp.                                            93,338
                                                                ---------------------------------
                                                                                 4,972,261
                                                                ---------------------------------

OIL REFINING - 0.6%
                   29,738  Conoco Inc.                                             840,099
                    4,075  Sunoco, Inc.                                            132,152
                   26,330  Texaco Inc.                                           1,748,312
                   14,859  USX-Marathon Group                                      400,450
                                                                ---------------------------------
                                                                                 3,121,013
                                                                ---------------------------------

OIL SERVICES - 0.9%
                   15,880  Baker Hughes Inc.                                       576,603
                   21,166  Halliburton Co.                                         777,850
                    2,874  McDermott International, Inc.                            36,356
                    7,050  Nabors Industries, Inc.(1)                              365,472
                    6,430  Noble Drilling Corp.(1)                                 296,809
                    4,525  Rowan Companies, Inc.(1)                                124,438
                   27,401  Schlumberger Ltd.                                     1,578,571
                   15,170  Transocean Sedco Forex, Inc.                            657,620
                                                                ---------------------------------
                                                                                 4,413,719
                                                                ---------------------------------


 12         1-800-345-2021                   See Notes to Financial Statements



Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares                                                          Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 2.7%
                   34,937  Allstate Corp.                       $                1,465,258
                  111,277  American International Group, Inc.                    8,957,798
                    8,371  Chubb Corp.                                             606,395
                    7,690  Cincinnati Financial Corp.                              291,499
                   11,332  Hartford Financial Services Group
                              Inc. (The)                                           668,588
                    4,948  Jefferson-Pilot Corp.                                   335,920
                    9,392  Loews Corp.                                             557,979
                    3,498  Progressive Corp. (Ohio)                                339,481
                    6,107  SAFECO Corp.                                            172,332
                   10,426  St. Paul Companies, Inc.                                459,265
                                                                ---------------------------------
                                                                                13,854,515
                                                                ---------------------------------

PUBLISHING - 0.5%
                    2,961  American Greetings Corp. Cl A                            31,387
                    3,473  Deluxe Corp.                                             82,206
                    5,867  Donnelley (R.R.) & Sons Co.                             153,833
                    4,190  Dow Jones & Co., Inc.                                   219,347
                   12,618  Gannett Co., Inc.                                       753,546
                    3,482  Harcourt General Inc.                                   193,843
                    3,492  Knight-Ridder, Inc.                                     187,555
                    9,362  McGraw-Hill Companies, Inc. (The)                       558,443
                    7,769  New York Times Co. (The) Cl A                           318,296
                                                                ---------------------------------
                                                                                 2,498,456
                                                                ---------------------------------

RAILROADS - 0.4%
                   18,798  Burlington Northern Santa Fe Corp.                      571,083
                   10,194  CSX Corporation                                         343,538
                   18,398  Norfolk Southern Corp.                                  307,983
                   11,852  Union Pacific Corp.                                     666,675
 .                                                                ---------------------------------
                                                                                 1,889,279
 .                                                                ---------------------------------

RESTAURANTS - 0.5%
                    5,747  Darden Restaurants, Inc.                                136,491
                   62,687  McDonald's Corp.                                      1,664,340
                    9,090  Starbucks Corp.(1)                                      385,473
                    7,022  Tricon Global Restaurants Inc.(1)                       268,170
                    5,465  Wendy's International, Inc.                             121,979
 .                                                                ---------------------------------
                                                                                 2,576,453
 .                                                                ---------------------------------

SECURITIES & ASSET MANAGEMENT - 1.5%
                    5,117  Bear Stearns Companies Inc. (The)                       234,052
                   11,701  Franklin Resources, Inc.                                457,626
                   11,978  Lehman Brothers Holdings Inc.                           751,021
                   38,584  Merrill Lynch & Co., Inc.                             2,137,554
                   53,394  Morgan Stanley Dean Witter & Co.                      2,856,579
                   66,179  Schwab (Charles) Corp.                                1,020,480
                   10,642  Stilwell Financial Inc.                                 285,418
                    5,824  T. Rowe Price Group Inc.                                182,182
 .                                                                ---------------------------------
                                                                                 7,924,912
 .                                                                ---------------------------------

Shares                                                         Value
-------------------------------------------------------------------------------

SEMICONDUCTOR - 3.9%
                   14,992  Advanced Micro Devices, Inc.(1)      $                  397,888
                   21,852  Agilent Technologies, Inc.(1)                           671,512
                   18,970  Altera Corp.(1)                                         406,077
                   17,200  Analog Devices, Inc.(1)                                 623,328
                   38,726  Applied Materials, Inc.(1)                            1,685,791
                   14,300  Applied Micro Circuits Corp.(1)                         236,397
                   11,720  Broadcom Corp.(1)                                       338,708
                   11,610  Conexant Systems, Inc.(1)                               103,946
                  321,832  Intel Corp.                                           8,468,204
                    8,835  KLA-Tencor Corp.(1)                                     347,602
                   15,140  Linear Technology Corp.                                 621,213
                   15,258  LSI Logic Corp.(1)                                      240,008
                   13,560  Maxim Integrated Products, Inc.(1)                      564,028
                   28,316  Micron Technology, Inc.(1)                            1,175,963
                    8,358  National Semiconductor Corp.(1)                         223,577
                    6,730  Novellus Systems, Inc.(1)                               273,196
                    8,351  Teradyne, Inc.(1)                                       275,583
                   82,918  Texas Instruments Inc.                                2,568,800
                    9,100  Vitesse Semiconductor Corp.(1)                          216,409
                   15,784  Xilinx, Inc.(1)                                         553,920
                                                                ---------------------------------
                                                                                19,992,150
                                                                ---------------------------------

SPECIALTY STORES - 2.2%
                    5,456  Autozone Inc.(1)                                        152,877
                   13,680  Bed Bath & Beyond Inc.(1)                               335,160
                    9,938  Best Buy Co., Inc.(1)                                   357,370
                    9,828  Circuit City Stores-Circuit City Group                  104,177
                    5,310  Consolidated Stores Corp.(1)                             53,366
                   18,764  CVS Corp.                                             1,097,506
                    4,478  Grainger (W.W.), Inc.                                   151,580
                  110,783  Home Depot, Inc.                                      4,774,746
                    1,787  Longs Drug Stores Corp.                                  52,824
                   18,317  Lowe's Companies, Inc.                                1,070,629
                   14,282  Office Depot, Inc.(1)                                   124,968
                    8,877  RadioShack Corp.                                        325,697
                   21,645  Staples, Inc.(1)                                        321,293
                    6,970  Tiffany & Co.                                           189,933
                    9,448  Toys 'R' Us, Inc.(1)                                    237,145
                   48,535  Walgreen Co.                                          1,980,228
                                                                ---------------------------------
                                                                                11,329,499
                                                                ---------------------------------

TELEPHONE - 5.5%
                  179,724  AT&T Corp.                                            3,828,121
                   89,565  BellSouth Corp.                                       3,665,000
                    6,757  CenturyTel Inc.                                         194,264
                   12,702  Citizens Communications Company(1)                      160,680
                   42,281  Global Crossing Ltd.(1)                                 570,371
                   79,201  Qwest Communications
                              International Inc.(1)                              2,775,995
                  161,879  SBC Communications Inc.                               7,224,660
                   42,264  Sprint Corp.                                            929,385
                  129,159  Verizon Communications                                6,367,539
                  137,666  WorldCom, Inc.(1)                                     2,568,331
                                                                ---------------------------------
                                                                                28,284,346
                                                                ---------------------------------


See Notes to Financial Statements                www.americancentury.com   13


Equity Index--Schedule of Investments
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

Shares/Principal Amount                                         Value
--------------------------------------------------------------------------------

THRIFTS - 0.4%
                    7,599  Golden West Financial Corp. (Del.)   $                  493,175
                   27,784  Washington Mutual, Inc.                               1,521,174
                                                                ---------------------------------
                                                                                 2,014,349
                                                                ---------------------------------

TOBACCO - 1.0%
                  106,370  Philip Morris Companies Inc.                          5,047,257
                    7,800  UST Inc.                                                234,390
                                                                ---------------------------------
                                                                                 5,281,647
                                                                ---------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.1%
                   14,197  FedEx Corporation(1)                                    591,731
                                                                ---------------------------------

WIRELESS TELECOMMUNICATIONS - 0.8%
                   15,007  ALLTEL Corp.                                            787,267
                   36,434  Nextel Communications, Inc.(1)                          526,016
                   35,982  QUALCOMM Inc.(1)                                      2,036,356
                   44,606  Sprint PCS(1)                                           847,514
                                                                ---------------------------------
                                                                                 4,197,153
                                                                ---------------------------------

TOTAL COMMON STOCKS                                                            497,227,281
                                                                ---------------------------------

  (Cost $552,013,967)

 TEMPORARY CASH INVESTMENTS -
 RESERVED FOR FUTURES* -- 3.4%

    Repurchase Agreements, Goldman Sachs & Co.,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 5.20%, dated 3/30/01, due 4/2/01
       (Delivery value $16,307,063)                                             16,300,000

               $1,350,000  U.S. Treasury Bill, 4.21%, 6/21/01(2)(3)              1,337,850
                                                                ---------------------------------

TOTAL TEMPORARY CASH INVESTMENTS -
RESERVED FOR FUTURES                                                            17,637,850
                                                                ---------------------------------
  (Cost $17,637,212)

TOTAL INVESTMENT SECURITIES - 100.0%                            $              514,865,131
                                                                =================================
  (Cost $569,651,179)

 FUTURES CONTRACTS

                        Expiration          Underlying Face                   Unrealized
     Purchased             Date                at Value                          Loss
---------------------------------------------------------------------------------------------------------
    60 S&P 500             June
      Futures              2001               $17,655,000                     $(942,297)
                                          ==========================================================

*Futures contracts typically are based on a stock index, such as the S&P 500, and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund can have increased equity exposure while maintaining easy access to cash for additional purchases.

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3) Rate disclosed is the yield to maturity at purchase.


 14         1-800-345-2021                  See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. For each class of shares, the net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

MARCH 31, 2001

ASSETS

Investment securities, at value
   (identified cost of $569,651,179) (Note 3) ...................   $514,865,131
Receivable for investments sold .................................        756,513
Receivable for capital shares sold ..............................          2,939
Receivable for variation margin on futures contracts ............        231,031
Dividends and interest receivable ...............................        468,773
                                                                    ------------

                                                                     516,324,387
                                                                    ------------

LIABILITIES

Disbursements in excess of demand deposit cash ..................      2,127,263
Payable for investments purchased ...............................        680,477
Accrued management fees (Note 2) ................................        141,588
Payable for directors' fees and expenses ........................            407
Accrued expenses and other liabilities ..........................            444
                                                                    ------------
                                                                       2,950,179
                                                                    ------------

Net Assets ......................................................   $513,374,208
                                                                    ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus) .........................   $587,020,384
Undistributed net investment income .............................         55,578
Accumulated net realized loss on investment transactions ........    (17,973,409
Net unrealized depreciation on investments (Note 3) .............    (55,728,345
                                                                    ------------
                                                                    $513,374,208
                                                                    ============

Investor Class, $0.01 Par Value
Net assets ......................................................   $ 71,415,446
Shares outstanding ..............................................     15,410,914
Net asset value per share .......................................   $       4.63

Institutional Class, $0.01 Par Value
Net assets ......................................................   $441,958,762
Shares outstanding ..............................................     95,296,142
Net asset value per share .......................................   $       4.64


See Notes to Financial Statements              www.americancentury.com     15


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and interest income, fees and expenses, and investment gains or losses.

YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME

Income:
Dividends (net of foreign taxes withheld of $25,727) .........    $   5,913,521
Interest .....................................................        1,079,132
                                                                  -------------
                                                                      6,992,653
                                                                  -------------

Expenses (Note 2):

Management fees ..............................................        1,677,802
Directors' fees and expenses .................................            3,218
                                                                  -------------
                                                                      1,681,020
                                                                  -------------

Net investment income ........................................        5,311,633
                                                                  -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3)

Net realized loss on investments .............................      (14,113,462)
Change in net unrealized depreciation on investments .........     (126,716,199)
                                                                  -------------
Net realized and unrealized loss on investments ..............     (140,829,661)
                                                                  -------------

Net Decrease in Net Assets Resulting from Operations .........    $(135,518,028)
                                                                  =============


 16         1-800-345-2021                See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

YEARS ENDED MARCH 31, 2001 AND MARCH 31, 2000

Increase in Net Assets

                                                       2001             2000
OPERATIONS

Net investment income ........................   $   5,311,633    $   4,565,911
Net realized loss on investments .............     (14,113,462)      (1,209,726)
Change in net unrealized appreciation
   (depreciation) on investments .............    (126,716,199)      61,820,765
                                                 -------------    -------------
Net increase (decrease) in net
   assets resulting from operations ..........    (135,518,028)      65,176,950
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class .............................        (615,487)        (481,669)
  Institutional Class ........................      (4,685,200)      (4,363,580)

In excess of net realized
   gains on investments:
  Investor Class .............................            --           (408,312)
  Institutional Class ........................            --         (2,893,013)
                                                 -------------    -------------

Decrease in net assets
   from distributions ........................      (5,300,687)      (8,146,574)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS (Note 4)

Net increase in net assets
   from capital share transactions ...........     186,727,870      128,845,313
                                                 -------------    -------------

Net increase in net assets ...................      45,909,155      185,875,689

NET ASSETS

Beginning of period ..........................     467,465,053      281,589,364
                                                 -------------    -------------
End of period ................................   $ 513,374,208    $ 467,465,053
                                                 =============    =============

Undistributed net
   investment income .........................   $      55,578    $      44,632
                                                 =============    =============


See Notes to Financial Statements                www.americancentury.com   17


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 2001

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. American Century Equity Index Fund (the fund) is one of the six funds issued by the corporation. The fund is non-diversified under the 1940 Act. The investment objective of the fund is long-term capital growth. The fund seeks to achieve this objective by matching, as closely as possible, the investment results of the Standard & Poor's 500 Composite Stock Price Index. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    MULTIPLE CLASS -- The fund is authorized to issue two classes of shares: the Investor Class and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

    SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 2001, Equity Index had accumulated net realized capital loss carryovers for federal income tax purposes of $2,917,397 (expiring in 2009) which may be used to offset future taxable gains.

For the five month period ended March 31, 2001, Equity Index incurred net capital losses of $4,075,586. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.


 18     1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's class average daily closing net assets during the previous month. The annual management fee is 0.49% and 0.29% for the Investor and Institutional Class, respectively.

    ACIM has entered into a Subadvisory Agreement with Barclays Global Fund Advisors (BGFA) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund's investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining BGFA as the subadvisor of the fund.

The funds may invest in a money market fund for temporary purposes that is managed by J.P. Morgan Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co., an equity investor in American Century Companies, Inc. The funds also have a bank line of credit agreement with J.P. Morgan Chase & Co. See Note 5 for more information on the bank line of credit.

Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the year ended March 31, 2001, were $227,176,419 and $48,289,264, respectively.

On March 31, 2001, accumulated net unrealized depreciation on investments was $67,017,524, based on the aggregate cost of investments for federal income tax purposes of $581,882,655, which consisted of unrealized appreciation of $33,535,422 and unrealized depreciation of $100,552,946.


                                                 www.americancentury.com   19


Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                    (Continued)

MARCH 31, 2001

4. CAPITAL SHARE TRANSACTIONS

  Transactions in shares of the fund were as follows:


                                                    SHARES            AMOUNT
INVESTOR CLASS

Year ended March 31, 2001
Shares Authorized ...........................     50,000,000
                                             =================
Sold ........................................      9,186,150       $50,344,676
Issued in reinvestment of distributions .....        108,839           586,812
Redeemed ....................................     (5,395,786)      (29,602,231)
                                             -----------------  ----------------
Net increase ................................      3,899,203       $21,329,257
                                             =================  ================

Year ended March 31, 2000
Shares Authorized ...........................     25,000,000
                                             =================
Sold ........................................     14,625,346       $80,452,103
Issued in reinvestment of distributions .....        152,909           853,014
Redeemed ....................................     (6,540,236)      (36,337,553)
                                             -----------------  ----------------
Net increase ................................      8,238,019       $44,967,564
                                             =================  ================

INSTITUTIONAL CLASS
Year ended March 31, 2001
Shares Authorized ...........................    200,000,000
                                             =================
Sold ........................................     57,525,338      $322,372,671
Issued in reinvestment of distributions .....        867,678         4,665,732
Redeemed ....................................    (29,649,833)     (161,639,790)
                                             -----------------  ----------------
Net increase ................................     28,743,183      $165,398,613
                                             =================  ================

Year ended March 31, 2000
Shares Authorized ...........................    100,000,000
                                             =================
Sold ........................................     45,743,723      $250,635,461
Issued in reinvestment of distributions .....      1,302,279         7,229,861
Redeemed ....................................    (31,407,870)     (173,987,573)
                                             -----------------  ----------------
Net increase ................................     15,638,132   $    83,877,749
                                             =================  ================

--------------------------------------------------------------------------------
5. BANK LOANS

    The fund, along with certain other funds managed by ACIM, has entered into an unsecured $620,000,000 bank line of credit agreement with J.P. Morgan Chase & Co. Effective December 19, 2000, the bank line of credit was renewed at $520,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended March 31, 2001.


 20     1-800-345-2021


Equity Index--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the share class is not five years old). It also includes several key statistics for each reporting period, including TOTAL RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO TURNOVER (a gauge of the fund's trading activity).

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                       Investor Class

                                              2001          2000        1999(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period .....   $5.99         $5.20         $5.00
                                          ----------    ----------   ----------
Income From Investment Operations
  Net Investment Income(2) ...............    0.05          0.05          0.01
  Net Realized and Unrealized Gain
     (Loss) on Investment Transactions ...   (1.36)         0.83          0.19
                                          ----------    ----------   ----------
  Total From Investment Operations .......   (1.31)         0.88          0.20
                                          ----------    ----------   ----------
Distributions
  From Net Investment Income .............   (0.05)        (0.05)           --
  In Excess of Net Realized Gains ........      --         (0.04)           --
                                          ----------    ----------   ----------
  Total Distributions ....................   (0.05)        (0.09)           --
                                          ----------    ----------   ----------
Net Asset Value, End of Period ...........   $4.63         $5.99         $5.20
                                          ==========    ==========   ==========
  Total Return(3) ........................  (22.04)%       17.17%         4.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets .................     0.49%        0.49%       0.49%(4)
Ratio of Net Investment Income
   to Average Net Assets .................     0.83%        0.94%       1.13%(4)
Portfolio Turnover Rate ..................       10%          13%            0%
Net Assets, End of Period (in thousands)..   $71,415      $68,905      $17,010

(1)  February 26, 1999 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


See Notes to Financial Statements              www.americancentury.com   21


Equity Index--Financial Highlights
--------------------------------------------------------------------------------

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                                    Institutional Class

                                             2001          2000         1999(1)
================================================================================

PER-SHARE DATA

Net Asset Value, Beginning of Period .....   $5.99         $5.20          $5.00
                                          ----------    ----------    ----------
Income From Investment Operations
  Net Investment Income(2) ...............    0.06          0.06           0.01
  Net Realized and Unrealized Gain
     (Loss) on Investment Transactions ...   (1.35)         0.84           0.19
                                          ----------    ----------    ----------
  Total From Investment Operations .......   (1.29)         0.90           0.20
                                          ----------    ----------    ----------
Distributions
  From Net Investment Income .............   (0.06)        (0.07)            --
  In Excess of Net Realized Gains ........      --         (0.04)            --
                                          ----------    ----------    ----------
  Total Distributions ....................   (0.06)        (0.11)            --
                                          ----------    ----------    ----------
Net Asset Value, End of Period ...........   $4.64         $5.99          $5.20
                                          ==========    ==========    ==========
  Total Return(3) ........................  (21.72)%       17.43%         4.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets .................    0.29%         0.29%       0.29%(4)
Ratio of Net Investment Income
   to Average Net Assets .................    1.03%         1.14%       1.33%(4)
Portfolio Turnover Rate ..................      10%           13%            0%
Net Assets, End of Period (in thousands)..  $441,959      $398,560      $264,580

(1)  February 26, 1999 (inception) through March 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


 22         1-800-345-2021                  See Notes to Financial Statements


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,

American Century Capital Portfolios, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Index Fund (the "Fund"), one of the funds comprising American Century Capital Portfolios, Inc., as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and for the period February 26, 1999 (inception) through March 31, 1999. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Equity Index Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the two periods then ended and for the period February 26, 1999 (inception) through March 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
May 11, 2001


                                               www.americancentury.com   23


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

    Two classes of shares are authorized for sale by the fund: Investor Class and Institutional Class.

    INVESTOR CLASS shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

    INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans, or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

    All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.


RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


 24     1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

    American Century offers 15 growth and income funds including domestic equity, balanced, asset allocation, and specialty.

    The Equity Index Fund seeks to match, as closely as possible, the investment characteristics and results of the S&P 500 Index. The S&P 500 Index comprises 500 selected common stocks, most of which are listed on the New York Stock Exchange. The fund is managed by buying and selling stocks and other securities in order to build an investment portfolio that will match, as closely as possible, the investment characteristics of the S&P 500 Index.

    Standard & Poor's, a division of The McGraw-Hill Companies, Inc., chooses the stocks included in the S&P 500 Index on a market capitalization-weighted basis. The weightings of stocks in the S&P 500 Index are further based on each stock's total market capitalization relative to the other stocks contained in the index. Because of this weighting, the fund expects that the 50 largest companies will make up a large proportion of the S&P 500 Index.

    The advisor generally will select stocks for the fund's portfolio in order of their weightings in the S&P 500 Index, beginning with the heaviest-weighted stocks. The fund attempts to be fully invested at all times in the stocks that make up the S&P 500 Index, and, in any event, at least 80% of the fund's total assets will be so invested.

FUND MANAGEMENT

    Barclays Global Fund Advisors (BGFA), a subsidiary of Barclays Global Investors (BGI), serves as subadvisor of the American Century Equity Index Fund, with oversight by American Century's quantitative equity group.

    In 1971, BGI introduced the concept of indexing. With assets under management of more than $600 billion, BGI is the world's largest institutional investment firm. BGI's clients include corporate and government retirement plans, universities, foundations, financial planning advisors, mutual fund distributors and central banks. A subsidiary of London, UK-based Barclays PLC, BGI is headquartered in San Francisco, CA, and has offices worldwide.

COMPARATIVE INDICES

    The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

    The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

    The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

"Standard & Poor's,(reg.tm)" "S&P 500,(reg.tm)" "S&P,(reg.tm)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by American Century Investment Management, Inc. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


                                               www.americancentury.com    24


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 21-22.

INVESTMENT TERMS

* MEDIAN MARKET CAPITALIZATION-- Market capitalization (market cap) is the total value of a company's stock and is calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

* WEIGHTED AVERAGE MARKET CAPITALIZATION-- average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.) When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

TYPES OF STOCKS

* BLUE CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.8 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $2.2 billion and $9.8 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The S&P 400 Index and Russell 2500 Index generally consist of stocks in this range.


 26     1-800-345-2021


Glossary
--------------------------------------------------------------------------------

                                                                    (Continued)

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.2 billion. This is Lipper's market capitalization breakpoint as of March 31, 2001, although it may be subject to change based on market fluctuations. The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

    Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with correspondingly high price-fluctuation risk.


                                               www.americancentury.com   27


Notes


 28     1-800-345-2021


[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities               International Discovery
   Giftrust(reg.tm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.tm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Intermediate-Term Bond          CA Intermediate-Term
   Intermediate-Term Treasury         Tax-Free
   GNMA                            AZ Intermediate-Term
   Inflation-Adjusted Treasury        Municipal
   Limited-Term Bond               FL Intermediate-Term
   Short-Term Government              Municipal
   Short-Term Treasury             Intermediate-Term Tax-Free
                                   CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Long-Term Treasury              CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Bond                            CA Insured Tax-Free
   Premium Bond

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2025*                    CA High-Yield Municipal
   Target 2020*                    High-Yield Municipal
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Premium Capital Reserve         FL Municipal Money Market
   Prime Money Market              CA Municipal Money Market
   Premium Government Reserve      CA Tax-Free Money Market
   Government Agency               Tax-Free Money Market
      Money Market
   Capital Preservation


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.




[back cover]

Who We Are

[graphic of rowers]

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and corporations, and offer a range of services designed to make investing easy and convenient.

For four decades, American Century has been a leader in performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their futures in our hands. With so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[american logo and text logo (reg. sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.

INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


American Century Investments                                     PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES


0105                              American Century Investment Services, Inc.
SH-ANN-25363                      (c)2001 American Century Services Corporation